                                 April 30, 2003
                      STATEMENT OF ADDITIONAL INFORMATION
                       SALOMON BROTHERS INVESTMENT SERIES
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (800) SALOMON
                                 (800) 725-6666

Salomon Brothers Investment Series consists of (i) Salomon Brothers All Cap Value Fund ('All Cap Value Fund'), (ii) Salomon Brothers Balanced Fund ('Balanced Fund'), (iii) Salomon Brothers California Tax Free Bond Fund ('California Tax Free Bond Fund'), (iv) Salomon Brothers Capital Fund ('Capital Fund'), (v) Salomon Brothers Cash Management Fund ('Cash Management Fund'),
(vi) Salomon Brothers High Yield Bond Fund ('High Yield Bond Fund'),
(vii) Salomon Brothers International Equity Fund ('International Equity Fund'),
(viii) Salomon Brothers Investors Value Fund ('Investors Value Fund'),
(ix) Salomon Brothers Large Cap Growth Fund ('Large Cap Growth Fund'), (x) Salomon Brothers Mid Cap Fund ('Mid Cap Fund'), (xi) Salomon Brothers National Tax Free Bond Fund ('National Tax Free Bond Fund'), (xii) Salomon Brothers New York Municipal Money Market Fund ('New York Municipal Money Market Fund'),
(xiii) Salomon Brothers New York Tax Free Bond Fund ('New York Tax Free Bond Fund'), (xiv) Salomon Brothers Small Cap Growth Fund ('Small Cap Growth Fund'),
(xv) Salomon Brothers Strategic Bond Fund ('Strategic Bond Fund'), and (xvi) Salomon Brothers Short/Intermediate U.S. Government Fund ('U.S. Government Fund') (each, a 'Fund' and collectively, the 'Funds').

Each of the Capital Fund and Investors Value Fund is an open-end management investment company incorporated in Maryland. Each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is an investment portfolio of Salomon Funds Trust, a Massachusetts business trust. Each of the other Funds is an investment portfolio of Salomon Brothers Series Funds Inc, an open-end management investment company incorporated in Maryland.

This Statement of Additional Information (the 'SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' current Prospectus, dated April 30, 2003, as supplemented from time to time (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders (the 'Reports'). The Prospectus and copies of the Reports may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above.

                               TABLE OF CONTENTS

The Funds................................................................    2
Additional Information on Fund Investments and Investment Policies.......    2
Additional Investment Activities and Risk Factors........................   25
Investment Restrictions and Limitations..................................   58
Management...............................................................   68
Principal Holders of Securities..........................................   80
Investment Manager.......................................................   91
Portfolio Transactions...................................................  104
Net Asset Value..........................................................  107
Additional Purchase Information..........................................  109
Additional Redemption Information........................................  111
Additional Information Concerning Taxes..................................  111
Performance Information and Data.........................................  120
Shareholder Services.....................................................  134
Account Services.........................................................  137
Capital Stock............................................................  137
Custodian and Transfer Agent.............................................  140
Independent Auditors.....................................................  140
Counsel..................................................................  141
Financial Statements.....................................................  141
Special Investment Considerations Relating To California
  Municipal Obligations..................................................  A-1
Special Investment Considerations Relating To New York
  Municipal Obligations..................................................  B-1
Description of Ratings...................................................  C-1

                                   THE FUNDS

Salomon Brothers Series Funds Inc is an open-end investment company that was incorporated in Maryland on April 17, 1990. Salomon Brothers Series Funds Inc is divided into eleven separate investment portfolios: All Cap Value Fund, Balanced Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, U.S. Government Fund (the 'Series Funds') and the Salomon Brothers Institutional Money Market Fund. All of the Series Funds other than the New York Municipal Money Market Fund are diversified portfolios. Prior to September 16, 2002 the U.S. Government Fund was known as the Salomon Brothers U.S. Government Income Fund. Shares of the Salomon Brothers Institutional Money Market Fund are offered through a separate prospectus and statement of additional information.

Each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is an investment portfolio of Salomon Funds Trust, an open-end investment company organized as a Massachusetts business trust on May 27, 1986. Mid Cap Fund is a diversified portfolio. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is a non-diversified portfolio. Prior to September 6, 2002, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund were known as Salomon Brothers California Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund and Salomon Brothers New York Tax Free Income Fund, respectively.

Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

Salomon Brothers Series Funds Inc, Capital Fund and Investors Value Fund are referred to herein individually as a 'Company,' or collectively as the 'Companies.' Salomon Funds Trust is referred to herein as the 'Trust'.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS
                            AND INVESTMENT POLICIES

The Prospectus describes each Fund's investment objective and key investment policies. The discussion below provides additional information about each Fund's investment policies and the types of securities and other instruments in which each Fund may invest. Reference herein to the Investment Manager means Salomon Brothers Asset Management Inc ('SBAM'). Reference herein to a Fund's 'Board' means that Fund's Board of Directors, or, in the case of Mid Cap Fund, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund, the Board of Trustees.

The investment objectives of the Capital Fund and Investors Value Fund are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the '1940 Act'). The investment objectives of each of the Series Funds, except for the New York Municipal Money Market Fund and Cash Management Fund, are non-fundamental, which means that they may be changed without shareholder approval.

Except as otherwise noted, the policies described below are non-fundamental, which means that they may be changed without shareholder approval. Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets for any other reason.

With respect to the 80% investment policies for each of the California Tax Free Bond Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Small Cap Growth Fund and U.S. Government Fund, 'related investments' include synthetic instruments, such as derivatives, that have economic characteristics similar to the securities in which the Fund invests and may also include securities collateralizing a repurchase agreement.

ALL CAP VALUE FUND

The All Cap Value Fund seeks to achieve its objective through investment in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stocks. The Fund also invests to a lesser extent in bonds and other debt instruments. There is no guarantee that the Fund will achieve its investment objective.

The Fund may invest up to 25% of its assets in securities of foreign issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may also invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index. For a discussion of the risks associated with investment in investment companies, see 'Additional Investment Activities and Risk Factors -- Other Investment Companies.'

When SBAM believes that a defensive investment posture is warranted or when opportunities for capital growth do not appear attractive, the Fund may temporarily invest all or a portion of its assets in short-term money market instruments, including repurchase agreements with respect to those instruments. The Fund is authorized to borrow money in an amount up to 10% of its total assets for temporary or emergency purposes.

The foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

BALANCED FUND

The Balanced Fund seeks to achieve its objective through investment in a broad range of equity and fixed income securities of both U.S. and foreign issuers. However, under normal market conditions at least 40% of the Fund's assets are allocated to equity securities.

Up to 20% of the Fund's net assets may be invested in non-convertible fixed income securities that are rated Ba or lower by Moody's Investors Services, Inc. ('Moody's') or BB or lower by Standard and Poors ('S&P') or Fitch, Inc. ('Fitch') or determined by SBAM to be of comparable quality. These securities are commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. Certain of the fixed income securities in which the Fund may invest may be distressed debt securities. For additional information on these lower rated, high yield debt securities, which involve a high degree of risk, see the discussion below under the investment objectives and policies for the High Yield Bond Fund and 'Additional Investment Activities and Risk
Factors -- High Yield Securities.'

In addition to corporate debt securities, the Fund may invest in U.S. Government securities and mortgage-backed securities, the types and characteristics of which are set forth below in the discussion under 'U.S. Government Fund' in this section of the SAI. The Fund may also purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and corporate asset-backed securities. For a description of these securities and the risks associated therewith see 'Additional Investment Activities and Risk Factors.'

Other fixed income securities in which the Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). For additional information on zero coupon bonds and PIK bonds, see 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.'

The Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts). For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Fund may invest in fixed and floating rate loans ('Loans') arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund may invest in such Loans in the form of participations in Loans ('Participations') and assignments of all or a portion of Loans from third parties ('Assignments'). See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices, see 'Additional Investment Activities and Risk Factors.' The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission ('SEC'), the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

CALIFORNIA TAX FREE BOND FUND

The California Tax Free Bond Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers ('Municipal Obligations') that pay interest that is exempt from both California personal income taxes and federal income taxes, including the federal alternative minimum tax ('California Municipal Obligations'). As a fundamental policy, at least 80% of the Fund's assets will be invested in California Municipal Obligations under normal circumstances. California Municipal Obligations include Municipal Obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

Subject to the limitations set forth in the Prospectus, the Fund may invest up to 20% of its assets in municipal obligations subject to state and local taxes or the federal alternative minimum tax or in short-term debt securities that pay interest that is subject to state and local personal income taxes and federal income taxes, including the federal alternative minimum tax. Short-term debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 10% of its net assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. See 'Additional Investment Activities and Risk
Factors -- Rule 144A Securities.' The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' The Fund may also invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Fund's Board.

Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase participation interests in Municipal Obligations, futures contracts and when-issued securities, and may lend portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other investment companies. For a further description of these activities, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase and sell securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk
Factors -- Firm Commitment and When-Issued Securities' for a description of such securities and their risks.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments.

California Tax Free Bond Fund intends to invest a high proportion of its assets in California Municipal Obligations. Maximization of total return and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations.

The California economy has been in recession since 2001 and is continuing to experience a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in the stock markets, and is facing an estimated budget shortfall of approximately $35 billion for the 2003-2004 fiscal year. Addressing the anticipated budget shortfalls will require significant spending cuts in virtually all parts of the State government, including aid to local governments and schools. These cuts, combined with the weak economy, can be expected to adversely effect local government finances. The major rating agencies have recently reduced their ratings on the State's General Obligation bonds and on its short-term notes. The ratings of certain related debt of other issuers for which California has an outstanding lease, purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California continue to deteriorate, its credit ratings could be reduced further, and the market value and marketablity of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

For further information concerning the economy of California, see Appendix A to this SAI. The summary set forth above and in Appendix A is included for the purpose of providing a general description of the State of California credit and financial conditions, is based on information from statements of issuers of California Municipal Obligations, and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.

The foregoing investment policies, other than the policy to invest 80% of the Fund's net assets in California Municipal Obligations, are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

CAPITAL FUND

The Capital Fund invests primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization companies to medium sized companies. However, the Fund may also invest in small capitalization companies at the beginning of their life cycles. The Investment Manager evaluates companies of all sizes but emphasizes those with both market capitalizations and market float above $1 billion. The Fund will not concentrate its investments in any particular industry.

The Fund may invest up to 20% of its assets in non-convertible securities rated below investment grade. These securities are commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. The Fund may also invest up to 10% of its assets in distressed debt securities that are in default or that are subject to bankruptcy proceedings. For additional information on lower rated, high yield debt securities and distressed debt securities which involve a high degree of risk, see 'Additional Investment Activities and Risk
Factors -- High Yield Securities.'

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or brokers-dealers.

When management deems it appropriate, for temporary defensive purposes, the Fund may also invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. See 'Appendix C -- Description of Ratings.' Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SBAM believes interest rates may decline.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest up to 20% of its assets in securities of foreign issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Fund may from time to time lend portfolio securities to selected members of the New York Stock Exchange ('NYSE'). Such loans will not exceed 10% of the Fund's total assets taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

The Fund may invest in repurchase agreements in an amount up to 25% of its total assets. The Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Repurchase Agreements.' In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the Fund may borrow up to an aggregate of 15% of the value of its total assets at the time of borrowing. In addition, the Fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Fund's total assets. As a matter of operating policy, however, the Fund will not secure borrowings by more than 10% of the value of the Fund's total assets. For a discussion of the risks associated with borrowings, see 'Additional Investment Activities and Risk Factors -- Borrowing.'

Although the Fund may not purchase or sell warrants, the Fund may invest in debt or other securities which have warrants attached, provided that the value of those warrants does not exceed 10% of the value of the Fund's total assets. For a discussion of the risks associated with investing in warrants, see 'Additional Investment Activities and Risk Factors -- Warrants.'

As a hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The Fund may sell securities short 'against the box,' see 'Additional Investment Activities and Risk Factors -- Short Sales.'

Certain of the foregoing investment policies, are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. See 'Investment Restrictions and Limitations' below for a description of these policies which may not be changed without shareholder approval.

CASH MANAGEMENT FUND

The Cash Management Fund is a money market fund that invests in high quality, U.S. dollar denominated short-term debt securities. The types of obligations in which the Cash Management Fund may invest include:

    (1) Securities issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof. The Fund will invest in such obligations only where SBAM determines that the credit risk with respect to the issuer is minimal;

    (2) Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

    (3) High-quality commercial paper and other high-quality short-term debt obligations; and

    (4) Obligations of the International Bank for Reconstruction and Development (also known as the 'World Bank'), other supranational organizations and foreign governments and their agencies and instrumentalities.

The Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than 397 days, the term of the repurchase agreement will always be less than 397 days. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.'

The Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for temporary defensive purposes, may temporarily invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The commercial paper that may be purchased by the Fund consists of direct obligations of domestic issuers which are: (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('NRSROs') or by one NRSRO if only one NRSRO has rated the security; or (ii) if not rated, deemed by SBAM to be of comparable quality to commercial paper so rated.

The Fund's investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have 397 days or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.

The Fund will purchase obligations of supranational entities only if such obligations, in the opinion of SBAM based on guidelines established by the Fund's Board, are of comparable quality to corporate obligations in which the Fund may invest. The Fund limits its investments in obligations of foreign governments and their agencies and instrumentalities to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments or agencies and instrumentalities of Western Europe, including the United Kingdom, Spain, Portugal, Greece, Austria, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada. For a description of supranational obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Obligations of Supranational Entities.'

The Fund may also invest in high quality, short-term Municipal Obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on Municipal Obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

Among the Municipal Obligations that the Fund may invest in are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') entered into by a state or a political subdivision to finance the acquisition or construction of equipment, land or facilities. For a further discussion of municipal lease obligations, see 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Fund's Board and subject to the supervision of the Board, determines to be liquid.

The Fund may invest in floating and variable rate obligations with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days. For a further discussion of such obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Fund may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Fund may also purchase asset-backed securities. Any asset-backed securities held by the Fund must comply with its credit quality requirements and be deemed to have a maturity of 397 days or less in accordance with applicable regulations. For a further discussion of asset backed securities and the risks associated therewith, see 'Additional Investment Activities and Risk
Factors -- Asset-Backed Securities.'

The Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

In view of the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations, except for temporary defensive purposes as described above, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The Fund is not authorized to use any of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.'

Except with respect to the Fund's policy to invest at least 25% of its assets in bank obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

HIGH YIELD BOND FUND

The High Yield Bond Fund invests, under normal market conditions, at least 80% of its assets in high yield bonds and related investments. Certain of the debt securities purchased by the Fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. The lower-rated bonds in which the Fund may invest are commonly referred to as 'junk bonds.' The Fund may also invest up to 35% of its total assets in foreign fixed-income securities issued by emerging market governmental entities or agencies. The Fund may also invest to a limited extent in distressed debt securities. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Fund may also invest in zero coupon securities and PIK bonds, which involve special risk considerations. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.'

The Fund may invest a portion of its assets in Loan Participations and Assignments. For a discussion of Loan Participations and Assignments and their associated risks, see 'Additional Investment Activities and Risk Factors -- Loan Participation and Assignments.'

The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S.

banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations. For temporary defensive purposes, the Fund may invest without limit in such instruments.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities with Limited Trading Markets.'

Except with respect to its policy on investing in illiquid securities, the foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in high yield bonds as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks to achieve its objective, by investing under normal circumstances, at least 80% of its assets in equity and equity-related securities of non-U.S. issuers, including issuers in developing countries, and related investments. Equity and equity-related securities include common stock, securities convertible into common stock, and trust or limited partnership interests, as well as securities purchased directly or in the form of sponsored American Depository Receipts, European Depository Receipts or other similar securities representing common stock of non-U.S. issuers. Generally, the Fund invests in a wide range of countries and emphasizes well-established companies with market capitalizations of $750 million or more. Under normal circumstances, the Fund invests in companies in at least three foreign markets. However, the Fund may invest up to 15% of its assets in the securities of issuers located in the U.S. In addition, the Fund emphasizes investments in developed markets, but may also invest up to 15% of its assets in companies located in developing countries.

Investing in foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. To the extent that the Fund invests significantly in one country, the risks associated with foreign investments are more pronounced. For further discussion of foreign securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may also enter into repurchase agreements and reverse repurchase agreements and lend its portfolio securities in an amount not exceeding 33 1/3% of the value of its net assets.

The Fund may also use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

Except with respect to its policy with respect to lending portfolio securities, the foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity and equity-related securities of non-U.S. issuers as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

INVESTORS VALUE FUND

The Investors Value Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The Fund may invest up to 25% of its net assets in any one industry. The Fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also securities traded in the over-the-counter market.

The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase certain
Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may invest in various types of fixed income instruments, including from time to time up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's or comparable unrated securities, with no minimum rating required. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. Certain of the debt securities in which the Fund may invest may be distressed debt securities. For additional information on these high yield debt securities, which involve a high degree of risk, see the description above of investment objectives and polices for the High Yield Bond Fund and 'Additional Investment Activities and Risk
Factors -- High Yield Securities.'

From time to time, the Fund may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

The Fund may invest in repurchase agreements in an amount up to 25% of its total assets. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.' In addition, in order to meet redemption requests or as a temporary measure, the Fund may borrow up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Fund shall borrow only from banks.

As a hedge against either a decline in the value of securities included in the Fund's portfolio or against an increase in the price of securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Descriptions of these strategies and of certain risks are contained herein.

The foregoing investment policies, other than the Fund's policies with respect to repurchase agreements, borrowing of money and lending of portfolio securities, are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in equity securities of U.S. large cap issuers. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers large cap issuers to be issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United States equity market. The Fund may invest up to 20% of its assets in smaller capitalized companies. See 'Additional Investment Activities and Risk
Factors -- Smaller Capitalized Companies' for a discussion of risks.

The Fund may invest up to 15% of its assets in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may also purchase securities for which there is limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 15% of its assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may also enter into repurchase agreements and reverse repurchase agreements and lend its portfolio securities in an amount not exceeding 33 1/3% of the value of its net assets.

The Fund may also use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

Except with respect to its policy on lending portfolio securities, the foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of U.S. large cap issuers as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

MID CAP FUND

The Mid Cap Fund invests primarily in equity securities of medium sized companies. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. A company is considered medium sized if its market capitalization at the time of purchase is within the range of the market capitalizations of companies in the Standard & Poor's
MidCap 400 Index (the 'Index'), an index of medium capitalization stocks, although the company is not required to be included in the Index. The size of the companies in the Index changes with market conditions and the composition of the Index. The Fund's equity securities may include common stocks, securities convertible into common stocks, preferred stocks and warrants.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt securities when SBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix C to this SAI for a description of such ratings. The Fund may also invest up to 20% of its total assets in equity securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of long-term growth of capital.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in other investment companies. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. See 'Additional Investment Activities and Risk
Factors -- Rule 144A Securities.' The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund is currently authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of medium-sized companies as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

NATIONAL TAX FREE BOND FUND

The National Tax Free Bond Fund seeks to meet its objective by investing in Municipal Obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the its assets in tax-exempt Municipal Obligations. These obligations may include Municipal Obligations of Puerto Rico and other U.S. territories.

Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that pay interest subject to the federal alternative minimum tax and in short-term debt securities that pay interest that is subject to federal income taxes. These debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 15% of its net assets in illiquid securities such as restricted securities or securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. See 'Additional Investment Activities and Risk Factors -- Rule 144A Securities.' The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' The Fund may also invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

The Fund may purchase and sell securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk
Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase futures contracts and when-issued securities, and may lend portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other investment companies. For a further description of these activities, see 'Additional Investment Activities and Risk Factors.'

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

Except with respect to the Fund's policy to invest at least 80% of its assets in tax-exempt Municipal Obligations as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board without the approval of shareholders.

NEW YORK MUNICIPAL MONEY MARKET FUND

The types of obligations in which the New York Municipal Money Market Fund may invest include:

   (1) Municipal commercial paper that is rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or, if not rated, is, in the opinion of SBAM based on guidelines established by the Fund's Board, of comparable quality to rated municipal commercial paper in which the Fund may invest (see 'Description of Ratings' in Appendix C);

   (2) Municipal notes that are rated 'MIG 1', 'MIG 2' (or 'VMIG 1' or 'VMIG 2' in the case of variable rate demand notes), 'P-1', 'P-2' or 'Aa' or better by Moody's or 'SP-1', 'SP-2', 'A-1', 'A-2' or 'AA' or better by S&P or, if not rated, are, in the opinion of SBAM based on guidelines established by the Funds' Board, of investment quality comparable to rated municipal notes in which the Fund may invest; and

   (3) Municipal bonds which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or, if not rated, are, in the opinion of SBAM based on guidelines established by the Series, of comparable quality to rated municipal bonds in which the Fund may invest.

As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in high-quality, short-term New York Municipal Obligations, which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) and related investments. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income taxes, but may be subject to the federal alternative minimum tax. To the extent not so invested, the remaining 20% of the Fund's assets may be invested in high quality, short-term money market instruments, the income from which is subject to New York and federal income taxes. However, the Fund currently intends to invest substantially all of its assets in Municipal Obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and New York City. See 'Additional Information Concerning Taxes.' To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities.

Taxable money market instruments that may be purchased by the Fund include securities issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities.

For a discussion of the U.S. government securities, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest, see the description under 'Cash Management Fund' in this section of the SAI.

The commercial paper that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated commercial paper in which the Fund may invest. The corporate debt securities in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated debt securities in which the Fund may invest. The Fund may also enter into repurchase agreements with respect to the taxable obligations identified above. See 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.' Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in SBAM's opinion, adverse conditions prevail in the market for Municipal Obligations exempt from federal income tax (not including the federal alternative minimum tax) and from the personal income taxes of the State of New York and New York City, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in Municipal Obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of SBAM, adverse conditions in the market for municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax (not including the federal alternative minimum tax) and the personal income taxes of New York State and New York City may not be achieved.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but, in order to be purchased by the Fund, have features reducing their deemed maturity to 397 days or less from the date of purchase by the Fund. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions. For a more detailed description of the different types of Municipal Obligations see 'Additional Investment Activities and Risk Factors -- Municipal Obligations.'

The interest on private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Fund's portfolio may also include 'moral obligation' securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

The Fund's classification as a 'non-diversified' investment company means that the proportion of the Fund's assets that are permitted to be invested in the securities of a single issuer is not limited by the 1940 Act. However, as a money market fund, the Fund is required to limit its investments so that with regard to 75% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 25% of total assets, no more than 5% of total assets are invested in the securities of a single issuer unless such securities meet certain credit quality requirements. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.

From time to time the Fund may invest 25% or more of its assets in Municipal Obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, Municipal Obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by those assets and revenues of non-governmental users.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor SBAM will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

The Fund may invest without limitation in obligations that are guaranteed or have other credit support provided by a foreign bank. The Fund's ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.

Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund. For a further discussion of participation certificates, see 'Additional Investment Activities and Risk Factors -- Participation Certificates.'

The Fund may invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date.

The Fund is not authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

The Fund intends to invest a high proportion of its assets in New York Municipal Obligations and as a result is susceptible to events and risks affecting the New York market. The Fund's ability to achieve its investment objective is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.

Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. It now appears more likely that the downturn in the financial markets and in the wider economy may take longer to correct than originally forecast. Since the securities industry is more important to the New York economy than the national economy as a whole, the impact of such a downturn potentially could be amplified in New York. Poor earnings results, accounting concerns, fears of future terrorist attacks and war in the Middle East, concerns about fuel prices and a weakening of consumer spending are but some of the factors causing the current equity market instability. Two variables which are closely tied to State personal income tax receipts are finance sector bonus payments and capital gains realizations. Bonus payments paid to financial service workers have been reduced significantly due to the recession and the steep decline in the stock market has significantly reduced capital gain realizations.

The events of September 11, 2001 had a significant impact on New York's economy generally and more directly on the economy of New York City. Both the State and City expect that they will eventually be reimbursed for the costs of clean-up and other costs associated with the attacks.

At this time, it is not possible to predict what impact, if any, these factors will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

For further information concerning the New York economy see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of New York credit and financial conditions, is based on information from statements of issuers of New York Municipal Obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

Except with respect to the Fund's policy to invest at least 80% of its assets in tax-exempt obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

NEW YORK TAX FREE BOND FUND

The New York Tax Free Bond Fund seeks its objective by investing in New York Municipal Obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances at least 80% of the Fund's assets are invested in New York Municipal Obligations. New York Municipal Obligations include Municipal Obligations of New York State and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that are subject to New York state and local taxes and/or the federal alternative minimum tax and in short-term debt securities that pay interest that is subject to federal income taxes. These debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk on nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 15% of its net assets in illiquid securities, such as restricted securities which are illiquid or securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' The Fund may also invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Fund may purchase and sell securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk
Factors -- Firm Commitment and When-Issued Securities' for a description of such securities and their risks.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase futures contracts and when-issued securities, and may lend portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in investment funds. For a further description of these activities, see 'Additional Investment Activities and Risk Factors.'

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

As New York Tax Free Bond Fund invests a high proportion of its assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities, maximization of total return consistent with the preservation of capital is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.

Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. It now appears more likely that the downturn in the financial markets and in the wider economy may take longer to correct than originally forecast. Since the securities industry is more important to the New York economy than the national economy as a whole, the impact of such a downturn potentially could be amplified in New York. Poor earnings results, accounting concerns, fears of future terrorist attacks and war in the Middle East, concerns about fuel prices and a weakening of consumer spending are but some of the factors causing the current equity market instability. Two variables which are closely tied to State personal income tax receipts are finance sector bonus payments and capital gains realizations. Bonus payments paid to financial service workers have been reduced significantly due to the recession and the steep decline in the stock market has significantly reduced capital gain realizations.

The events of September 11, 2001 had a significant impact on New York's economy generally and more directly on the economy of New York City. Both the State and City expect that they will eventually be reimbursed for the costs of clean-up and other costs associated with the attacks.

At this time, it is not possible to predict what impact, if any, these factors will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

For further information concerning the New York economy see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of New York credit and financial conditions, is based on information from statements of issuers of New York Municipal Obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

Except with respect to the Fund's policy to invest at least 80% of its assets in New York Municipal Obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board of Trustees without the approval of shareholders.

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in equity securities of small cap issuers. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers companies with market capitalizations at the time of purchase by the Fund similar to that of companies included in the Russell 2000 Growth Index to be small cap companies. The Russell 2000 Growth Index includes companies with market capitalizations below the top 1,000 stocks of the equity market. The Fund also may invest up to 20% of its total assets in equity securities of foreign issuers.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt securities when SBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix C to this SAI for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest in derivative contracts, including futures contracts. While the Fund does not use derivatives as a primary investment technique, the Fund will not limit their use to hedging, and will use derivatives for a variety of purposes, including as a substitute for buying and selling securities and to increase its return as a non-hedging strategy that may be considered speculative. For a description of these investment practices and risks associated therewith, see 'Additional Investment Activities and Risk
Factors -- Derivatives.'

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of small cap issuers as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

STRATEGIC BOND FUND

The Strategic Bond Fund invests primarily in a globally diverse portfolio of fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and related investments. In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion under 'Cash Management Fund' in this section of the SAI.

In pursuing the Fund's investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in SBAM's determination, the yield available from such securities outweighs their additional risks. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities.

Certain of the debt securities in which the Fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings, or may be distressed debt securities. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The high yield sovereign debt securities in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see 'Additional Investment Activities and Risk Factors -- High Yield Securities' and 'Brady Bonds.' SBAM anticipates that the Fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. For a more detailed discussion of high yield sovereign debt securities, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. These risks are described under the captions 'Additional Investment Activities and Risk Factors -- Foreign Securities.' Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Additional Information Concerning Taxes.' The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Fund's exposure to a single market. The Fund may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

The Fund may invest in zero coupon securities, pay-in-kind bonds, Loan Participations and Assignments. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities' and ' -- Loan Participations and Assignments.'

The types and characteristics of the U.S. government obligations and mortgage backed securities to be purchased by the Fund are set forth under 'U.S. Government Fund' in this section of the SAI. In addition, the Fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. The Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SBAM's opinion such purchase is appropriate.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.'

For more information regarding the investment practices described above and the risks associated therewith, see generally 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies, other than the Fund's investment objectives, are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in bonds as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

U.S. GOVERNMENT FUND

The U.S. Government Fund seeks to attain its objective by investing, under normal circumstances, substantially all of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The securities in which the Fund may invest are:

   (1) U.S. Treasury obligations;

   (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

   (3) mortgage-backed securities guaranteed by the Government National Mortgage Association ('GNMA'), popularly known as 'Ginnie Maes,' that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

   (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the

   U.S. government, such as the Federal Home Loan Mortgage Corporation ('FHLMC') and the Federal National Mortgage Association ('FNMA'), commonly known as 'Fannie Maes';

   (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed:
   (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government;

   (6) repurchase agreements collateralized by any of the above; and

   (7) derivative contracts (such as futures and options) relating to any of the above.

Any guarantee of the securities in which the Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of shares of the Fund.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the U.S. Government Fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The U.S. Government Fund currently expects that it will maintain an average portfolio effective duration of less than 10 years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the SBAM's determination of how best to achieve the Fund's investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. For further discussion of mortgage-backed securities and collateralized mortgage obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Mortgage-Backed Securities' and 'Additional Information on Fund Instruments and Investment
Policies -- Mortgage-Backed Securities.'

While the Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. Shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the U.S. Government Fund will receive the originally anticipated yield on the security.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. As described above, the Fund currently invests, under normal circumstances, substantially all of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. If, however the Fund were to change its investment policy so that less than 80% of its assets, under normal circumstances, could be invested in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Fund would give written notice to its shareholders at least 60 days prior to implementing the change.

               ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

FOREIGN SECURITIES

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. For example, Argentina has been struggling to reform its economy and restructure its government debt obligations. This restructuring along with a weak economy have negative implications for Argentina's stock market. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund's portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

DEBT OBLIGATIONS

All of the Funds may invest to some extent in debt obligations. Debt obligations include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Debt obligations are typically fixed-income obligations, but may have a variable or adjustable rate of interest. Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See 'High Yield Securities' below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

See the following below for a description of various types of debt obligations in which certain of the Funds may invest: Adjustable Rate Mortgage Securities, Asset-Backed Securities, Brady Bonds, Bank Obligations, Collateralized Mortgage Obligations and Multi-Class Pass Through Securities, Floating and Variable Rate Instruments, High Yield Securities, Inverse Floating Rate Obligations, Loan Participations and Assignments, Mortgage Backed Securities, Municipal Lease Obligations, Municipal Obligations, Participation Interests and Certificates, Privately Issued Mortgage Securities, Stripped Mortgage Securities, Structured Instruments, U.S. Government Obligations, Zero Coupon Bonds, PIK Bonds and Deferred Payment Securities.

MUNICIPAL OBLIGATIONS

Municipal Obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States (including, for example, the District of Columbia, Puerto Rico, Guam and certain Native American tribes) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).

Municipal Obligation bonds generally have a maturity at the time of issue of one year or more and are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are 'general obligation' and 'revenue' bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) Municipal Obligations issued to finance housing, electrical utilities and hospitals (although a Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on Municipal Obligations held by a Fund.

Municipal Obligation notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most Municipal Obligation notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal Obligation notes generally have maturities of one year or less. Municipal Obligation notes include:

    1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

    2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

    3. Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

    4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes. Bond Anticipation Notes are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal Obligation commercial paper typically represents short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

The secondary market for Municipal Obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of funds to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of Municipal Obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of Municipal Obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities.

In determining the tax status of interest on Municipal Obligations, the Investment Manager relies without independent review on opinions rendered at the time of issuance of bond counsel who may be counsel to the issuer.

HIGH YIELD SECURITIES

The High Yield Bond Fund and the Strategic Bond Fund may invest up to all of the Funds' total assets in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, Capital Fund and Balanced Fund may invest without limitation in convertible securities of this type and up to 5%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix C. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

A. HIGH YIELD CORPORATE SECURITIES

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

B. HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See 'Foreign Securities' above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

C. DISTRESSED DEBT SECURITIES

As part of investing in high yield securities, the Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund and Strategic Bond Fund may invest in distressed debt securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Fund will generally make such investments only when the Investment Manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally invest more than 5% of their assets in securities that are already in default or subject to bankruptcy proceedings, although the Capital Fund may invest up to 10% of its assets in such securities.

BRADY BONDS

Certain funds also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the 'Brady Plan'). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the 'residual risk').

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or

12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Maes')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Macs')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.

BANK OBLIGATIONS

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See 'Foreign Securities' above. None of the Funds will purchase bank obligations which the Investment Manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

FLOATING AND VARIABLE RATE INSTRUMENTS

Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as the fixed-income securities which the Fund is otherwise permitted to purchase. The Investment Manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.

A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

MORTGAGE-BACKED SECURITIES

The following describes certain characteristics of mortgage-backed securities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a Fund may invest in those new types of mortgage-backed securities that the Investment Manager believes may assist it in achieving the Fund's investment objective(s).

Background. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae ('Ginnie Mae Certificates'), the Federal National Mortgage Association ('Fannie Mae Certificates') and Freddie Mac ('Freddie Mac Certificates').

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

PRIVATELY-ISSUED MORTGAGE SECURITIES

Privately-issued mortgage securities are mortgage-backed securities issued by private issuers and may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES

Collateralized mortgage obligations ('CMOs') are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'Mortgage Assets'). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the

U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds ('PAC Bonds') are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

STRIPPED MORTGAGE SECURITIES

Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest-only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs, Levered IOs and IOettes which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See 'Additional Information Concerning Taxes.'

MORTGAGE ROLLS

In mortgage 'dollar rolls' a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

INVERSE FLOATING RATE OBLIGATIONS

Certain Funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

SMALL CAP COMPANIES

Investments in companies with market capitalizations below the top 1,000 stocks of the equity market ('Small Cap Companies') may involve greater risks and volatility than investments in larger companies. Small Cap Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, Small Cap Companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of Small Cap Companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ('REITs') are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Capital Fund may only invest in equity REITs that are registered under the 1933 Act and are readily marketable. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the 'Code'), and failing to maintain exemption from the 1940 Act.

PREFERRED STOCK

Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. Although preferred stock may be considered a form of fixed income securities, a preferred stockholder is a shareholder in the company and not a creditor of the company, as is a holder of the company's debt obligations. Dividends paid to preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company.

CONVERTIBLE SECURITIES

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called 'hybrid' securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities - that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

WARRANTS

Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

OTHER INVESTMENT COMPANIES

As indicated under 'Investment Restrictions and Limitations' below, a Fund may from time to time invest in securities of other investment companies, subject to the limits of the applicable statutory and regulatory limitations.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the Investment Manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a Fund, as the buyer, at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Investment Manager, are deemed creditworthy. The Investment Manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

SHORT SALES

Each of All Cap Value, California Tax Free Bond Fund, Capital Fund, International Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Small Cap Growth Fund may from time to time sell securities short 'against the box.' If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the
Fund) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result a Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a Fund.

LOANS OF PORTFOLIO SECURITIES

Each of the Funds, except the Cash Management Fund and New York Municipal Money Market Fund, may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities, money market funds or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If a Fund receives securities as collateral, the Fund will receive a fee from the Borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

RULE 144A SECURITIES

Certain Funds may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

Rule 144A securities may be considered liquid securities if so determined by a Fund's Board of Directors or Board of Trustees. The Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains sufficient oversight. The Board of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each Fund's Board periodically reviews Fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The Investment Manager, under the supervision of the Fund's Board, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

PARTICIPATION INTERESTS AND CERTIFICATES

California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may purchase from banks, insurance companies or other financial institutions on behalf of each Fund participation interests in all or part of specific holdings of Municipal Obligations. These Funds have the right to sell the participation interest back to the institution and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Funds' credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds.

The New York Municipal Money Market Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A

Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the Funds may invest in Loan Participations and Assignments. The Funds consider these investments to be investments in debt securities for purposes of this SAI. Loan Participations typically will result in a Fund having a contractual relationship only with the Lender that sold the Participation, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Each Fund's Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Fund's Board, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and of the Lender; (ii) the current interest rate, the period until next rate reset and the maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

MUNICIPAL LEASE OBLIGATIONS

California Tax Free Bond Fund, Cash Management Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'nonappropriation' clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'nonappropriation' lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

Certain Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities. A Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, certain Funds may purchase Rule 144A securities.

BORROWING

Each of the Funds may borrow in certain limited circumstances. See 'Investment Restrictions and Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Investment Manager's strategy and the ability of the Fund to comply with certain provisions of the Code in order to provide 'pass-though' tax treatment to shareholders. Interest on any borrowings will be a Fund expense and will reduce the value of a Fund's shares.

NON-DIVERSIFICATION

Each of the California Tax Free Bond Fund, Capital Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund is classified as a 'non-diversified' fund under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each of the Funds, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company. To the extent the Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

DERIVATIVES

Certain of the Funds, including the Small Cap Growth Fund, may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain.

A Fund may purchase and sell interest rate, single stock, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter ('OTC') put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into interest rate transactions, equity swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed in the future to the extent that the Investment Manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as 'Derivatives'). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies.

None of the Funds is a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC). Under current CFTC regulations, Derivatives involving futures contracts and options on futures contracts may be purchased, sold or entered into by a Fund only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The CFTC has currently proposed changes to its regulations which would remove this 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See 'Risk Factors' below. The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Additional Information Concerning Taxes.'

Currency Transactions. A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A Fund may enter into currency transactions only with counterparties that the Investment Manager deems to be creditworthy.

A Fund may enter into currency forward contracts when the Investment Manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

Futures Contracts. A Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of a Fund's long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Investment Manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

OPTIONS. In order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on securities, indices, currencies and other financial instruments. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the Investment Manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(A) OPTIONS ON STOCKS AND STOCK INDICES. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, a Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation

    Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the Investment Manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

(B) OPTIONS ON CURRENCIES. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Currency Transactions.'

(C) OPTIONS ON FUTURES CONTRACTS. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Investment Manager deems to be creditworthy. The Investment Manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Investment Manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Investment Manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace,
(3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

INDEXED SECURITIES. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

COMBINED TRANSACTIONS. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Investment Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's objective.

RISK FACTORS. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES. When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States,
(3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States,

(4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

STRUCTURED INSTRUMENTS

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell ('put') the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a 'Liquidity Provider'). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund may invest include: (1) 'Tender Option Bonds', which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) 'Swap Products', in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) 'Partnerships', which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Investment Manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See 'Portfolio Transactions.'

With respect to each of the Cash Management Fund and New York Municipal Money Market Fund, the Investment Manager seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Cash Management Fund and the New York Municipal Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Investment Manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Investment Manager will consider such an event in determining whether the Cash Management Fund and the New York Municipal Money Market Fund should continue to hold the security. The policy of each of the Cash Management Fund and the New York Municipal Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Cash Management Fund and the New York Municipal Money Market Fund in the form of dealer spreads.

                    INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: the investment restrictions set forth below which are indicated as fundamental policies and as otherwise set forth in the Prospectus and this SAI, the policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by vote of the Board without applicable shareholder approval.

If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

INVESTMENT RESTRICTIONS

None of the All Cap Value Fund Balanced Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Fund may:

   (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

   (2) purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

   (3) purchase or sell commodities or commodity contracts except that the Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this SAI;

   (4) make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies,
   (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies,
   (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and
   (d) delays in the settlement of securities transactions will not be considered loans;

   (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization; or

   (6) issue senior securities except as may be permitted by the 1940 Act.

In addition to the fundamental investment policies above, none of the Balanced Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund may, as a fundamental policy:

   (7) purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund;

   (8) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10%
   (33 1/3% in the case of the International Equity Fund and Large Cap Growth Fund measured at all times not simply at the time of borrowing) of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding); or

   (9) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.

For purposes of investment limitations (7) and (9) above, both the borrower of a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

Investment restrictions numbered (1) through (9) above are all fundamental policies.

In addition, none of the All Cap Value Fund, Balanced Fund, High Yield Bond Fund, Strategic Bond Fund, and U.S. Government Fund may, as a non-fundamental policy:

   (1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

   (2) except with respect to the All Cap Value Fund, sell securities short (except for short positions in a futures contract or forward contract);

   (3) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

   (4) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

   (5) except with respect to the All Cap Value Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

   (6) except with respect to the All Cap Value Fund, purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities if determined by the Directors to be liquid;

   (7) except with respect to the All Cap Value Fund, invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

   (8) except with respect to the All Cap Value Fund, purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

   (9) except with respect to the All Cap Value Fund, invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

   (10) invest for the purpose of exercising control over the management of any company.

The Capital Fund may not:

   (1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Fund's investment in any one security other than United States Government obligations will not exceed 5% of the value of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer;

   (2) borrow money or pledge or mortgage its assets, except as described under 'Additional Information on the Fund Investments and Investment Policies' and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

   (3) underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ('restricted securities'); in such registrations the Fund may technically be deemed an 'underwriter' for purposes of the 1933 Act. No more than 10% of the value of Fund's total assets may be invested in illiquid securities;

   (4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities' in this SAI, or
   (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

   (5) invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

   (6) invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the 1933 Act or pursuant to an available exemption thereunder.);

   (7) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales 'against the box';

   (8) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable and
   (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

   (9) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization.;

   (10) purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

   (11) buy portfolio securities from, or sell portfolio securities to, any of the Fund's officers, Directors or employees of its Investment Manager or distributor, or any of their officers or Directors, as principals;

   (12) purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets). Covered options with respect to no more than 10% in value of the Fund's total assets will be outstanding at any one time;

   (13) invest in interest in oil, gas or other mineral exploration or development programs.

   (14) issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (14) above are fundamental investment policies of the Capital Fund.

The Cash Management Fund may not:

   (1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund's total assets in the securities of a single issuer for a period of up to three business days;

   (2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

   (3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

   (4) invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations;

   (5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above;

   (6) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described in the Prospectus);

   (7) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

   (8) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or
   (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

   (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

   (10) sell securities short;

   (11) purchase or sell commodities or commodity contracts, including futures contracts;

   (12) invest for the purposes of exercising control over management of any company;

   (13) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

   (14) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

   (15) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

   (16) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

   (17) purchase warrants; or

   (18) issue senior securities except as may be permitted by the 1940 Act.

The investment restrictions numbered (1) through (18) above are fundamental investment policies of the Cash Management Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth above to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

The Investors Value Fund may not:

   (1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

   (2) borrow money, except (a) in order to meet redemption requests or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

   (3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

   (4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested;

   (5) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called 'short' sales of securities or participate in any joint or joint and several trading accounts;

   (6) act as underwriter of securities of other issuers;

   (7) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

   (8) buy securities from, or sell securities to, any of its officers, Directors, employees, investment manager or distributor, as principals;

   (9) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

   (10) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

   (11) issue senior securities except as may be permitted by the 1940 Act;

   (12) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;

   (13) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

   (14) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number (10) above.

Investment restrictions (1) through (11) described above are fundamental investment policies of the Investors Value Fund. Restrictions (12) through (14) are non-fundamental investment policies of the Investors Value Fund.

The New York Municipal Money Market Fund may not:

   (1) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

   (2) purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or (c) repurchase agreements with respect to any such obligations;

   (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

   (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

   (5) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;

   (6) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

   (7) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or
   (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

   (8) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

   (9) sell securities short;

   (10) purchase or sell commodities or commodity contracts, including futures contracts:

   (11) invest for the purpose of exercising control over management of any company;

   (12) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

   (13) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

   (14) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

   (15) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

   (16) purchase warrants; or

   (17) issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (17) above are fundamental investment policies of the New York Municipal Money Market Fund. For purposes of the investment limitations listed above, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.

None of the California Tax Free Bond Fund, National Tax Free Bond Fund or New York Tax Free Bond Fund may:

   (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities);

   (2) underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

   (3) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan);

   (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

   (5) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction; or

   (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Investment restrictions numbered (1) through (6) above are fundamental investment policies of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. For purposes of the investment restrictions for the California Tax Free Bond Fund, National Tax Free bond Fund and New York Tax Free Bond Fund described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. The California Tax Free Bond Fund treats industries such as telecommunications, electric utilities and gas utilities as separate industries for purposes of restriction
(5) above. For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing. For purposes of investment restriction (4) above, each Fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.

As an operating policy, the National Tax Free Bond Fund will not invest more than 15% of its net assets (taken at market value), and the California and New York Tax Free Bond Funds will not invest more than 10% of their respective net assets (taken at market value) in securities for which there is no readily available market. Each Fund's policy with respect to illiquid securities is not fundamental and may be changed without shareholder approval.

The Mid Cap Fund may not:

   (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

   (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

   (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business (the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities);

   (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

   (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

   (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The investment restrictions numbered (1) through (6) above are fundamental investment restrictions of the Mid Cap Fund. As a non-fundamental policy, the Mid Cap Fund will not invest more than 15% of its net assets in illiquid or restricted securities.

                                   * * * * *

Each of the Series Funds, the Capital Fund and the Investors Value Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

Each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may seek to achieve its investment objective(s) in the future by investing in one or more investment companies to the extent not prohibited by the 1940 Act. Fund shareholders would be given thirty (30) days prior written notice of such change in structure.

                                   MANAGEMENT

The business and affairs of each Fund are managed under the direction of a Board of Directors (a Board of Trustees in the case of the California Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund). The applicable Board of each Fund approves all significant agreements between their respective Funds and the persons or companies that furnish services to the Funds, including agreements with its distributor, Investment Manager, administrator, custodian and transfer agent. The Funds' day-to-day operations are delegated to the Investment Manager and administrator. References in this SAI to a Fund's Board means the Fund's Board of Directors or Board of Trustees, as applicable. Reference in this SAI to Director or Directors includes both the directors of the Board of Directors of the Series Fund, Capital Fund and Investors Value Fund and the Trustees of Salomon Funds Trust.

DIRECTORS AND EXECUTIVE OFFICERS

The Directors and executive officers of each Fund, their ages, their principal occupations during at least the past five years (their titles may have varied during that period), the number of investment companies in the Fund complex that each Director oversees, and the other board memberships held by each Director is set forth below. As of September 2002, Heath B. McLendon resigned from the Boards of Directors and Trustees of each of the Companies and the Trust in order to become the Chairman of the Equity Research Committee of Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) The address of each Director and officer, unless otherwise indicated, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

                                  SERIES FUNDS

                                                                                  NUMBER OF
                                            TERM OF                               PORTFOLIOS
                                           OFFICE(1)                               IN FUND
                                              AND                                 COMPLEX(2)
                            POSITION(S)     LENGTH                                 OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)        BY       OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS       DIRECTOR     HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------       --------     ----------------
DISINTERESTED
DIRECTORS
Carol L. Colman .........  Director          Since    President, Colman               31              None
Colman Consulting                            1996     Consulting Co., Inc.
Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin ........  Director          Since    Associate General               28              None
Pfizer, Inc.                                 1996     Counsel, Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb ..........  Director          Since    President, The Council on       30       Director of 2
The Council on Foreign                       2002     Foreign Relations;                       registered
Relations                                             formerly, Columnist,                     investment
58 East 68th Street                                   Deputy Editorial Page                    companies advised
New York, NY 10021                                    Editor, Op-Ed Page, The                  by Advantage
Age 65                                                New York Times                           Advisers, Inc.
                                                                                               ('Advantage')

Riordan Roett ...........  Director          Since    Professor and Director,         30       The Latin America
The Johns Hopkins                            2002     Latin America Studies                    Equity Fund, Inc.
University                                            Program, Paul H. Nitse
1740 Massachusetts                                    School of Advanced
Ave., NW                                              International Studies,
Washington, DC 20036                                  The Johns Hopkins
Age 64                                                University

                                                                                  NUMBER OF
                                            TERM OF                               PORTFOLIOS
                                           OFFICE(1)                               IN FUND
                                              AND                                 COMPLEX(2)
                            POSITION(S)     LENGTH                                 OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)        BY       OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS       DIRECTOR     HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------       --------     ----------------
Jeswald W. Salacuse .....  Director          Since    Henry J. Barker                 30       Director of 2
Tufts University -- The                      2002     Professor of Commercial                  registered
Fletcher School of Law &                              Law and formerly Dean,                   investment
Diplomacy                                             The Fletcher School of                   companies advised
160 Packard Avenue                                    Law & Diplomacy, Tufts                   by Advantage
Medford, MA 02155                                     University, formerly,
Age 65                                                Fulbright Distinguished
                                                      Chair in Comparitive Law,
                                                      University of Trento,
                                                      Italy

INTERESTED
DIRECTOR
R. Jay Gerken* ..........  Chairman;         Since    Chairman, President and        225              None
Age 52                     President and     2002     Chief Executive Officer,
                           Chief                      Smith Barney Fund
                           Executive                  Management LLC ('SBFM');
                           Officer                    Managing Director,
                                                      Citigroup Global Markets
                                                      Inc. ('CGM'); Chairman,
                                                      President and Chief
                                                      Executive Officer,
                                                      Travelers Investment
                                                      Adviser, Inc. ('TIA') and
                                                      CitiFund Management Inc.

EXECUTIVE OFFICERS
Lewis E. Daidone ........  Executive Vice    Since    Managing Director, CGM;        N/A               N/A
CGM                        President and     2002     Chief Financial Officer
125 Broad Street           Chief                      and Treasurer of Mutual
11th Floor                 Administrative             Funds affiliated with
New York, NY 10004         Officer                    Citigroup Inc. Director
Age 46                                                and Senior Vice
                                                      President, SBFM and TIA
                           Senior Vice     1998-2002
                           President and
                           Treasurer

Robert E. Amodeo ........  Executive Vice    Since    Managing Director,             N/A               N/A
Age 37                     President         1992     Salomon Brothers Asset
                                                      Management Inc. ('SBAM')
                                                      and CGM (since 2002),
                                                      Director, SBAM and CGM
                                                      (from 1999 to 2002); Vice
                                                      President, SBAM and CGM
                                                      (from 1992 to 1999)

Charles K. Bardes .......  Executive Vice    Since    Vice President (since          N/A               N/A
Age 43                     President         1998     1997), and formerly
                                                      employee, SBAM and CGM

Andrew Beagley ..........  Vice President    Since    Director, SBAM                 N/A               N/A
Age 41                     and Chief         2002
                           Anti-Money
                           Laundering
                           Compliance
                           Officer

James E. Craige .........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 36                     President         1995

Thomas A. Croak .........  Executive Vice    Since    Vice President, SBAM           N/A               N/A
Age 42                     President         1998

                                                                                  NUMBER OF
                                            TERM OF                               PORTFOLIOS
                                           OFFICE(1)                               IN FUND
                                              AND                                 COMPLEX(2)
                            POSITION(S)     LENGTH                                 OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)        BY       OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS       DIRECTOR     HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------       --------     ----------------
John B. Cunningham ......  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 38                     President         1997

Thomas K. Flanagan ......  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 50                     President         1995     (since 1999); Director,
                                                      SBAM and CGM (from 1991
                                                      to 1999)

Roger Lavan .............  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 39                     President         1995

John G. Goode ...........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
SBAM                       President         2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable ..........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
SBAM                       President         2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 44

Michael A. Kagan           Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 42                     President         2002

Nancy A. Noyes ..........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 41                     President         2002

Maureen O'Callaghan .....  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 39                     President         1997     (since 2001); Director
                                                      and Vice President, SBAM
                                                      (prior to 2001)

Beth A. Semmel ..........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 42                     President         1995

Peter J. Wilby ..........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 44                     President         1995

George J. Williamson ....  Executive Vice    Since    Director, SBAM                 N/A               N/A
Age 69                     President         1998

Christina T. Sydor ......  Secretary         Since    Managing Director, CGM;        N/A               N/A
CGM                                          1998     General Counsel and
300 First Stamford Place                              Secretary, SBFM and TIA
Stamford, CT 06902
Age 52

Frances M. Guggino ......  Controller        Since    Vice President, CGM            N/A               N/A
CGM                                          2002
125 Broad Street
11th Floor
New York, NY 10004
Age 45

* Mr. Gerken is an 'interested person' as defined in the 1940 Act because he is a Managing Director of SSB, an affiliate of SBAM.

(1) Each Director holds office for an indefinite term until the earlier of
    (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, and (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

                     CAPITAL FUND AND INVESTORS VALUE FUND

                                                                                 NUMBER OF
                                                                                 INVESTMENT
                                            TERM OF                              COMPANIES
                                           OFFICE(1)                              IN FUND
                                              AND                                COMPLEX(2)
                            POSITION(S)     LENGTH                                OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)       BY         OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS      DIRECTOR       HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------      --------       ----------------
DISINTERESTED
DIRECTORS:
Andrew L. Breech ........  Director          Since    President, Dealer              3                 None
2120 Wilshire Blvd.                          1991     Operating Control
Santa Monica, CA 90403                                Service, Inc. (automotive
Age 50                                                management) (since 1985)

Carol L. Colman .........  Director          Since    President, Colman              31                None
Colman Consulting Co.,                       1998     Consulting Co., Inc.
Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

William R. Dill .........  Director          Since    Retired                        3                 None
25 Birch Lane                                1985
Cumberland Foreside, ME
04110
Age 72

Clifford M. Kirtland, Jr.  Director          Since    Retired                        3                 None
9 N. Parkway Square                          1987
4200 Northside Parkway
Atlanta, GA 30327
Age 79

Louis P. Mattis .........  Director          Since    Chairman, Epigenx              3               Epigenix
446 Oak Ridge Road                           1986     (pharmaceuticals) (since
Snowmass Village, CO                                  1999); Principal, Mattis
81615                                                 & Co. LLP (consulting)
Age 61                                                (since 1995)

Thomas F. Schlafly ......  Director         Capital   Of Counsel, Blackwell          3                 None
720 Olive Street                             Fund:    Sanders Peper Martin LLP
St. Louis, MO 63101                          Since    (law firm) (since 1984);
Age 54                                       1986     President, The Saint
                                           Investors  Louis Brewery, Inc.
                                             Value    (brewery) (since 1991)
                                             Fund:
                                             Since
                                             1983

INTERESTED
DIRECTOR:
                                                                                 NUMBER OF
                                                                                 INVESTMENT
                                            TERM OF                              COMPANIES
                                           OFFICE(1)                              IN FUND
                                              AND                                COMPLEX(2)
                            POSITION(S)     LENGTH                                OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)       BY         OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS      DIRECTOR       HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------      --------       ----------------
R. Jay Gerken ...........  Chairman;         Since    Chairman, President and       225                None
Age 52                     President         2002     Chief Executive Officer,
                           and Chief                  SBFM; Managing Director,
                           Executive                  CGM; Chairman, President,
                           Officer                    and Chief Executive
                                                      Officer,TIA and CitiFund
                                                      Management Inc.

OFFICERS
Lewis E. Daidone ........  Executive Vice    Since    Managing Director, CGM;       N/A                 N/A
CGM                        President and     2002     Chief Financial Officer,
125 Broad Street           Chief                      and Treasurer of mutual
11th Floor                 Administrative             funds associated with
New York, NY 10004         Officer                    Citigroup, Inc.; Director
Age 46                                                and Senior Vice
                                                      President, SBFM and TIA
                           Senior Vice     1998-2002
                           President and
                           Treasurer

John B. Cunningham ......  Executive Vice    Since    Managing Director, SBAM       N/A                 N/A
Age 38                     President of      1997
                           Investors
                           Value Fund
                           only

Robert M. Donahue, Jr.     Executive Vice    Since    Managing Director, SBAM       N/A                 N/A
Age 35                     President of      1998     (since 2001), Director
                           Capital Fund               and equity analyst, SBAM
                           only                       (prior to 2001).

Mark McAllister .........  Executive Vice    Since    Managing Director, SBAM;      N/A                 N/A
SBAM                       President of      2000     former Executive Vice
388 Greenwich Street       Investors                  President, JLW Capital
New York, NY 10013         Value Fund                 Mgt. Inc (from March 1998
Age 40                     only                       to May 1999); prior to
                                                      March 1998, Vice
                                                      President, Cohen & Steers
                                                      Capital Mgt., Inc.

Ross S. Margolies .......  Executive Vice    Since    Managing Director of          N/A                 N/A
Age 44                     President of      1998     SBAM.
                           Capital Fund
                           only

Christina T. Sydor ......  Secretary         Since    Managing Director, CGM;       N/A                 N/A
CGM                                          1998     General Counsel and
300 First Stamford Place                              Secretary, SBFM and TIA;
Stamford, CT 06902                                    Secretary, Series Funds
Age 52

Frances M. Guggino ......  Controller        Since    Vice President, CGM           N/A                 N/A
CGM                                          2002
125 Broad Street
11th Floor
New York, NY 10004
Age 45

                                                        (footnotes on next page)

(footnotes from previous page)

 * Mr. Gerken is an 'interested person' as defined in the 1940 Act because he is a Managing Director of CGM, an affiliate of SBAM.

(1) Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, and (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

  CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND FUND AND
                           NEW YORK TAX FREE BOND FUND

                                                                                                  NUMBER OF
                                                                                                  INVESTMENT
                                            TERM OF                                               COMPANIES
                                           OFFICE(1)                                               IN FUND
                                              AND                                                 COMPLEX(2)
                            POSITION(S)     LENGTH             PRINCIPAL OCCUPATION(S)             OVERSEEN
                             HELD WITH      OF TIME            DURING PAST 5 YEARS AND                BY
 NAME, ADDRESS, AND AGE         FUND        SERVED             OTHER DIRECTORSHIPS HELD            TRUSTEE
 ----------------------         ----        ------             ------------------------            -------
DISINTERESTED
TRUSTEES
Elliott J. Berv .........  Trustee           Since    President and Chief Operations Officer,         37
Age 60                                       1986     Landmark City (real estate development)
                                                      (since 2002); Executive Vice President and
                                                      Chief Operations Officer, DigiGym Systems
                                                      (on-line personal training systems) (since
                                                      2001); President, Catalyst, Inc.
                                                      (management consultants) (since 1984);
                                                      Board Member, American Identity Corp.
                                                      (doing business as Morpheus Technologies)
                                                      (biometric information management) (since
                                                      2001, consultant since 1999); Director,
                                                      Lapoint Industries (industrial filter
                                                      company) (Since 2002); Director, Alzheimer's
                                                      Association New England Chapter (since 1998);
                                                      former Chief Executive Officer, Rocket City
                                                      Enterprises (internet service company)
                                                      (2000-2001);

Mark T. Finn ............  Trustee           Since    Adjunct Professor, William & Mary College       37
Age 59                                       1990     (since 2002); Principal Member, Balvan
                                                      Partners/Balfour Vantage (Manager to
                                                      Vantage Hedge Fund L.P.) (since 2002);
                                                      Chairman and Owner, Vantage Consulting
                                                      Group, Inc. (investment advisory and
                                                      consulting firm) (since 1988); former Vice
                                                      Chairman and Chief Operating Officer,
                                                      Linder Asset Management Company (mutual
                                                      fund company) (March 1999-2001); former
                                                      President and Director, Delta Financial,
                                                      Inc. (Investment Advisory Firm) (1983-
                                                      1999); former General Partner and
                                                      Shareholder, Greenwich Ventures LLC
                                                      (investment partnership) (1996-2001);
                                                      former President, Secretary, and Owner,
                                                      Phoenix Trading Co. (Commodity Trading
                                                      Advisory Firm) (1997-2000).

Diana Harrington ........  Trustee           Since    Professor, Babson College (since 1993);         37
Age 63                                       1992     former Trustee, The Highland Family of
                                                      Funds (investment company) (1997-1998).

                                                                                                  NUMBER OF
                                                                                                  INVESTMENT
                                            TERM OF                                               COMPANIES
                                           OFFICE(1)                                               IN FUND
                                              AND                                                 COMPLEX(2)
                            POSITION(S)     LENGTH             PRINCIPAL OCCUPATION(S)             OVERSEEN
                             HELD WITH      OF TIME            DURING PAST 5 YEARS AND                BY
 NAME, ADDRESS, AND AGE         FUND        SERVED             OTHER DIRECTORSHIPS HELD            TRUSTEE
 ----------------------         ----        ------             ------------------------            -------
Susan B. Kerley .........  Trustee           Since    Consultant, Management Advisors,                37
Age 51                                       1992     LLC/Global Research Associates, Inc.
                                                      (investment consulting) (since 1990);
                                                      Director, Eclipse Funds (formerly Mainstay
                                                      Institutional Funds) (since 1990)
                                                      (currently supervises 17 investment
                                                      companies in NY Life fund complex)

C. Oscar Morong, Jr. ....  Trustee           Since    Managing Director, Morong Capital               37
Age 68                                       1990     Management (since 1993); Trustee, Morgan
                                                      Stanley Funds (since 1993);
                                                      (currently supervises 75 investment
                                                      companies in fund complex) former
                                                      Director, Indonesia Fund (Closed End Fund)
                                                      (1990-1999).

Walter E. Robb III ......  Trustee           Since    President, Benchmark Consulting Group,          37
Age 76                                       1986     Inc. (Service Company) (since 1991);
                                                      Director, John Boyle & Co., Inc.
                                                      (Textiles) (since 1999); Director, Harbor
                                                      Sweets, Inc. (Candy) (since 1990); Sole
                                                      Proprietor, Robb Associates (Corporate
                                                      Financial Advisors) (since 1978);
                                                      Director, W.A. Wilde Co. (Direct Mail)
                                                      (since 1982); Director, Alpha Granger
                                                      Manufacturing, Inc. (Electronics) (since
                                                      1983); Co-Owner, Kedron Design (gifts)
                                                      (since 1978); former Trustee, MFS Family
                                                      of Funds (from 1985 to 2001); former
                                                      President and Treasurer, Benchmark
                                                      Advisors, Inc. (Financial Consulting)
                                                      (from 1989 to 2000).

INTERESTED TRUSTEE:
R. Jay Gerken* ..........  Trustee and       Since    Chairman, President and Chief Executive        225
Age 52                     President         2002     Officer, SBFM; Managing Director, CGM;
                                                      Chairman, President, and Chief Executive
                                                      Officer, TIA and Citi Fund Management Inc.

OFFICERS
Lewis E. Daidone ........  Chief             Since    Managing Director, CGM; Chief Financial        N/A
Age 45                     Administrative    2000     Officer and Treasurer of mutual funds
                           Officer and                associated with Citigroup, Inc.; Director
                           Senior Vice                and Senior Vice President, SBFM and TIA
                           President

Richard Peteka ..........  Chief             Since    Director and Head of Internal Control for      N/A
Age 41                     Financial         2002     Citigroup Asset Management U.S. Mutual
                           Officer and                Fund Administration from 1989- 2002; Vice
                           Treasurer                  President, Head of Mutual Fund
                                                      Administration and Treasurer at
                                                      Oppenheimer Capital from 1996-1999

Kaprel Ozsolak ..........  Controller        Since    Vice President, CGM                            N/A
Age 37                                       2002

Marianne Motley .........  Assistant         Since    Director, Mutual Funds Administration for      N/A
Age 44                     Treasurer         2000     CGM (since 1994)

Robert I. Frenkel .......  Secretary         Since    Managing Director and General Counsel,         N/A
300 First Stamford Place                     2000     Global Mutual Funds for Citigroup Asset
Stamford, CT 06902                                    Management (since 1994)
Age 48

                                                                                                  NUMBER OF
                                                                                                  INVESTMENT
                                            TERM OF                                               COMPANIES
                                           OFFICE(1)                                               IN FUND
                                              AND                                                 COMPLEX(2)
                            POSITION(S)     LENGTH                                                OVERSEEN
                             HELD WITH      OF TIME            PRINCIPAL OCCUPATION(S)               BY
 NAME, ADDRESS, AND AGE         FUND        SERVED               DURING PAST 5 YEARS              TRUSTEE
 ----------------------         ----        ------             ------------------------            -------
Thomas C. Mandia ........  Assistant         Since    Director and Deputy General Counsel,           N/A
300 First Stamford Place   Secretary         2000     Citigroup Asset Management (since 1992)
Stamford, CT 06902
Age 41

Rosemary D. Emmens .       Assistant         Since    Vice President and Associate General           N/A
300 First Stamford Place   Secretary         2000     Counsel, Citigroup Asset Management (since
Stamford, CT 06902                                    1998); Counsel, The Dreyfus Corporation
Age 33                                                (1995-1998)

Harris C. Goldblat ......  Assistant         Since    Associate General Counsel, Citigroup Asset     N/A
300 First Stamford Place   Secretary         2000     Management (since 2000); Associate,
Stamford, CT 06902                                    Stroock & Stroock Lavan LLP (1997-2000)
Age 33

Andrew Beagley ..........  Chief             Since    Director, SBAM                                 N/A
Age 40                     Anti-Money        2002
                           Laundering
                           Compliance
                           Officer

Joseph Volpe ............  Assistant         Since    Vice President of Citigroup Asset              N/A
Age 41                     Controller        2002     Management (since 1982)

Joseph Genco ............  Assistant         Since    Vice President of Citigroup Asset              N/A
Age 35                     Controller        2002     Management (since 2003); Assistant Vice
                                                      President of Citigroup Asset Management
                                                      (1997-2003)

 * Mr. Gerken is an 'interested person' as defined in the 1940 Act because he is a Managing Director of CGM, an affiliate of SBAM.

(1) Each Trustee holds office for an indefinite term until the Trustee resigns, retires, or is otherwise removed in accordance with the Declaration of Trust and by-laws of the Trust. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed or are otherwise disqualified to serve.

(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

The Board of each Fund has a standing Audit Committee comprised of all of the Director who are not 'interested persons' of the Fund, within the meaning of the 1940 Act. The Audit Committee for the California Tax Free Bond, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund met three times during such Funds' last fiscal year, and each other Audit Committee met one time during the Funds' last fiscal year, to review the internal and external auditing procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds and to review the independence of the accountants.

The Board of Salomon Funds Trust has a standing Governance Committee. All Trustees who are not 'interested persons' of the Funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the Fund's last fiscal year. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

The Board of each of the Series Fund, the Capital Fund and the Investors Value Fund has a standing Nominating Committee. All Directors who are not `interested persons' of the Funds are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee will consider nominees recommended by each Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary.

The following tables show the dollar range of equity securities owned by the Directors in the Funds and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2002. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

                                  SERIES FUNDS

                                                                  DOLLAR RANGE OF EQUITY SECURITIES
                                             ----------------------------------------------------------------------------
                                             ALL CAP                 CASH                                       LARGE CAP
                                              VALUE    BALANCED   MANAGEMENT     HIGH YIELD     INTERNATIONAL    GROWTH
                 NAME OF DIRECTOR             FUND       FUND        FUND        BOND FUND       EQUITY FUND      FUND
                 ----------------             ----       ----        ----        ---------       -----------      ----
DISINTERESTED DIRECTORS:
Carol L. Colman............................   None       None        None      $  1 - $10,000       None          None
Daniel P. Cronin...........................   None       None        None             None          None          None
Leslie H. Gelb.............................   None       None        None             None          None          None
Riordan Roett..............................   None       None        None             None          None          None
Jeswald W. Salacuse........................   None       None        None             None          None          None

INTERESTED DIRECTOR:
R. Jay Gerken..............................   None       None        None             None          None          None

                                                                                                          AGGREGATE DOLLAR
                                                                                                          RANGE OF EQUITY
                                                                                                         SECURITIES IN ALL
                                                                                                       REGISTERED INVESTMENT
                                                                                                         COMPANIES OVERSEEN
                               NEW YORK                                                                BY THE DIRECTOR IN THE
                            MUNICIPAL MONEY        SMALL CAP          STRATEGIC      U.S. GOVERNMENT    FAMILY OF INVESTMENT
       NAME OF DIRECTOR       MARKET FUND         GROWTH FUND         BOND FUND        INCOME FUND           COMPANIES
       ----------------       -----------         -----------         ---------        -----------           ---------
DISINTERESTED DIRECTORS:
Carol L. Colman...........       None         $  10,001 - $50,000   $  1 - $10,000        None                  over $100,000
Daniel P. Cronin..........       None                    None             None            None              $10,001 - $50,000
Leslie H. Gelb............       None                    None             None            None                   $1 - $10,000
Riordan Roett.............       None                    None             None            None                   $1 - $10,000
Jeswald W. Salacuse.......       None                    None             None            None              $10,001 - $50,000

INTERESTED DIRECTOR:
R. Jay Gerken.............       None            $1 - $10,000             None            None                  over $100,000

                     CAPITAL FUND AND INVESTORS VALUE FUND

                                                                                                         AGGREGATE DOLLAR
                                                                                                         RANGE OF EQUITY
                                                                                                        SECURITIES IN ALL
                                                                                                      REGISTERED INVESTMENT
                                                                                                        COMPANIES OVERSEEN
                                                              DOLLAR RANGE OF EQUITY SECURITIES       BY THE DIRECTOR IN THE
                                                          ------------------------------------------   FAMILY OF INVESTMENT
                    NAME OF DIRECTOR                          CAPITAL FUND      INVESTORS VALUE FUND        COMPANIES
                    ----------------                          ------------      --------------------        ---------
DISINTERESTED DIRECTORS:
Andrew L. Breech........................................   $50,001 - $100,000      over $100,000          over $100,000
Carol L. Colman.........................................   $10,001 - $50,000     $10,001 - $50,000        over $100,000
William R. Dill.........................................   $10,001 - $50,000     $50,001 - $100,000       over $100,000
Clifford M. Kirtland, Jr................................   $10,001 - $50,000     $10,001 - $50,000        over $100,000
Louis P. Mattis.........................................   $10,001 - $50,000     $10,001 - $50,000      $10,001 - $50,000
Thomas F. Schlafly......................................   $50,001 - $100,000      over $100,000          over $100,000

INTERESTED DIRECTOR:
R. Jay Gerken...........................................      $1 - $10,000              None              over $100,000

CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND FUND AND NEW
                            YORK TAX FREE BOND FUND

                                                                                                      AGGREGATE DOLLAR
                                                                                                      RANGE OF EQUITY
                                                      DOLLAR RANGE OF EQUITY SECURITIES              SECURITIES IN ALL
                                            -----------------------------------------------------  REGISTERED INVESTMENT
                                            CALIFORNIA                                   NEW YORK    COMPANIES OVERSEEN
                                             TAX FREE                                    TAX FREE  BY THE DIRECTOR IN THE
                                               BOND     MID CAP    NATIONAL TAX FREE       BOND     FAMILY OF INVESTMENT
             NAME OF TRUSTEE                   FUND      FUND          BOND FUND           FUND          COMPANIES
             ---------------                   ----      ----          ---------           ----          ---------
DISINTERESTED TRUSTEES:
Elliott J. Berv...........................     None      None             None             None      $10,001 - $50,000
Mark T. Finn..............................     None      None             None             None         $1 - $10,000
Diana Harrington..........................     None      None             None             None      $10,001 - $50,000
Susan B. Kerley...........................     None      None             None             None         $1 - $10,000
C. Oscar Morong, Jr.......................     None      None             None             None         $1 - $10,000
Walter E. Robb, III.......................     None      None      $50,001 - $100,000      None      $50,001 - $100,000

INTERESTED TRUSTEE:
R. Jay Gerken*............................     None      None             None             None        over $100,000

None of the disinterested Directors nor their family members had any interest in the Investment Manager, Citigroup Global Markets, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Citigroup Global Markets as of December 31, 2002.

Information regarding compensation paid to the Directors of each Fund for the fiscal year ended December 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as a Director because of his affiliation with the Investment Manager.

The members of each Board who are not 'interested persons,' as defined in the 1940 Act, receive a fee for each meeting of the Fund's Board of and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are 'interested persons,' as defined in the 1940 Act, do not receive compensation from their respective Funds but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

With respect to California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund, each Fund in the Salomon Brothers/Smith Barney/Citigroup fund complex pays a pro rata share of Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the Funds will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

Officers receive no compensation from the Funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

                                  SERIES FUNDS

                                               AGGREGATE                               AGGREGATE
                                           COMPENSATION FROM       AGGREGATE       COMPENSATION FROM
                                             ALL CAP VALUE     COMPENSATION FROM    CASH MANAGEMENT
            NAME OF DIRECTOR                     FUND            BALANCED FUND           FUND
            ----------------                     ----            -------------           ----
DISINTERESTED DIRECTORS:
Carol L. Colman..........................       $280.79            $2,062.94            $605.36
Daniel P. Cronin.........................        212.61             1,619.76             537.18
Leslie H. Gelb...........................         62.50               178.48             148.43
Riordan Roett............................         62.50               178.48             148.43
Jeswald W. Salacuse......................         62.50               178.48             148.43

                                               AGGREGATE            AGGREGATE             AGGREGATE
                                           COMPENSATION FROM    COMPENSATION FROM     COMPENSATION FROM
                                            HIGH YIELD BOND    INTERNATIONAL EQUITY   LARGE CAP GROWTH
            NAME OF DIRECTOR                     FUND                  FUND                 FUND
            ----------------                     ----                  ----                 ----
DISINTERESTED DIRECTORS:
Carol L. Colman..........................      $3,246.62             $455.68               $446.46
Daniel P. Cronin.........................       2,803.44              387.50                378.27
Leslie H. Gelb...........................         644.46               78.15                 70.74
Riordan Roett............................         644.46               78.15                 70.74
Jeswald W. Salacuse......................         644.46               78.15                 70.74

                             AGGREGATE
                         COMPENSATION FROM       AGGREGATE           AGGREGATE           AGGREGATE
                             NEW YORK        COMPENSATION FROM   COMPENSATION FROM   COMPENSATION FROM
                          MUNICIPAL MONEY    SMALL CAP GROWTH     STRATEGIC BOND      U.S. GOVERNMENT
   NAME OF DIRECTOR         MARKET FUND            FUND                FUND             INCOME FUND
   ----------------         -----------            ----                ----             -----------
DISINTERESTED
  DIRECTORS:
Carol L. Colman........      $1,010.58           $1,947.81           $1,498.46           $1,035.79
Daniel P. Cronin.......         942.40            1,879.63            1,055.28              780.11
Leslie H. Gelb.........         203.75              347.34              269.61              229.77
Riordan Roett..........         203.75              347.34              269.61              229.77
Jeswald W. Salacuse....         203.75              347.34              269.61              229.77

                                           PENSION OR RETIREMENT
                                            BENEFITS ACCRUED AS    TOTAL COMPENSATION FROM   NUMBER OF
                                               PART OF FUNDS       FUNDS AND FUND COMPLEX    FUNDS IN
            NAME OF DIRECTOR                     EXPENSES             PAID TO DIRECTORS       COMPLEX
            ----------------                     --------             -----------------       -------
DISINTERESTED DIRECTORS:
Carol L. Colman..........................           $0                     $90,950                7
Daniel P. Cronin.........................            0                      63,400                7
Leslie H. Gelb...........................            0                      81,700                7
Riordan Roett............................            0                      93,400                7
Jeswald W. Salacuse......................            0                      90,300                7

During the last fiscal year of the Series Funds, total compensation paid by the Series Funds to a Director Emeritus totalled $5,063.49.

                                  CAPITAL FUND

                                                        PENSION OR        TOTAL COMPENSATION
                                    AGGREGATE       RETIREMENT BENEFITS     FROM FUNDS AND     NUMBER OF
                                COMPENSATION FROM   ACCRUED AS PART OF    FUND COMPLEX PAID    FUNDS IN
       NAME OF DIRECTOR           CAPITAL FUND        FUNDS EXPENSES         TO DIRECTORS       COMPLEX
       ----------------           ------------        --------------         ------------       -------
DISINTERESTED DIRECTORS:
Andrew L. Breech..............        8,750                  0                  35,500              4
Carol L. Colman...............       10,250                  0                  90,950              7
William R. Dill...............        8,750                  0                  35,500              4
Clifford M. Kirtland, Jr. ....        8.750                  0                  35,500              4
Louis P. Mattis...............        6,500                  0                  25,250              3
Thomas F. Schlafly............        8,750                  0                  32,750              3

During the last fiscal year of the Capital Fund, total compensation paid by the Capital Fund to a Director Emeritus totalled $3,000.

                              INVESTORS VALUE FUND

                                    AGGREGATE           PENSION OR        TOTAL COMPENSATION
                                COMPENSATION FROM   RETIREMENT BENEFITS     FROM FUNDS AND     NUMBER OF
                                 INVESTORS VALUE    ACCRUED AS PART OF    FUND COMPLEX PAID    FUNDS IN
       NAME OF DIRECTOR               FUND            FUNDS EXPENSES         TO DIRECTORS       COMPLEX
       ----------------               ----            --------------         ------------       -------
DISINTERESTED DIRECTORS:
Andrew L. Breech..............        9,750                  0                  35,500              4
Carol L. Colman...............        9,750                  0                  90,950              7
William R. Dill...............        9,750                  0                  35,500              4
Clifford M. Kirtland, Jr. ....        9,750                  0                  35,500              4
Louis P. Mattis...............        7,500                  0                  25,250              3
Thomas F. Schlafly............        9,750                  0                  32,750              3

During the last fiscal year of the Investors Value Fund, total compensation paid by the Investors Value Fund to a Director Emeritus totalled $3,750.

                  CALIFORNIA TAX FREE BOND FUND, MID CAP FUND,
          NATIONAL TAX FREE BOND FUND AND NEW YORK TAX FREE BOND FUND

                               AGGREGATE             AGGREGATE            AGGREGATE           AGGREGATE
                           COMPENSATION FROM       COMPENSATION       COMPENSATION FROM   COMPENSATION FROM
                          CALIFORNIA TAX FREE      FROM MID CAP       NATIONAL TAX FREE   NEW YORK TAX FREE
    NAME OF TRUSTEE            BOND FUND               FUND               BOND FUND           BOND FUND
    ---------------            ---------               ----               ---------           ---------
DISINTERESTED TRUSTEES:
Elliott J. Berv.........         $11.54               $15.59               $47.26              $104.31
Mark T. Finn............          11.54                15.59                47.26               104.31
Riley C. Gilley(1)......           8.07                 7.07                32.74                72.19
Diana Harrington........          11.54                15,59                47.26               104.31
Susan B. Kerley.........          11.54                15,59                47.26               104.31
C. Oscar Morong, Jr. ...          14.46                19.83                59.41               131.18
Walter E. Robb, III.....          11.54                15.59                47.26               104.31
E. Kirby Warren(1)......           9.24                 8.84                37.68                 9.24

                                           PENSION OR RETIREMENT
                                            BENEFITS ACCRUED AS    TOTAL COMPENSATION FROM   NUMBER OF
                                               PART OF FUNDS       FUNDS AND FUND COMPLEX    FUNDS IN
             NAME OF TRUSTEE                     EXPENSES              PAID TO TRUSTEE        COMPLEX
             ---------------                     --------              ---------------        -------
DISINTERESTED TRUSTEES:
Elliott J. Berv..........................            None                  $70,000               35
Mark T. Finn.............................            None                   72,500               35
Riley C. Gilley(1).......................          17,500                   20,000              N/A
Diana Harrington.........................            None                   72,500               35
Susan B. Kerley..........................            None                   72,500               35
C. Oscar Morong, Jr. ....................            None                   90,500               35
Walter E. Robb, III......................            None                   72,500               35
E. Kirby Warren(1).......................          17,500                   27,500              N/A

---------

(1) Messers. Kirby Warren and Riley C. Gilley, former Trustees of Salomon Funds Trust, retired as of June 30, 2002. All amounts provided in the chart for Messers. Warren and Gilley are for the period from January 1, 2002 to June 30, 2002. Mr. Heath McLendon resigned as Trustee of Salomon Funds Trust on September 13, 2002. Mr. McLendon did not receive any compensation from Salomon Funds Trust for the fiscal year ended December 31, 2002, as he was affiliated with the Manager.

    As of April 1, 2003 Directors and officers of the Funds, individually and as a group, beneficially own less than 1% of the outstanding shares of their respective Funds.

Salomon Funds Trust has adopted a Retirement Plan for all Trustees who are not 'interested persons' of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. As of December 31, 2002, the Salomon Funds Trust paid $93 under the Plan.

                        PRINCIPAL HOLDERS OF SECURITIES

The following lists shareholders of record who held 5% or more of the outstanding securities of class of a Fund as of April 1, 2003. Shareholders who own greater than 25% of the outstanding shares of a class of shares are deemed to be 'control persons,' as defined in the 1940 Act of such class.

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
All Cap Value Fund...............    A    Raymond James & Associates Inc                           74.01%
                                          FBO Taylor IRA
                                          880 Carillon Parkway
                                          St. Petersburg, FL 33716

                                          RBC Dain Rauscher Custodian                              12.20%
                                          David L. Bigney #2
                                          Individual Retirement Account
                                          6205 W. Gobin Dr.
                                          Farmersburg, IN 47850

                                          American Enterprise Investment Services                   9.90%
                                          PO Box 9446
                                          Minneapolis, MN 55440

                                     B    Raymond James & Associates Inc                           42.32%
                                          FBO Crisp IRA
                                          880 Carillon Parkway
                                          St. Petersburg, FL 33716

                                          Prudential Securities Inc.                               13.26%
                                          FBO Janet K. Marquardt
                                          17262 Citron
                                          Irvine, CA 92612

                                          Raymond James & Associates Inc                           10.36%
                                          FBO Short IRA
                                          880 Carillon Parkway
                                          St. Petersburg, FL 33716

                                          Wells Fargo Investments LLC                               6.62%
                                          608 Second Avenue South, 8th Floor
                                          Minneapolis, MN 55402

                                          AG Edwards & Sons Inc                                     5.61%
                                          FBO Bernard J. Silveria
                                          One North Jefferson
                                          St. Louis, MO 63103

                                          Pershing LLC                                              5.61%
                                          PO Box 2052
                                          Jersey City, NJ 07303

                                     2    Prudential Securities Inc.                               31.00%
                                          FBO Stephen C. Haberstick &
                                          Christine M. Haberstick
                                          31791 Paseo La Branza
                                          San Juan, CA 92675

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          RBC Dain Rauscher                                        29.86%
                                          Helen V. Person
                                          Helen Keller Guardian
                                          2200 Garfield Avenue -- Apt 624
                                          Terre Haute, IN 47804

                                          American Enterprise Investment Services                  17.65%
                                          PO Box 9446
                                          Minneapolis, MN 55440

                                          Prudential Securities Inc.                               13.31%
                                          FBO Ruth A Miller Custodian
                                          Nathaniel George Miller
                                          Unif Trans Min Act AZ
                                          PO Box 6931
                                          Phoenix, AZ 85005

                                          Wells Fargo Investments LLC                               8.15%
                                          608 Second Avenue South, 8th Floor
                                          Minneapollis, MN 55402

                                     O    Salomon Brothers Holdings Inc                              100%
                                          Attn Paul Miller
                                          300 First Stamford Place, 5th Floor
                                          Stamford, CT 06902

Balanced Fund....................    A    Smith Barney House Account                               34.21%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Smith Barney 401K Advisors Trust                          8.15%
                                          Smith Barney Corp Trust Co
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                     B    Smith Barney House Account                               46.91%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers              6.01%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     2    Smith Barney House Account                               47.33%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     O    Smith Barney House Account                               31.29%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Davenport & Company LLC                                  22.98%
                                          W. Proctor Harvey
                                          8630 Overlook Road
                                          McLean, VA 22102

                                          BSDT IRA R/O CUST FBO                                     8.12%
                                          Dean Betzios
                                          102 Dubois Avenue
                                          Sea Cliff, NY 11579

California Tax Free Bond Fund....    A    Smith Barney House Account                               98.54%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     B    MLPF&S for the sole benefit of its Customers             55.40%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          Smith Barney House Account                               24.14%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Prudential Securities Inc.                                7.09%
                                          FBO D. Schuyler Earl
                                          The D. Schuyler Earl Trust Restated
                                          San Mateo, CA 94403

                                          American Enterprise Investment Services                   5.62%
                                          PO Box 9446
                                          Minneapolis, MN 55440

                                     2    MFSC FBO                                                   100%
                                          Joan M. Bowen
                                          202 N. San Jose Dr
                                          Glendora, CA 91741

                                     O    Merrill J. Jacobson                                        100%
                                          Inez R. Jacobson JTWROS
                                          10725 Hess Dr
                                          Lamesa, CA 92041

Capital Fund.....................    A    Smith Barney House Account                               28.10%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers             10.85%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                          Charles Schwab & Co Inc                                  10.02%
                                          Reinvest Account
                                          101 Montgomery Street
                                          San Francisco, CA 94104

                                          Smith Barney 401K Advisors Trust                          5.23%
                                          Smith Barney Corp Trust Co
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                     B    Smith Barney House Account                               47.12%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers             14.85%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     2    Smith Barney House Account                               61.89%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers             10.61%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     Y    The Governing Council of the University of Toronto       60.15%
                                          LTCAP
                                          c/o University of Toronto Asset Management
                                          UTAM Ste 210
                                          480 University Avenue
                                          Toronto, Ontario Canada M5G 1V2

                                          State Street Trust Company Canada                        39.59%
                                          FBO University of Toronto Master Trust
                                          c/o University of Toronto Asset Management
                                          UTAM Ste 210
                                          480 University Avenue
                                          Toronto, Ontario Canada M5G 1V2

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
Cash Management Fund.............    A    Smith Barney House Account                               60.56%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          NorthStar Advantage Funds                                 5.28%
                                          FBO Class A Shareholders
                                          300 First Stamford Place
                                          Stamford, CT 06902

                                     B    Smith Barney House Account                               40.18%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Northstar Advantage Funds                                15.35%
                                          FBO Class B Shareholders
                                          300 First Stamford Place
                                          Stamford, CT 06902

                                     2    Smith Barney House Account                               76.62%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

High Yield Bond Fund.............    A    Smith Barney House Account                               34.02%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Charles Schwab & Co Inc                                   8.38%
                                          Reinvest Account
                                          101 Montgomery Street
                                          San Francisco, CA 94104

                                     B    Smith Barney House Account                               52.26%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers              6.45%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     2    Smith Barney House Account                               77.65%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     O    State Street Bank & Trust Company                        92.47%
                                          FBO CitiStreet 401K Plan
                                          105 Rosemont Avenue
                                          Westwood, MA 02090

                                          State Street Bank & Trust Company                         6.25%
                                          FBO Travelers 401 Savings
                                          105 Rosemont Avenue
                                          Westwood, MA 02090

International Equity Fund........    A    Smith Barney House Account                               32.17%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Lehman Brothers, Inc.                                    11.35%
                                          101 Hudson Street, 31st Floor
                                          Jersey City, NJ 07302

                                          Wexford Clearing Services Corp                           10.22%
                                          FBO Black Oak, Ltd.
                                          Charlotte House, Charlotte St.
                                          PO Box N65, 2nd Floor
                                          Nassau, Bahamas

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          Citibank Cust                                             6.27%
                                          FBO Leadership for Environment & Development Int Inc.
                                          Attn Hazel France Edwards
                                          333 W. 34th Street
                                          New York, NY 10001

                                          Wexford Clearing Services Corp                            5.88%
                                          FBO Principia Plus Investment Partners, LP
                                          11621 Kew Gardens Avenue, Ste 210
                                          Palm Beach Gardens, FL 33410

                                          Wexford Clearing Services Corp                            5.48%
                                          FBO Arcadia Hill, LP
                                          11621 Kew Gardens Avenue, Ste 210
                                          Palm Beach Gardens, FL 33410

                                     B    Smith Barney House Account                               62.50%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     2    Smith Barney House Account                               69.42%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     O    Jerome E. Maisel                                         85.45%
                                          875 Fifth Avenue
                                          Apt 3C
                                          New York, NY 10021

                                          Mark Reiner                                              12.05%
                                          1119 Ocean Parkway
                                          Apt 2L
                                          Brooklyn, NY 11230

Investors Value Fund.............    A    Putnam Investments                                        9.00%
                                          FBO IBEW Local 164
                                          Attn: DC Plan Admin. Team
                                          One Investors Way MS C4D
                                          Norwood, MA 02062

                                          Smith Barney House Account                                7.25%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          State Street Bank & Trust Company                         6.30%
                                          CitiStreet Corp
                                          Attn Tabatha Greene
                                          Core Market
                                          #3 Battery March Park
                                          Quincy, MA 02169

                                          Smith Barney 401K Advisors Trust                          5.40%
                                          Smith Barney Corp Trust Co
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                     B    Smith Barney House Account                               46.91%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers             10.40%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                          Smith Barney Corp Trust Co                                5.07%
                                          Copeland Retirement Trust Account
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                     2    Smith Barney House Account                               64.84%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers              6.40%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     O    State Street Bank & Trust Company                         9.63%
                                          FBO CitiStreet 401K Plan
                                          105 Rosemont Ave
                                          Westwood, MA 02090

                                     Y    Smith Barney House Account                               96.35%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

Large Cap Growth Fund............    A    Smith Barney House Account                               48.14%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers              5.69%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                          Janney Montgomery Scott LLC                               5.13%
                                          Harold E. Beaudoin
                                          1801 Market Street
                                          Philadelphia, PA 19103

                                     B    Smith Barney House Account                                5.33%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     2    Smith Barney House Account                               50.81%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     O    Mark Reiner                                              58.05%
                                          1119 Ocean Parkway
                                          Apt 2L
                                          Brooklyn, NY 11230

                                          Smith Barney House Account                               33.13%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Myra Kahan                                                6.41%
                                          Cappy Kaplan Tennants in Common
                                          One Shore Road
                                          Edgewater, NJ 07020

Mid Cap Fund.....................    A    Marguerite H. Wagner                                     69.51%
                                          324 Pinebrook Road
                                          Bedford, NY 10506

                                          AG Edwards & Sons Inc                                     8.26%
                                          FBO Edward L. Baldwin
                                          Ann Marie Baldwin
                                          One North Jefferson
                                          St. Louis, MO 63103

                                     B    John B. Walz                                             37.18%
                                          99 Branch Street
                                          Mt. Holly, NJ 08060

                                          RBC Dain Rauscher                                        29.60%
                                          FBO Rebecca S. Curtis Living Trust
                                          2116 Lori Court
                                          Terra Haute, IN 47802

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          American Enterprise Investment Services                  10.40%
                                          PO Box 9446
                                          Minneapolis, MN 55440

                                          Dr. John P. Scanlon                                       5.29%
                                          Dorothy J. Scanlon
                                          715 Washington Lane
                                          Jenkintown, PA 19046

                                          RBC Dain Rauscher -- Custodian                            5.24%
                                          Sharon Pattison
                                          Individual Retirement Account
                                          3 Todd Drive
                                          Terra Haute, IN 47803

                                     2    AG Edwards & Sons Inc                                    56.57%
                                          FBO Mary D. Beihn
                                          One North Jefferson
                                          St. Louis, MO 63103

                                          AG Edwards & Sons Inc                                    26.84%
                                          FBO Mark D. Woods & Julia L. Allison
                                          Woods Family Trust
                                          One North Jefferson
                                          St. Louis, MO 63103

                                          AG Edwards & Sons Inc                                     7.32%
                                          John A. Sontag
                                          Simple IRA Account
                                          42 Benton
                                          Fairfield, CT 06432

                                     O    Smith Barney House Account                               99.82%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

National Tax Free Bond Fund......    A    Smith Barney House Account                               79.14%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     B    MLPF&S for the sole benefit of its Customers             22.48%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                          Raymond James & Associates Inc                            6.10%
                                          FBO Savidge, KS
                                          880 Carillon Parkway
                                          St. Petersburg, FL 33716

                                     2    Smith Barney House Account                               39.22%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers             12.54%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                          Linda Knight White                                        7.69%
                                          Mark Howard Irrev Trust
                                          PO Box 1050
                                          Hollister, MO 65673

                                          H. R. Lewis                                               6.66%
                                          H.R. Lewis MD PA Corporation
                                          Professional Plaza One
                                          One Medical Parkway, Ste 139
                                          Dallas, TX 75234

                                     O    Pauline K. Schlatmann                                    58.28%
                                          PO Box 58
                                          Hermanie, PA 15637

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          Beverly A. Hammer                                        15.66%
                                          Beverly A. Hammer Family Trust
                                          516E-3085 SO
                                          Salt Lake City, UT 84106

                                          William A. Caldwell                                      15.04%
                                          William A. Caldwell Rev Trust
                                          13400 Shaker Blvd, No 706
                                          Cleveland, OH 44120

                                          Thomas Lavan & Anne Lavan JTWROS                         10.56%
                                          35 Quaker Lane
                                          Farmingdale, NY 11735
New York Municipal Money Market
Fund.............................    A    Eugene Tesoriero                                         18.50%
                                          Orlando Tesoriero JTWROS
                                          35 Convent Rd
                                          Syosset, NY 11791

                                          Donald S. Macleod                                         9.37%
                                          33 Breezewood Common
                                          E. Amherst, NY 14051

                                          Lisa Burns                                                8.50%
                                          c/o Burns McClellan Inc
                                          470 Park Avenue South -- 9th Floor
                                          New York, NY 10016

                                          First Clearing Corporation                                7.97%
                                          Warren O. Wise
                                          Tod Lance A. Wise
                                          4035 Louisiana Avenue N.
                                          New Hope, MN 55427

                                          Edward P. Smith and                                       7.88%
                                          Mary N. Smith JTWROS
                                          36 Avon Road
                                          Bronxville, NY 10708

                                          Joseph Victor Lipschutz &                                 6.57%
                                          Madeline Lipschutz JTWROS
                                          32 Carling Drive
                                          New Hyde Park, NY 11040

                                          Marvin Finestone                                          5.96%
                                          194 Roby Lane
                                          Rochester, NY 14618

                                     2    Smith Barney House Account                                 100%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     O    Hedi D. Kallal                                           13.92%
                                          950 N. Michigan Avenue Apt 2206
                                          Chicago, IL 60611

                                          Smith Barney House Account                               13.58%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

New York Tax Free Bond Fund......    A    Smith Barney House Account                               92.38%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     B    Smith Barney House Account                               41.32%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers             13.92%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          American Enterprise Investment Services                   9.49%
                                          FBO 213532222
                                          PO Box 9446
                                          Minneapolis, MN 55440

                                          American Enterprise Investment Services                   9.26%
                                          FBO 213062951
                                          PO Box 9446
                                          Minneapolis, MN 55440

                                          American Enterprise Investment Services                   7.62%
                                          FBO 207935351
                                          PO Box 9446
                                          Minneapolis, MN 55440

                                          NFSC FBO                                                  6.50%
                                          Donald J. Bullet
                                          Elizabeth Gachosh Family Trust
                                          14 Brinker Way
                                          Loundonville, NY 12211

                                     2    Legg Mason Wood Walker Inc                               53.72%
                                          PO Box 1476
                                          Baltimore, MD 21202

                                          Smith Barney House Account                               37.27%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          American Enterprise Investment Services                   5.12%
                                          PO Box 9446
                                          Minneapolis, MN 55440

                                     O    Bernard Levy                                             60.50%
                                          Toby Levy & Barbara Einhorn JTWROS
                                          820 Ocean Parkway #202
                                          Brooklyn, NY 11230

                                          Arlene Jurist                                            38.31%
                                          Rubinson Family Trust
                                          23 Club Drive South
                                          Jericho, NY 11753

Small Cap Growth Fund............    A    Smith Barney House Account                               70.78%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Smith Barney 401K Advisors Trust                          5.56%
                                          Smith Barney Corp Trust Co
                                          Two Tower Center
                                          PO Box 1063
                                          E. Brunswick, NJ 08816

                                          Nationwide Trust Co FSB                                   5.17%
                                          C/O IPO Portfolio Accounting
                                          PO Box 182029
                                          Columbus, OH 43218

                                     B    Smith Barney House Account                               74.77%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     O    Smith Barney House Account                               22.71%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Anthony E. Viola &                                        9.52%
                                          Elaine M. Viola JTTEN
                                          322 West 57th Street
                                          Apt 39 A
                                          New York, NY 10019

                                          Ann M. Barber                                             8.96%
                                          FDR 8106
                                          New York, NY 10150

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          Jerome E. Maisel                                          5.88%
                                          875 Fifth Avenue
                                          Apt 3C
                                          New York, NY 10021

                                          Thomas G. Filut                                           5.85%
                                          Marlene A. Filut JTWROS
                                          6301 Reeh-Weinheimer Rd
                                          Fredericksburg, TX 78624

                                          Charles E. Burton                                         5.74%
                                          Jane M. Burton TTEES
                                          717 Olson Road
                                          Soquel, CA 95073

Strategic Bond Fund..............    A    Smith Barney House Account                               38.04%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     B    Smith Barney House Account                               55.63%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers              7.59%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     2    Smith Barney House Account                               64.93%
                                          Attn Peter Booth, 7th Floor
                                          333 W. 34th Street
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers              8.02%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     O    Florence Kaplan                                          28.44%
                                          Florence Kaplan Living Trust
                                          8846 Mission Road
                                          Leawood, KS 66206

                                          Kathleen Pappas                                          17.80%
                                          36 Hilltop Road
                                          New Hartford, CT 06057

                                          Sidney P Mendel                                          12.74%
                                          Leola D. Mendel JTWROS
                                          27410 Plantation
                                          Atlanta, GA 30324

                                          Smith Barney House Account                               10.40%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          James N. Brown Jr &                                       9.43%
                                          Lila B. Brown Ten Com
                                          224 Wagon Wheel Lane
                                          Columbus, NJ 08022

                                          BSDT Custodian for the IRA Account                        7.75%
                                          Of Steven P. Shapiro
                                          26 Dante Street
                                          Larchmont, NY 10538

US Government Fund...............    A    Smith Barney House Account                               75.32%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                     B    Smith Barney House Account                               66.45%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                                                                                 PERCENTAGE
              FUND                 CLASS                       SHAREHOLDER                       OWNERSHIP
              ----                 -----                       -----------                       ---------
                                          MLPF&S for the sole benefit of its Customers              7.35%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     2    Smith Barney House Account                               69.33%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          MLPF&S for the sole benefit of its Customers              8.92%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East -- 3rd Floor
                                          Jacksonville, FL 32246

                                     O    Paul C Bellman, MD                                       20.94%
                                          808 Broadway Apt PH/D
                                          New York, NY 10003

                                          BSDT Custodian for                                       15.25%
                                          Arthur H Elkind MP RET PL
                                          FBO Arthur H Elkind
                                          150 Yamil Road
                                          New Rochelle, NY 10804

                                          Paula Armbruster                                          9.43%
                                          294 Lawrence Street
                                          New Haven, CT 06511

                                          Smith Barney House Account                                8.25%
                                          Attn Peter Booth
                                          333 W. 34th Street, 7th Floor
                                          New York, NY 10001

                                          Edgar Berman                                              5.17%
                                          PO Box 444
                                          Reseda, CA 91335

                                          BSDT IRA CUST FBO                                         5.09%
                                          Arlene Elkind
                                          150 Taymil Road
                                          New Rochelle, NY 10804

                               INVESTMENT MANAGER

Each Fund retains SBAM to act as its investment manager. Prior to April 30, 2002 Citi Fund Management Inc. ('CFM') acted as the investment manager for each of the California National Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund. SBAM serves as the Investment Manager to numerous individuals, institutions and other investment companies. SBAM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc. ('Citigroup').

The management agreement (each 'Management Agreement') between SBAM and a Fund provides that SBAM will manage the operations of the Fund, subject to policies established by the Fund's Board. Pursuant to the applicable Management Agreement, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and Directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

In connection with SBAM's service as Investment Manager to the Strategic Bond Fund, Citigroup Asset Management Limited ('CAM Limited'), whose business address is Citigroup Centre, Canada Square, London E14 5LB, United Kingdom, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SBAM pays CAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SBAM under its Management Agreement with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SBAM shall allocate to CAM Limited and divided by the current value of the net assets of the Strategic Bond Fund. For the fiscal years ended December 31, 2000, 2001 and 2002, CAM Limited (or its predecessor firm, Salomon Brothers Asset Management Limited) received sub-advisory fees from SBAM equal to $201,376, $210,655 and $117,624, respectively. CAM Limited is an indirect, wholly-owned subsidiary of Citigroup.

Pursuant to a sub-advisory agreement, SBAM has retained CFM as sub-adviser to the Large Cap Growth Fund. Subject to the supervision of SBAM, CFM has responsibility for the day-to-day management of the Fund's portfolio. CFM is compensated by SBAM at no additional cost to the Fund. Instead, CFM receives a fee from SBAM equal to 0.45% of average daily net assets (pre-waiver). For the fiscal year ended December 31, 2000 and for the period from January 1, 2001 to March 31, 2001, Citibank, N.A., CFM's predecessor received sub-advisory fees from SBAM equal to $0 and $0, respectively. For the period from April 1, 2001 to December 31, 2001, and for fiscal year ended 2002, CFM received sub-advisory fees from SBAM equal to $2,184 and $0. CFM is a wholly-owned subsidiary of Citigroup.

Pursuant to a sub-advisory agreement SBAM has retained CAM Limited as sub-adviser to the International Equity Fund. Subject to the supervision of SBAM, CAM Limited has responsibility for the day-to-day management of the Fund's portfolio. CAM Limited is compensated by SBAM at no additional cost to the Fund. Instead, CAM Limited receives a fee from SBAM equal to 0.60% of average daily net assets (pre-waiver). For fiscal years ended December 31, 2000, 2001 and 2002, Citibank, N.A., CAM Limited's predecessor received sub-advisory fees from SBAM equal to $113,771, $116,568 and $0, respectively.

Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SBAM, SBAM Limited or CFM. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services on behalf of each Fund other than Capital Fund and Investors Value Fund SBAM receives a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows:

                                                             MANAGEMENT FEE
                                                       EXPRESSED AS A PERCENTAGE
                      FUND                                OF DAILY NET ASSETS
                      ----                                -------------------
All Cap Value Fund....................................            0.75%
Balanced Fund.........................................            0.55%
California Tax Free Bond Fund.........................            0.50%
Cash Management Fund..................................            0.20%
High Yield Bond Fund..................................            0.75%
International Equity Fund.............................            0.90%
Large Cap Growth Fund.................................            0.75%
Mid Cap Fund..........................................            0.75%
National Tax Free Bond Fund...........................            0.50%
New York Municipal Money Market Fund..................            0.20%
New York Tax Free Bond Fund...........................            0.50%
Small Cap Growth Fund.................................            0.70%
Strategic Bond Fund...................................            0.75%
U.S. Government Fund..................................            0.60%

SBAM receives from the Capital Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million, .625% on the next $200 million and .50% on average daily net assets in excess of $400 million.

The Investors Value Fund pays SBAM a quarterly fee (the 'Base Fee') at the end of each calendar quarter based on the following rates:

                  AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
                  ------------------------                    ---------------
First $350 million..........................................       0.650%
Next $150 million...........................................       0.550%
Next $250 million...........................................       0.525%
Next $250 million...........................................       0.500%
Over $1 billion.............................................       0.450%

This fee may be increased or decreased based on the performance of the Investors Value Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of: (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investor Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

For purposes of determining the performance adjustment, the investment performance of the Investors Value Fund for any one year period shall mean the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Value Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Value Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

For the each of the past three fiscal years SBAM has received the following amounts as management fees and has reimbursed the Funds for expenses in the following amounts:

                                                                                      EXPENSES
                                                             GROSS FEES    WAIVER    REIMBURSED
                                                             ----------    ------    ----------
ALL CAP VALUE FUND GROWTH FUND
Year Ended December 31, 2001*..............................  $   16,612   $ 16,612    $  7,932
Year Ended December 31, 2002...............................      69,367     69,367     125,306

BALANCED FUND
Year Ended December 31, 2000...............................     704,205    292,995           0
Year Ended December 31, 2001...............................     598,981     98,004     129,931
Year Ended December 31, 2002...............................     538,083    283,811           0

CALIFORNIA TAX FREE BOND FUND
Year Ended December 31, 2000(1)............................     122,999    122,999     129,725
Year Ended December 31, 2001(2)............................      92,442     92,442     209,491
Year Ended December 31, 2002(3)............................      76,814     76,814     116,712

CAPITAL FUND
Year Ended December 31, 2000...............................   3,420,168          0           0
Year Ended December 31, 2001...............................   5,934,539          0           0
Year Ended December 31, 2002...............................   7,283,660          0           0

CASH MANAGEMENT FUND
Year Ended December 31, 2000...............................      76,855     56,543           0
Year Ended December 31, 2001...............................      72,618     72,618      26,027
Year Ended December 31, 2002...............................      93,143     84,616       9,572

HIGH YIELD BOND FUND
Year Ended December 31, 2000...............................   3,643,850          0           0
Year Ended December 31, 2001...............................   3,254,518          0           0
Year Ended December 31, 2002...............................   3,522,531          0           0

                                                                                      EXPENSES
                                                             GROSS FEES    WAIVER    REIMBURSED
                                                             ----------    ------    ----------
INTERNATIONAL EQUITY FUND
Year Ended December 31, 2000...............................     184,596     70,825           0
Year Ended December 31, 2001...............................     175,218     26,706      31,944
Year Ended December 31, 2002...............................      84,059     84,059      40,068

INVESTORS VALUE FUND
Year Ended December 31, 2000...............................   5,061,228        N/A         N/A
Year Ended December 31, 2001...............................   6,236,619          0           0
Year Ended December 31, 2002...............................   5,761,706          0           0

LARGE CAP GROWTH FUND
Year Ended December 31, 2000...............................     101,993     57,133           0
Year Ended December 31, 2001...............................      77,114     57,573      17,357
Year Ended December 31, 2002...............................      56,623     56,623     113,143

MID CAP FUND
Year Ended December 31, 2001(4)............................      49,475     49,475      75,000
Year Ended December 31, 2002(5)............................     149,023     94,313           0

NATIONAL TAX FREE BOND FUND
Year Ended December 31, 2000(1)............................     649,280    464,208           0
Year Ended December 31, 2001(6)............................     456,611    361,667     117,550
Year Ended December 31, 2002(7)............................     310,846    262,047           0

NEW YORK TAX FREE BOND FUND
Year Ended December 31, 2000(1)............................   1,456,490    713,048           0
Year Ended December 31, 2001(8)............................   1,084,367    638,912           0
Year Ended December 31, 2002(9)............................     671,797    262,082           0

NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 2000...............................     309,100          0           0
Year Ended December 31, 2001...............................     253,155          0           0
Year Ended December 31, 2002...............................     226,478          0           0

SMALL CAP GROWTH FUND
Year Ended December 31, 2000...............................   2,776,444          0           0
Year Ended December 31, 2001...............................   2,327,708          0           0
Year Ended December 31, 2002...............................   1,911,814    762,003           0

STRATEGIC BOND FUND
Year Ended December 31, 2000...............................     795,764    153,333           0
Year Ended December 31, 2001...............................     833,435     33,373      20,332
Year Ended December 31, 2002...............................   1,085,716          0           0

U.S. GOVERNMENT FUND
Year Ended December 31, 2000...............................     159,390    159,390      42,247
Year Ended December 31, 2001...............................     217,418    159,648      23,160
Year Ended December 31, 2002...............................     602,166    477,752           0

---------

 * For the period from October 15, 2001, commencement of operations, through December 31, 2001.

(1) For the fiscal year ended December 31, 2000, fees were paid by the Fund to Citibank, CFM's predecessor, under a prior management agreement.

(2) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the California Tax Free Bond Fund under a prior management agreement. Gross fees payable to Citibank for this period were $25,617, all of which were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable by the Fund to CFM for this period were $66,825, all of which were voluntarily waived.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(3) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the California Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $25,656, all of which were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SBAM for this period were $51,158, all of which were voluntarily waived.

(4) Fees were paid for the period from October 15, 2001, commencement of operations, through December 31, 2001 to CFM, the Mid Cap Fund's prior investment manager.

(5) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the Mid Cap Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $56,380, of which $48,863 were paid to CFM and $7,517 were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SBAM for this period were $92,643, of which $5,847 were paid to SBAM and $86,796 were voluntarily waived.

(6) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the National Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to Citibank for this period were $130,506, of which $13,749 were paid to Citibank and $116, 757 were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable to CFM for this period were $326,105, of which $81,185 were paid to CFM and $244,920 were voluntarily waived.

(7) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the National Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $108,482, all of which were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SBAM for this period were $202,364, of which $48,799 were paid to SBAM and $153,565 were voluntarily waived.

(8) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the New York Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to Citibank for this period were $312,885, of which $147,708 were paid to Citibank and $165,177 were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable by the Fund to CFM for this period were $771,482, of which $297,747 were paid to CFM and $473,735 were voluntarily waived.

(9) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the New York Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $228,632, of which $129,806 were paid to CFM and $98,826 were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SBAM for this period were $443,165, of which $279,909 were paid to SBAM and $163,256 were voluntarily waived.

The Management Agreement for each of the Funds has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually (a) by the Fund's Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Fund's Board with such disinterested Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares (as defined in the 1940 Act). In approving the continuation of each Fund's Management Agreement, the Fund's Board, including the disinterested Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Investment Manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the Investment Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Investment Manager with respect to the Fund. The Board of each Fund also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the Investment Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Investment Manager, as well as research services received by the Investment Manager from brokers-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, each Fund's Board concluded that the continuation of the Fund's Management Agreement was in the best interests of the Fund and its shareholders. The disinterested Directors were advised by separate independent legal counsel throughout the process. The Fund or the Investment Manager may terminate the Management Agreement on sixty days' written notice without penalty. Each Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Agreement.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of each Fund has adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, Directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, each Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the Investment Manager and if applicable, any sub-adviser to the Fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

ADMINISTRATOR

Smith Barney Fund Management LLC ('SBFM'), an affiliate of SBAM, located at 125 Broad Street, New York, NY 10004 acts as administrator for each of the Series Funds. Until January 23, 2003, SBAM acted as administrator for each of the Series Funds. SBAM acts as administrator of the Capital Fund and the Investors Value Fund. The administration fee for each of the Series Funds is payable monthly and is calculated at an annual rate of 0.05% of the Fund's average daily net assets. Each of the Capital Fund, the California Tax Free Bond Fund, the Investors Value Fund, the Mid Cap Fund, the National Tax Bond Fund, and the New York Tax Free Bond Fund pays SBAM a management fee as described above and does not pay SBAM an additional fee to act as the Fund administrator. Prior to January 1, 1999, the administrative services provided by SBFM and SBAM to each Fund other than the Tax Free Funds were provided by Investors Bank and Trust Company ('IBT'). For the last three fiscal years the Series Funds have paid the following amounts as administration fees:

                                                              ADMINISTRATION
                                                                 FEE PAID
                                                                 --------
ALL CAP VALUE FUND
Year Ended December* 31, 2001...............................     $  1,108
Year Ended December 31, 2002................................        4,624

BALANCED FUND
Year Ended December 31, 2000................................       64,019
Year Ended December 31, 2001................................       54,453
Year Ended December 31, 2002................................       48,916

CASH MANAGEMENT FUND
Year Ended December 31, 2000................................       19,214
Year Ended December 31, 2001................................       18,154
Year Ended December 31, 2002................................       23,286

HIGH YIELD BOND FUND
Year Ended December 31, 2000................................      242,924
Year Ended December 31, 2001................................      216,968
Year Ended December 31, 2002................................      234,835

INTERNATIONAL EQUITY
Year Ended December 31, 2000................................       10,255
Year Ended December 31, 2001................................        9,734
Year Ended December 31, 2002................................        4,670

LARGE CAP GROWTH FUND
Year Ended December 31, 2000................................        6,800
Year Ended December 31, 2001................................        5,141
Year Ended December 31, 2002................................        3,775

NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 2000................................       77,275
Year Ended December 31, 2001................................       63,289
Year Ended December 31, 2002................................       56,620

SMALL CAP GROWTH FUND
Year Ended December 31, 2000................................      173,528
Year Ended December 31, 2001................................      145,482
Year Ended December 31, 2002................................      136,558

STRATEGIC BOND FUND
Year Ended December 31, 2000................................       53,051
Year Ended December 31, 2001................................       55,562
Year Ended December 31, 2002................................       72,381

U.S. GOVERNMENT FUND
Year Ended December 31, 2000................................       13,238
Year Ended December 31, 2001................................       18,118
Year Ended December 31, 2002................................       50,181

---------

* For the period from October 15, 2001, commencement of operations, through December 31, 2001.

DISTRIBUTOR

Citigroup Global Markets Inc. ('Citigroup Global Markets') (formerly Salomon Smith Barney Inc.), located at 388 Greenwich Street, New York, New York 10013, serves as each Fund's distributor pursuant to a distribution agreement (each a 'Distribution Agreement').

Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund), has adopted a services and distribution plan with respect to each class of shares (other than Class O and Class Y) of each Fund pursuant to the Rule (the 'Plan'). The Board of each Fund has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

DISTRIBUTION FEES

Each class (other then Class O and Class Y) of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) is authorized, pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan' and the 'Class 2 Plan' as applicable and collectively, the 'Plans') adopted pursuant to the Rule to pay Citigroup Global Markets an annual service fee with respect to the Class A, Class B and Class 2 shares of the applicable Fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

With respect to Class B shares of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund), Citigroup Global Markets is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the respective class.

With respect to the Class 2 shares of the California Tax Free Bond Fund, High Yield Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Strategic Bond Fund, and U.S. Government Fund (the 'Bond Funds'), Salomon Smith Barney is also paid an annual distribution fee at the rate of 0.50% of the value of the average daily net assets of the Class 2 shares of the Fund. With respect to Class 2 shares of the All Cap Value Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund and Small Cap Growth Fund (the 'Equity Funds'), Citigroup Global Markets is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the Class 2 shares of the Fund.

The service fees are used for servicing shareholder accounts, including payments by Citigroup Global Markets to selected securities dealers. The distribution fees are paid to Citigroup Global Markets to compensate for activities primarily intended to result in the sale of Class B and Class 2 shares.

The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for Citigroup Global Markets' initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, Citigroup Global Markets may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a 'trail fee') with respect to accounts that dealers continue to service.

With respect to Class B shares, Citigroup Global Markets will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of .25% which will begin to accrue immediately after settlement. With respect to Class 2 shares of the Bond Funds, Citigroup Global Markets will pay broker-dealers at the time of sale a commission of 0.75% of the purchase amount and a quarterly trail fee at an annual rate of .75% which will begin to accrue one year after settlement. With respect to Class 2 shares of the Equity Funds, Citigroup Global Markets will pay broker-dealers at the time of sale a commission of 2.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement.

Sales personnel of broker/dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by Citigroup Global Markets and dealers in connection with the sale of shares will be paid, in the case of Class A and Class 2 shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class 2 shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Class B shares.

The Plans provide that Citigroup Global Markets may make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, Citigroup Global Markets may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Citigroup Global Markets under the Plans and payments by Citigroup Global Markets to selected securities dealers are payable without regard to actual expenses incurred.

Citigroup Global Markets may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, Citigroup Global Markets may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by Citigroup Global Markets, any applicable Plan payments or Citigroup Global Markets' other resources. Other than Plan payments, the Funds do not bear distribution expenses.

A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Fund's Board for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of any Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Fund's Board and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be.

For the year ended December 31, 2002, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:

                                            AMOUNTS      AMOUNTS PAID    COMPENSATION        AMOUNT
                                            PAID TO      TO SELECTED       TO SALES         SPENT ON
                                          UNDERWRITERS     DEALERS         PERSONNEL      ADVERTISING
                                          ------------     -------         ---------      -----------
ALL CAP VALUE FUND
Class A.................................   $      129     $   46,903       $111,461           $  1
Class B.................................   $      920     $    9,659       $ 51,845           $ 69
Class 2.................................   $      178     $    3,836       $     13           $  0

BALANCED FUND
Class A.................................   $   67,057     $   79,477       $ 31,951           $ 21
Class B.................................   $  529,877     $  701,635       $107,460           $ 56
Class 2.................................   $  167,954     $  239,779       $168,333           $100

CALIFORNIA TAX FREE BOND FUND
Class A.................................   $   38,113     $   48,479       $  8,488           $  5
Class B.................................   $    1,076     $      246       $      2           $  0
Class 2.................................   $       59     $    7,799       $  6,416           $  4

CAPITAL FUND
Class A.................................   $  656,004     $  684,538       $181,505           $ 82
Class B.................................   $3,491,353     $3,477,130       $601,947           $277
Class 2.................................   $3,999,542     $4,593,156       $756,243           $383

HIGH YIELD BOND FUND
Class A.................................   $  323,119     $  393,146       $271,861           $104
Class B.................................   $2,052,664     $3,195,485       $244,166           $103
Class 2.................................   $  740,526     $  832,120       $301,466           $151

                                                                                      DISTRIBUTION FEES
                                                          AMOUNT                          PAID FOR
                                                         SPENT ON        AMOUNT          THE FISCAL
                                                       PRINTING AND     SPENT ON         YEAR ENDED
                                                        MAILING OF    MISCELLANEOUS      DECEMBER 31,
                                                        PROSPECTUS      EXPENSES            2002
                                                        ----------      --------            ----
ALL CAP VALUE FUND
Class A..............................................    $23,580        $ 61,515         $  243,460
Class B..............................................    $ 2,008        $ 39,809         $  103,390
Class 2..............................................    $     3        $      7         $    3,859

BALANCED FUND
Class A..............................................    $ 4,276        $ 14,808         $  135,605
Class B..............................................    $16,128        $ 47,432         $  889,197
Class 2..............................................    $23,459        $ 79,882         $  539,520

CALIFORNIA TAX FREE BOND FUND
Class A..............................................    $ 1,330        $  5,555         $   63,857
Class B..............................................    $     0        $      0         $      248
Class 2..............................................    $ 1,007        $  4,206         $   19,432

CAPITAL FUND
Class A..............................................    $15,301        $ 74,877         $  956,303
Class B..............................................    $59,390        $276,558         $4,415,302
Class 2..............................................    $97,948        $424,654         $5,872,384

HIGH YIELD BOND FUND
Class A..............................................    $28,993        $116,526         $  810,630
Class B..............................................    $27,913        $119,786         $3,587,453
Class 2..............................................    $39,769        $170,145         $1,343,651

                                            AMOUNTS      AMOUNTS PAID    COMPENSATION        AMOUNT
                                            PAID TO      TO SELECTED       TO SALES         SPENT ON
                                          UNDERWRITERS     DEALERS         PERSONNEL      ADVERTISING
                                          ------------     -------         ---------      -----------
INTERNATIONAL EQUITY FUND
Class A.................................    $ 12,582       $ 91,550        $194,905           $ 95
Class B.................................    $ 23,154       $ 35,179        $  4,248           $  4
Class 2.................................    $ 19,123       $ 33,906        $ 28,402           $ 27

INVESTORS VALUE FUND
Class A.................................    $458,433       $454,064        $109,568           $ 34
Class B.................................    $702,963       $703,739        $152,358           $105
Class 2.................................    $612,813       $814,141        $365,795           $162

LARGE CAP GROWTH FUND
Class A.................................    $  3,016       $  8,478        $ 12,731           $ 13
Class B.................................    $ 33,383       $ 37,431        $ 35,519           $ 20
Class 2.................................    $ 29,837       $100,982        $163,769           $ 92

MID CAP FUND
Class A.................................    $    256       $  8,953        $  7,217           $  4
Class B.................................    $    529       $  5,106        $  4,237           $  2
Class 2.................................    $    168       $  4,913        $  4,016           $  2

NATIONAL TAX FREE BOND FUND
Class A.................................    $139,803       $164,442        $ 26,376           $ 12
Class B.................................    $ 44,920       $ 68,687        $  3,840           $  2
Class 2.................................    $ 11,615       $ 11,937        $  1,665           $  1

NEW YORK TAX FREE BOND FUND
Class A.................................    $335,658       $381,956        $ 41,315           $ 21
Class B.................................    $    484       $  4,904        $  1,495           $  1
Class 2.................................    $     74       $     66        $      0           $  0

SMALL CAP GROWTH FUND
Class A.................................    $439,121       $489,147        $134,672           $ 78
Class B.................................    $629,553       $451,618        $133,157           $ 68
Class 2.................................    $338,401       $440,337        $249,937           $144

STRATEGIC BOND FUND
Class A.................................    $ 58,489       $ 73,220        $ 52,723           $ 27
Class B.................................    $800,827       $933,064        $223,150           $ 92
Class 2.................................    $305,347       $360,766        $142,713           $ 74

U.S. GOVERNMENT FUND
Class A.................................    $ 90,735       $148,985        $193,603           $ 65
Class B.................................    $325,685       $262,435        $122,521           $ 56
Class 2.................................    $222,082       $227,500        $ 58,399           $ 37

                                                                                      DISTRIBUTION FEES
                                                          AMOUNT                          PAID FOR
                                                         SPENT ON        AMOUNT          THE FISCAL
                                                       PRINTING AND     SPENT ON         YEAR ENDED
                                                        MAILING OF    MISCELLANEOUS      DECEMBER 31,
                                                        PROSPECTUS      EXPENSES            2002
                                                        ----------      --------            ----
INTERNATIONAL EQUITY FUND
Class A................................................   $27,214       $113,883         $  427,647
Class B................................................   $   509       $  2,742         $   42,682
Class 2................................................   $ 3,285       $ 19,082         $   84,702

INVESTORS VALUE FUND
Class A................................................   $ 4,752       $ 27,163         $  595,581
Class B................................................   $17,456       $ 92,101         $  965,759
Class 2................................................   $54,765       $213,172         $1,448,035

                                                                                            TOTAL
                                                           AMOUNT                     DISTRIBUTION FEES
                                                          SPENT ON                        PAID FOR
                                                          PRINTING       AMOUNT          THE FISCAL
                                                            AND         SPENT ON         YEAR ENDED
                                                         MAILING OF   MISCELLANEOUS     DECEMBER 31,
                                                         PROSPECTUS     EXPENSES            2002
                                                         ----------     --------            ----
LARGE CAP GROWTH FUND
Class A................................................   $ 1,254       $  8,878         $   31,354
Class B................................................   $ 5,440       $ 22,452         $  102,922
Class 2................................................   $24,106       $103,582         $  392,531

MID CAP FUND
Class A................................................   $ 1,127       $  4,704         $   22,035
Class B................................................   $   640       $  2,675         $   12,660
Class 2................................................   $   630       $  2,751         $   12,312

NATIONAL TAX FREE BOND FUND
Class A................................................   $ 3,164       $ 13,214         $  207,208
Class B................................................   $   416       $  1,735         $   74,680
Class 2................................................   $   219       $    916         $   14,738

NEW YORK TAX FREE BOND FUND
Class A................................................   $ 5,910       $ 24,682         $  453,884
Class B................................................   $   196       $    819         $    7,415
Class 2................................................   $     0       $      0         $       66

SMALL CAP GROWTH FUND
Class A................................................   $15,662       $ 74,512         $  712,071
Class B................................................   $17,759       $ 76,567         $  679,169
Class 2................................................   $34,381       $152,991         $  877,790

STRATEGIC BOND FUND
Class A................................................   $ 6,392       $ 26,401         $  158,763
Class B................................................   $27,200       $110,733         $1,294,239
Class 2................................................   $19,196       $ 83,860         $  608,609

U.S. GOVERNMENT FUND
Class A................................................   $25,780       $ 95,361         $  463,794
Class B................................................   $15,086       $ 62,778         $  462,876
Class 2................................................   $ 5,799       $ 33,223         $  324,958

    Listed below are the distribution fees paid by Class A, Class B and Class 2 shares of each Fund to the distributor for the fiscal years ended December 31, 2000 and 2001.

                                                               DISTRIBUTION FEES     DISTRIBUTION FEES
                                                              PAID FOR THE FISCAL   PAID FOR THE FISCAL
                                                                  YEAR ENDED            YEAR ENDED
                                                                 DECEMBER 31,          DECEMBER 31,
                                                                     2001                  2000
                                                                     ----                  ----
BALANCED FUND
Class A.....................................................         148,127               227,348
Class B.....................................................         839,308             1,202,278
Class 2.....................................................         495,005               485,992

CALIFORNIA TAX FREE BOND FUND
Class A.....................................................          46,095               208,580
Class B.....................................................             111                67,546
Class 2.....................................................               0                     0

CAPITAL FUND
Class A.....................................................       1,301,706               570,264
Class B.....................................................       3,217,171             1,889,726
Class 2.....................................................       3,497,439             1,343,563

HIGH YIELD BOND FUND
Class A.....................................................       1,177,287             1,411,040
Class B.....................................................       3,755,193             4,273,737
Class 2.....................................................         984,246             1,004,827

INTERNATIONAL EQUITY FUND
Class A.....................................................         232,042               226,232
Class B.....................................................         128,562               212,717
Class 2.....................................................         177,938               266,417

INVESTORS VALUE FUND
Class A.....................................................         402,923               269,891
Class B.....................................................         884,732               962,992
Class 2.....................................................       1,067,560               651,782

LARGE CAP GROWTH FUND
Class A.....................................................          20,368               153,865
Class B.....................................................          85,039               158,118
Class 2.....................................................         354,116               270,156

MID CAP FUND
Class A.....................................................               4                   N/A
Class B.....................................................               1                   N/A
Class 2.....................................................               0                   N/A

NATIONAL TAX FREE BOND FUND
Class A.....................................................         164,216               208,580
Class B.....................................................           5,131                23,539
Class 2.....................................................           1,609                     0

NEW YORK TAX FREE BOND FUND
Class A.....................................................         392,064               472,109
Class B.....................................................              24                40,164
Class 2.....................................................               0                     0

SMALL CAP GROWTH FUND
Class A.....................................................         748,046             1,133,893
Class B.....................................................         672,314             1,265,399
Class 2.....................................................         595,321               405,193

STRATEGIC BOND FUND
Class A.....................................................         274,643               221,255
Class B.....................................................       1,029,594             1,263,748
Class 2.....................................................         410,158               293,186

U.S. GOVERNMENT FUND
Class A.....................................................         479,600               315,839
Class B.....................................................         273,635               306,355
Class 2.....................................................         210,441               108,560

EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of such Fund's Directors and officers who are not Directors, officers or employees of the Fund's service contractors, commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Investment Manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Investment Manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the Investment Manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available. The purchase by a Fund of Participations or Assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation Agreement.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Investment Manager may select brokers who charge a commission in excess of that charged by other brokers, if the Investment Manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Investment Manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Investment Manager may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the Investment Manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Investment Manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Investment Manager by brokers who effect securities transactions for a Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing a Fund. Not all of these research services are used by the Investment Manager in managing any particular account, including the Funds. For the fiscal year ended December 31, 2002, each of the funds indicated below directed brokerage transactions and commissions paid for research-related services as follows:

                                                                                TOTAL DOLLAR AMOUNT OF
                                                 TOTAL DOLLAR AMOUNT OF         BROKERAGE COMMISSIONS
                                                 BROKERAGE TRANSACTIONS          PAID ON TRANSACTIONS
                    FUND                      RELATED TO RESEARCH SERVICES   RELATED TO RESEARCH SERVICES
                    ----                      ----------------------------   ----------------------------
All Cap Value Fund..........................          $  8,572,086                     $ 22,267
Balanced Fund...............................          $  2,981,237                     $  4,549
California Tax Free Bond Fund...............          $          0                     $      0
Capital Fund................................          $172,953,282                     $587,981
Cash Management Fund........................          $          0                     $      0
High Yield Bond Fund........................          $          0                     $      0
International Equity Fund...................          $          0                     $      0
Investors Value Fund........................          $185,790,587                     $644,566
Large Cap Growth Fund.......................          $          0                     $      0
Mid Cap Fund................................          $          0                     $      0
National Tax Free Bond Fund.................          $          0                     $      0
New York Municipal Market Fund..............          $          0                     $      0
New York Tax Free Bond Fund.................          $          0                     $      0
Small Cap Growth Fund.......................          $ 16,477,702                     $ 61,993
Strategic Bond Fund.........................          $          0                     $      0
U.S. Government Fund........................          $          0                     $      0

    Under the 1940 Act, 'affiliated persons' of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the Investment Manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

    Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. Each Fund's Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. For the fiscal years ended December 31, 2000, 2001 and 2002, the Funds paid aggregate brokerage commissions and brokerage commissions to Citigroup Global Markets or any affiliate of the Fund, SBAM or Citigroup Global Markets as follows:

                                                                           AMOUNT OF BROKERAGE
                                                   AGGREGATE BROKER   COMMISSION PAID BY THE FUND TO
                      FUND                         COMMISSIONS PAID      CITIGROUP GLOBAL MARKETS
                      ----                         ----------------      ------------------------
ALL CAP VALUE FUND*
Year Ended December 31, 2002.....................     $   23,770                 $     85

BALANCED FUND
Year Ended December 31, 2000.....................         65,655                        0
Year Ended December 31, 2001.....................         72,793                        0
Year Ended December 31, 2002.....................         63,898                        0

CAPITAL FUND
Year Ended December 31, 2000.....................      1,571,749                   17,130
Year Ended December 31, 2001.....................      2,609,687                        0
Year Ended December 31, 2002.....................      6,931,339                  195,990

HIGH YIELD BOND FUND*
Year Ended December 31, 2002.....................          4,400                        0

                                                  (table continued on next page)

(table continued from previous page)

                                                                           AMOUNT OF BROKERAGE
                                                   AGGREGATE BROKER   COMMISSION PAID BY THE FUND TO
                      FUND                         COMMISSIONS PAID      CITIGROUP GLOBAL MARKETS
                      ----                         ----------------      ------------------------
INTERNATIONAL EQUITY FUND**
Year Ended December 31, 2001.....................         25,235                      125
Year Ended December 31, 2002.....................          9,924                        0

INVESTORS VALUE FUND
Year Ended December 31, 2000.....................      1,779,420                   26,332
Year Ended December 31, 2001.....................      1,556,603                   11,215
Year Ended December 31, 2002.....................      3,171,761                  166,796

LARGE CAP GROWTH FUND
Year Ended December 31, 2000.....................         20,745                      291
Year Ended December 31, 2001.....................         12,800                      188
Year Ended December 31, 2002.....................          7,952                       62

MID CAP FUND*
Year Ended December 31, 2002.....................         44,722                      915

SMALL CAP GROWTH FUND
Year Ended December 31, 2000.....................        587,213                        0
Year Ended December 31, 2001.....................        425,708                        0
Year Ended December 31, 2002.....................      1,102,820                        0

STRATEGIC BOND FUND***
Year Ended December 31, 2001.....................         20,100                        0

---------

* All Cap Fund, High Yield Bond Fund and Mid Cap Fund did not pay any brokerage commissions to Citigroup Global Markets'D' for the fiscal years ended
December 31, 2000 and 2001.

** International Equity Fund did not pay any brokerage commissions to Citigroup Global Markets'D' for the fiscal year ended December 31, 2000.

*** Strategic Bond Fund did not pay any brokerage commissions to Citigroup Global Markets'D' for the fiscal years ended December 31, 2000 and 2002.

'D' formerly known as Salomon Smith Barney Inc.

For the fiscal year ended December 31, 2002, the percentage of each Fund's aggregate brokerage commissions paid to Citigroup Global Markets and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through Citigroup Global Markets were as follows:

                                                  THE PERCENTAGE OF THE   THE PERCENTAGE OF THE FUND'S
                                                    FUND'S AGGREGATE       AGGREGATE DOLLAR AMOUNT OF
                                                        BROKERAGE          TRANSACTIONS INVOLVING THE
                                                       COMMISSIONS           PAYMENT OF COMMISSION
                                                         PAID TO                    EFFECTED
                                                    CITIGROUP GLOBAL        THROUGH CITIGROUP GLOBAL
                      FUND                              MARKETS*                    MARKETS*
                      ----                              --------                    --------
All Cap Value Fund..............................          0.36%                      0.47%
Balanced Fund...................................         00.00%                     00.00%
Capital Fund....................................          2.83%                      3.81%
High Yield Bond Fund............................          0.00%                      0.00%
International Equity Fund.......................          0.00%                      0.00%
Investors Value Fund............................          5.26%                      3.05%
Mid Cap Fund....................................          2.00%                      2.00%
Small Cap Growth Fund...........................          0.00%                      0.00%
Strategic Bond Fund.............................          0.00%                      0.00%

---------

* formerly known as Salomon Smith Barney Inc.

In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Investment Manager's other clients. Investment decisions for each Fund and for the Investment Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Investment Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

                                NET ASSET VALUE

The following is a description of the procedures used by each Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund and the New York Municipal Money Market Fund for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Portfolio securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the 'NOCP'). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. OTC securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures established by and under the supervision of the Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term obligations with maturities of 60 days or less are valued at amortized cost. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of each Fund for which market quotations are not readily available will be valued using fair value procedures established by and under the supervision of the Fund's Board. Factors that a Fund may consider in determining whether market quotations are readily available include the existence of a thin market, as well as the occurrence of a significant event that may affect the securities value following the close of a market.

As stated in the Prospectus, each of the Cash Management Fund and the New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board has established procedures reasonably designed, taking into account current market conditions and the investment objective of the Cash Management Fund and the New York Municipal Money Market Fund, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Fund's Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. The Board will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                        ADDITIONAL PURCHASE INFORMATION

TIMING OF PURCHASE ORDERS

Orders for the purchase of Fund shares (other than the Cash Management Fund and the New York Municipal Money Market Fund) received by selected dealers by the close of regular trading on the NYSE (currently 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to Citigroup Global Markets by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to the Funds transfer agent, through the facilities of the National Securities Clearing Corporation ('NSCC') by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund will be executed at the net asset value per share next determined after the order has become effective, i.e., payment has been received in or converted into federal funds. See 'Buying Shares and Exchanging Shares' in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Citigroup Global Markets or the transfer agent through the facilities of the NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See 'Buying Shares and Exchanging Shares' in the Prospectus for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

PAYMENT IN SECURITIES

In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, the Fund will only consider accepting securities to increase its holdings in a portfolio security, or if Management determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. A Fund will value accepted securities in the same manner as it values its portfolio securities in determining a Fund's share price. A Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while the Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from SBAM.

CLASS A SHARES

Volume Discounts. The schedule of sales charges on Class A shares described in each Prospectus relating to Class A shares applies to purchases made by any 'purchaser,' which is defined to include the following: (a) an individual;
(b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are 'affiliated persons' of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call
(800) 446-1013.

Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring Fund shares at a discount; and (c) satisfies uniform criteria which enables the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

Initial Sales Charge Waivers. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Class A shares, investors who, authorized by and as a result of a direct relationship with a Fund's portfolio manager, purchase shares directly from the Fund, will also have the initial sales charge waived when purchasing Class A shares.

Sales Charge Reallowance. Purchases of Class A shares of a Fund may be made at each Fund's respective net asset value per share plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of a Fund's Class A shares.

Right of Accumulation. Reduced sales charges, in accordance with the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. Each Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the transfer agent or eligible securities dealers.

                       ADDITIONAL REDEMPTION INFORMATION

If the Board of a Fund determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable. However, certain Funds (other than California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Income Bond and New York Tax Free Bond Fund) have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

                    ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

TAXATION OF A FUND

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a 'RIC') under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a RIC, a Fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its net investment income for such taxable year and its net tax-exempt interest income for such taxable year. However, each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from Municipal Obligations and to alternative minimum tax (currently at a maximum rate of 20%) on alternative minimum taxable income, which includes interest income on certain 'private activity' obligations that is otherwise exempt from tax. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income.

If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a RIC, or fail to satisfy the 90% distribution requirement, the Fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The yield of a Fund's investment in foreign securities or currencies will be reduced by these foreign taxes. Except as described below, shareholders will not be able to claim a foreign tax credit or deduction for these foreign taxes. The Funds intend to limit their investments in private foreign investment companies ('PFICs') as necessary to avoid such a tax.

Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See 'Additional Investment Activities and Risk Factors -- Derivatives.' Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. The same may be true of investments in PFICs to the extent a Fund elects to mark such investments to market. Each Fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in PIK bonds or in obligations, such as certain Brady Bonds or zero coupon securities, having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If a Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts. If a Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' (a 'QEF') under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

TAXATION OF U.S. SHAREHOLDERS

The Prospectus describes each Fund's policy with respect to distribution of net investment income and any capital gain. Shareholders (except in the case of the Cash Management Fund or New York Municipal Money Market Fund) should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those shareholders purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

All dividends and distributions to shareholders of a Fund of investment company taxable income and net capital gain will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of investment company taxable income, which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. A portion of such dividends may qualify for the dividends received deduction available to corporations, however, and certain Funds may qualify to pay exempt-interest dividends as explained below.

Distributions of net capital gain designated by a Fund as 'capital gain dividends' will be taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. Such distributions will not be eligible for the dividends received deduction. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals is 20% (or 18% for capital assets that have been held for more than five years, and for which the holding periods began after December 31, 2000). The maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gain, which currently is taxed at the same rates as ordinary income) is currently 38.6% (and will be 37.6% for 2004 and 2005). With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%.

Distributions, if any, in excess of a Fund's current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Investors (except in the case of the Cash Management Fund or New York Municipal Money Market Fund) should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable as described above even though the net asset value of shares of a Fund is reduced by the distribution.

The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, transactions in shares of the Cash Management Fund or New York Municipal Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another Fund in which such a charge is applied. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares (i) shall be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and (ii) to the extent not disallowed, shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. A loss realized on a sale, exchange or other disposition of shares generally will be disallowed if other substantially identical shares of the Fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the original shares are disposed of, such as pursuant to reinvestment of dividends in Fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service ('IRS') a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund on December 31 of the year in which the dividend is declared.

Each Fund may be required to withhold federal income tax ('backup withholding') from dividends (other than exempt-interest dividends) and, except in the case of the Cash Management Fund or New York Municipal Money Market Fund, redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number),
(ii) the IRS or a broker notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's federal income tax liability.

It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Cash Management Fund, U.S. Government Fund, New York Municipal Money Market Fund, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund) will qualify for the federal dividends received deduction generally available to corporations, but only to the extent of qualifying dividends received by the Fund from domestic corporations. The dividends received deduction for corporate shareholders may be disallowed or reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be 'debt-financed' (generally, acquired with borrowed funds), (2) held by a Fund for 45 days or less (90 days or less in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.

A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for

United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

The International Equity Fund expects to qualify for and make this election. For any year that a Fund makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country's government and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.

TAXATION OF FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ('foreign shareholder'), depends on whether the income from a Fund is 'effectively connected' with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, exempt-interest dividends, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of non-corporate foreign shareholders, a Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

THE CALIFORNIA TAX FREE BOND FUND, NATIONAL TAX FREE BOND FUND, NEW YORK MUNICIPAL MONEY MARKET FUND AND NEW YORK TAX FREE BOND FUND

The California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund each intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in Section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions. Likewise, dividends from the California Tax Free Bond Fund will not be subject to California State personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of California and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from California State personal income taxes). Dividends from the California Tax Free Bond Fund, however, are not excluded in determining California State franchise taxes on corporations and financial institutions.

Gain from a sale or redemption of shares of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund that are held as capital assets will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of these Funds, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

All or a portion of the gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 that is attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund.

Because each of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund will primarily invest in Municipal Obligations, dividends from these Funds will generally be exempt from regular federal income tax in the hands of shareholders. Even so, each of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues. Income from such securities may not qualify to be distributed as part of an exemption-interest dividend. A portion of each Fund's exemption-interest dividends may be subject to the alternative minimum tax. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund or New York Tax Free Bond Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the IRS on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ('adjusted current earnings,' referred to as 'ACE') exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all exempt-interest dividends paid by the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund, is included in calculating ACE.

Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund or New York Tax Free Bond Fund.

Shares of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts ('IRAs'), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

In addition, investment in the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund may not be appropriate for entities that are 'substantial users' of facilities financed by private activity bonds or 'related persons' thereof. A 'substantial user' is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and
(a) for whom such facility, or part thereof, is specifically constructed, reconstructed or acquired, (b) whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities or (c) who occupies more than 5% of the entire usable area of such facilities. 'Related persons' include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of 'substantial user' and 'related person.' For additional information, investors should consult their tax advisers before investing in the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund or New York Tax Free Bond Fund.

All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund or New York Tax Free Bond Fund. The Code may also require individual shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

STATE AND LOCAL TAX MATTERS

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and localities vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                        PERFORMANCE INFORMATION AND DATA

From time to time, a Fund may advertise its standardized or nonstandardized total return or aggregate total return, distribution rate, yield and tax-equivalent yield over various periods of time in advertisements, reports and other types of sales literature. In addition money market funds, such as Cash Management Fund and New York Municipal Money, may advertise their effective yield and tax-equivalent effective yield. These performance calculations are computed separately for each class of shares of a Fund. In addition, performance of class shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Cash Management Fund and the New York Municipal Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

TOTAL RETURN

Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same class. Total return figures for the Funds' Class A shares and Class 2 Shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) include the maximum initial sales charge and for Class B and Class 2 shares include any applicable deferred sales charge during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of a Fund's shares.

'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum sales charge for the Class A shares or Class 2 shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) or any applicable deferred sales charge for Class B and Class 2 shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

AVERAGE ANNUAL TOTAL RETURNS

Average Annual Total Returns will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as from the date of inception. When considering average annual return figures, it is important to note that the annual return for any one year period might have been greater or less than the average for the entire period.

A Fund's average annual total return figures, as described and shown in the Prospectus, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

         P(1+T)'pp'n = ERV
Where:   P   = a hypothetical initial payment of $1,000
         T   = average annual total return
         n   = number of years
         ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The following tables set forth the average annual total returns for each class of shares of each Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2002. The calculations below adjust for the different front end and deferred sales charges currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.

               AVERAGE ANNUAL TOTAL RETURN -- ALL CAP VALUE FUND

                                                           SINCE
CLASS OF SHARES                              1-YEAR      INCEPTION      INCEPTION DATE
---------------                              ------      ---------      --------------
Class A....................................    N/A        (32.07)%     January 25, 2002
Class B....................................  (33.67)%     (26.06)%     November 8, 2001
Class 2....................................    N/A        (29.28)%     January 17, 2002
Class O....................................  (29.48)%     (19.55)%     October 15, 2001

                  AVERAGE ANNUAL TOTAL RETURN -- BALANCED FUND

                                                            SINCE
CLASS OF SHARES                     1-YEAR     5-YEAR     INCEPTION       INCEPTION DATE
---------------                     ------     ------     ---------       --------------
Class A...........................  (8.90)%      1.74%      6.99%       September 11, 1995
Class B...........................  (8.65)%      1.86%      7.05%       September 11, 1995
Class 2...........................  (5.85)%      1.97%      6.91%       September 11, 1995
Class O...........................  (3.06)%      3.18%      8.18%       September 11, 1995

        AVERAGE ANNUAL TOTAL RETURN -- CALIFORNIA TAX FREE BOND FUND(1)

                                                            SINCE
CLASS OF SHARES                                1-YEAR     INCEPTION      INCEPTION DATE
---------------                                ------     ---------      --------------
Class A...................................       4.13%      4.63%       November 2, 1998
Class B...................................       2.66%      0.88%       October 5, 2001
Class 2...................................        N/A        N/A        September 9, 2002
Class O...................................        N/A        N/A        October 8, 2002

                  AVERAGE ANNUAL TOTAL RETURN -- CAPITAL FUND

                                                              SINCE
CLASS OF SHARES          1-YEAR      5-YEAR     10-YEAR     INCEPTION      INCEPTION DATE
---------------          ------      ------     -------     ---------      --------------
Class A................  (28.97)%     5.50%        N/A         9.80%      November 1, 1996
Class B................  (28.97)%     5.64%        N/A        10.03%      November 1, 1996
Class 2................  (26.76)%     5.69%        N/A         9.84%      November 1, 1996
Class O................  (24.26)%     7.08%      12.43%       16.16%      December 17, 1976
Class Y................  (24.27)%      N/A         N/A       (15.78)%     January 31, 2001

              AVERAGE ANNUAL TOTAL RETURN -- CASH MANAGEMENT FUND

                                                                   SINCE
CLASS OF SHARES                1-YEAR     5-YEAR     10-YEAR     INCEPTION    INCEPTION DATE
---------------                ------     ------     -------     ---------    --------------
Class A......................  1.30%      4.16%        N/A        4.50%      February 1, 1995
Class B......................  1.30%      4.16%        N/A        4.48%      February 1, 1995
Class 2......................  1.30%      4.16%        N/A        4.48%      February 1, 1995
Class O......................  1.30%      4.16%      4.33%        4.41%      October 2, 1990

              AVERAGE ANNUAL TOTAL RETURN -- HIGH YIELD BOND FUND

                                                              SINCE
CLASS OF SHARES                       1-YEAR     5-YEAR     INCEPTION      INCEPTION DATE
---------------                       ------     ------     ---------      --------------
Class A.............................   1.69%      0.32%       6.43%       February 22, 1995
Class B.............................   0.95%      0.25%       6.27%       February 22, 1995
Class 2.............................   4.97%      0.68%       6.38%       February 22, 1995
Class O.............................   6.89%      1.54%       7.34%       February 22, 1995
Class Y.............................

            AVERAGE ANNUAL TOTAL RETURN -- INTERNATIONAL EQUITY FUND

                                                            SINCE
CLASS OF SHARES                               1-YEAR      INCEPTION      INCEPTION DATE
---------------                               ------      ---------      --------------
Class A.....................................  (31.45)%     (18.79)%     October 25, 1999
Class B.....................................  (31.39)%     (18.45)%     October 25, 1999
Class 2.....................................  (29.17)%     (18.19)%     October 25, 1999
Class O.....................................  (27.06)%     (17.65)%     October 25, 1999

              AVERAGE ANNUAL TOTAL RETURN -- INVESTORS VALUE FUND

                                                              SINCE
CLASS OF SHARES          1-YEAR      5-YEAR     10-YEAR     INCEPTION      INCEPTION DATE
---------------          ------      ------     -------     ---------      --------------
Class A................  (26.27)%     0.78%        N/A        11.07%      January 3, 1995
Class B................  (26.38)%     0.88%        N/A        11.01%      January 3, 1995
Class 2................  (24.01)%     1.01%        N/A        10.91%      January 3, 1995
Class O................  (21.57)%     2.24%      11.00%       11.33%      December 31, 1988
Class Y................  (21.56)%      N/A         N/A        16.44%      July 16, 2001

              AVERAGE ANNUAL TOTAL RETURN -- LARGE CAP GROWTH FUND

                                                            SINCE
CLASS OF SHARES                               1-YEAR      INCEPTION      INCEPTION DATE
---------------                               ------      ---------      --------------
Class A.....................................  (29.70)%     (15.77)%     October 25, 1999
Class B.....................................  (29.78)%     (15.39)%     October 25, 1999
Class 2.....................................  (27.50)%     (15.07)%     October 25, 1999
Class O.....................................  (25.34)%     (14.33)%     October 26, 1999

                 AVERAGE ANNUAL TOTAL RETURN -- MID CAP FUND(2)

CLASS OF SHARES                    1-YEAR      5-YEAR      10-YEAR      INCEPTION DATE
---------------                    ------      ------      -------      --------------
Class A..........................  (24.58)%       5.46%    10.91%      November 30, 2001
Class B..........................  (24.44)%       5.65%    10.77%      December 18, 2001
Class 2..........................  (22.26)%       5.54%    10.54%      May 7, 2002
Class O..........................  (19.72)%       7.16%    12.04%      May 7, 2002

         AVERAGE ANNUAL TOTAL RETURN -- NATIONAL TAX FREE BOND FUND(1)

                                                             SINCE
CLASS OF SHARES                      1-YEAR     5-YEAR     INCEPTION      INCEPTION DATE
---------------                      ------     ------     ---------      --------------
Class A............................   6.00%      5.38%       6.65%       August 17, 1995
Class B............................   4.59%       N/A        2.70%       October 12, 2001
Class 2............................   8.96%       N/A        6.84%       November 19, 2001
Class O............................  10.69%       N/A        7.56%       November 19, 2001

      AVERAGE ANNUAL TOTAL RETURN -- NEW YORK MUNICIPAL MONEY MARKET FUND

                                                               SINCE
CLASS OF SHARES            1-YEAR     5-YEAR     10-YEAR     INCEPTION      INCEPTION DATE
---------------            ------     ------     -------     ---------      --------------
Class A..................   1.20%      2.72%       N/A          2.86%      November 1, 1996
Class B(3)...............    N/A        N/A        N/A           N/A       November 1, 1996
Class 2..................   1.20%       N/A        N/A          1.24%      November 21, 2001
Class O..................   1.20%      2.72%      2.91%         3.13%      October 2, 1990

         AVERAGE ANNUAL TOTAL RETURN -- NEW YORK TAX FREE BOND FUND(1)

                                                               SINCE
CLASS OF SHARES            1-YEAR     5-YEAR     10-YEAR     INCEPTION       INCEPTION DATE
---------------            ------     ------     -------     ---------       --------------
Class A..................   5.84%      4.65%      5.65%         N/A        September 8, 1996
Class B..................   4.43%       N/A        N/A         3.02%       November 19, 2001
Class 2..................    N/A        N/A        N/A         2.30%       July 19, 2002
Class O..................  10.54%       N/A        N/A         7.02%       October 29, 2001

              AVERAGE ANNUAL TOTAL RETURN -- SMALL CAP GROWTH FUND

                                                                 SINCE
CLASS OF SHARES                                    1-YEAR      INCEPTION     INCEPTION DATE
---------------                                    ------      ---------     --------------
Class A..........................................  (36.75)%     4.71%        July 1, 1998
Class B..........................................  (36.88)%     4.88%        July 1, 1998
Class 2..........................................  (34.63)%     5.10%        July 1, 1998
Class O..........................................  (32.80)%     6.31%        July 1, 1998

               AVERAGE ANNUAL TOTAL RETURN -- STRATEGIC BOND FUND

                                                              SINCE
CLASS OF SHARES                       1-YEAR     5-YEAR     INCEPTION      INCEPTION DATE
---------------                       ------     ------     ---------      --------------
Class A.............................   4.93%      3.77%       7.64%       February 22, 1995
Class B.............................   4.12%      3.70%       7.47%       February 22, 1995
Class 2.............................   8.50%      4.19%       7.62%       February 22, 1995
Class O.............................  10.11%      5.03%       8.55%       February 22, 1995

              AVERAGE ANNUAL TOTAL RETURN -- U.S. GOVERNMENT FUND

                                                              SINCE
CLASS OF SHARES                       1-YEAR     5-YEAR     INCEPTION      INCEPTION DATE
---------------                       ------     ------     ---------      --------------
Class A.............................   6.39%      6.48%       6.79%       February 22, 1995
Class B.............................   2.78%      5.82%       6.27%       February 22, 1995
Class 2.............................   8.12%      6.39%       6.42%       February 22, 1995
Class O.............................   8.95%      7.26%       7.36%       February 22, 1995

---------

 ** Class Shares were not outstanding for the full calendar year.

(1) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. For periods prior to July 12, 2001, Class B, Class 2 and Class O share performance includes the performance of the respective Fund's Class A shares, adjusted to take into account the deduction of the initial sales charge and/or deferred sales charge applicable to the Class B and Class 2 shares, rather than the initial sales charge applicable to Class A shares, and adjusted to take into account the lack of sales charges for Class O shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, Class 2 and Class O shares are different than those of Class A shares, this blended Class B, Class 2 and Class O share performance is different than the performance of Class B, Class 2 and Class O shares would have been had those classes been offered for the entire period.

(2) Total returns for periods prior to class inception are based on the performance of other classes and for periods prior to September, 2001 are based on the performance of the Fund's predecessor, the Common Stock Fund, adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the Fund.

(3) Class B Shares of New York Municipal Money Market Fund have been fully redeemed as of November 2, 2001.

As described in the Prospectus, each of the Funds, except Investors Value Fund and Capital Fund, has been and still is subject to certain fee waivers and expense reimbursements. Absent such waiver and reimbursement, the returns shown above for such Funds would be lower. The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AGGREGATE TOTAL RETURN

The aggregate total return figures for each class of a Fund, as described herein, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV-P
                                                 -----
                                                   P

Where:    P = a hypothetical initial payment of $10,000.
        ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The following tables set forth the aggregate total return of each class of shares of the All Cap Value Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2002 and reflect the effects of the maximum applicable front end sales charges and any applicable deferred sales charges payable by an investor.

These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.

                  AGGREGATE TOTAL RETURN -- ALL CAP VALUE FUND

                                                           SINCE
CLASS OF SHARES                              1-YEAR      INCEPTION      INCEPTION DATE
---------------                              ------      ---------      --------------
Class A....................................    N/A        (30.25)%     January 25, 2002
Class B....................................  (33.67)%     (29.23)%     November 8, 2001
Class O....................................  (29.48)%     (23.16)%     October 15, 2001
Class 2....................................    N/A        (28.13)%     January 17, 2002

                    AGGREGATE TOTAL RETURN -- BALANCED FUND

                                                               SINCE
CLASS OF SHARES                       1-YEAR      5-YEAR     INCEPTION       INCEPTION DATE
---------------                       ------      ------     ---------       --------------
Class A...........................    (8.90)%      9.01%       63.77%      September 11, 1995
Class B...........................    (8.65)%      9.64%       64.48%      September 11, 1995
Class 2...........................    (5.85)%     10.25%       62.94%      September 11, 1995
Class O...........................    (3.06)%     16.96%       77.58%      September 11, 1995

           AGGREGATE TOTAL RETURN -- CALIFORNIA TAX FREE BOND FUND(1)

                                                            SINCE
CLASS OF SHARES                                1-YEAR     INCEPTION       INCEPTION DATE
---------------                                ------     ---------       --------------
Class A....................................     4.13%       20.75%      November 2, 1998
Class B....................................     2.66%        1.09%      October 5, 2001
Class 2....................................     N/A         N/A         September 9, 2002
Class O....................................     N/A         N/A         October 8, 2002

                     AGGREGATE TOTAL RETURN -- CAPITAL FUND

                                                              SINCE
CLASS OF SHARES          1-YEAR      5-YEAR     10-YEAR     INCEPTION      INCEPTION DATE
---------------          ------      ------     -------     ---------      --------------
Class A................  (28.97)%    30.69%      N/A           77.99%     November 1, 1996
Class B................  (28.97)%    31.58%      N/A           80.23%     November 1, 1996
Class 2................  (26.76)%    31.88%      N/A           78.35%     November 1, 1996
Class O................  (24.26)%    40.76%     222.75%     4,854.92%     December 17, 1976
Class Y................  (24.27)%     N/A        N/A           28.03%     January 31, 2001

                 AGGREGATE TOTAL RETURN -- CASH MANAGEMENT FUND

                                                                 SINCE
CLASS OF SHARES              1-YEAR     5-YEAR     10-YEAR     INCEPTION      INCEPTION DATE
---------------              ------     ------     -------     ---------      --------------
Class A....................   1.30%     22.63%      N/A          41.61%      February 1, 1995
Class B....................   1.30%     22.62%      N/A          41.49%      February 1, 1995
Class 2....................   1.30%     22.58%      N/A          41.40%      February 1, 1995
Class O....................   1.30%     22.61%      52.74%       69.73%      October 2, 1990

                 AGGREGATE TOTAL RETURN -- HIGH YIELD BOND FUND

                                                              SINCE
CLASS OF SHARES                       1-YEAR     5-YEAR     INCEPTION      INCEPTION DATE
---------------                       ------     ------     ---------      --------------
Class A.............................   1.69%      1.61%       63.19%      February 22, 1995
Class B.............................   0.95%      1.27%       61.26%      February 22, 1995
Class 2.............................   4.97%      3.43%       62.60%      February 22, 1995
Class O.............................   6.89%      7.95%       74.42%      February 22, 1995
Class Y.............................

              AGGREGATE TOTAL RETURN -- INTERNATIONAL EQUITY FUND

                                                            SINCE
CLASS OF SHARES                               1-YEAR      INCEPTION      INCEPTION DATE
---------------                               ------      ---------      --------------
Class A.....................................  (31.45)%     (48.44)%     October 25, 1999
Class B.....................................  (31.39)%     (47.77)%     October 25, 1999
Class 2.....................................  (29.17)%     (47.23)%     October 25, 1999
Class O.....................................  (27.06)%     (46.10)%     October 25, 1999

                 AGGREGATE TOTAL RETURN -- INVESTORS VALUE FUND

                                                              SINCE
CLASS OF SHARES          1-YEAR      5-YEAR     10-YEAR     INCEPTION      INCEPTION DATE
---------------          ------      ------     -------     ---------      --------------
Class A................  (26.27)%    3.98%       N/A          131.39%     January 3, 1995
Class B................  (26.38)%    4.47%       N/A          130.45%     January 3, 1995
Class 2................  (24.01)%    5.14%       N/A          128.79%     January 3, 1995
Class O................  (21.57)%    11.70%     184.02%       349.49%     December 31, 1988
Class Y................  (21.56)%     N/A        N/A         (23.07)%     July 16, 2001

                AGGREGATE TOTAL RETURN -- LARGE CAP GROWTH FUND

                                                            SINCE
CLASS OF SHARES                               1-YEAR      INCEPTION      INCEPTION DATE
---------------                               ------      ---------      --------------
Class A.....................................  (29.70)%     (42.09)%     October 25, 1999
Class B.....................................  (29.78)%     (41.26)%     October 25, 1999
Class 2.....................................  (27.50)%     (40.55)%     October 25, 1999
Class O.....................................  (25.34)%     (38.86)%     October 25, 1999

                   AGGREGATE TOTAL RETURN -- MID CAP FUND(2)


CLASS OF SHARES                    1-YEAR      5-YEAR     10-YEAR      INCEPTION DATE
---------------                    ------      ------     -------      --------------
Class A..........................  (24.58)%    30.42%     181.58%      November 30, 2001
Class B..........................  (24.44)%    31.63%     177.99%      December 18, 2001
Class 2..........................  (22.26)%    30.97%     172.46%      May 7, 2002
Class O..........................  (19.72)%    41.29%     211.64%      May 7, 2002

            AGGREGATE TOTAL RETURN -- NATIONAL TAX FREE BOND FUND(1)

                                                            SINCE
CLASS OF SHARES                      1-YEAR     5-YEAR     INCEPTION      INCEPTION DATE
---------------                      ------     ------     ---------      --------------
Class A............................   6.00%     29.98%       60.78%      August 17, 1995
Class B............................   4.59%      N/A          3.31%      October 12, 2001
Class 2............................   8.96%      N/A          7.65%      November 19, 2001
Class O............................  10.69%      N/A          8.47%      November 19, 2001

         AGGREGATE TOTAL RETURN -- NEW YORK MUNICIPAL MONEY MARKET FUND

                                                               SINCE
CLASS OF SHARES            1-YEAR     5-YEAR     10-YEAR     INCEPTION      INCEPTION DATE
---------------            ------     ------     -------     ---------      --------------
Class A..................   1.20%     14.34%        N/A        18.96%      November 1, 1996
Class B(3)...............    N/A        N/A         N/A          N/A       November 1, 1996
Class 2..................   2.30%       N/A         N/A         1.37%      November 21, 2001
Class O..................   1.20%     14.36%      33.21%       45.87%      October 2, 1990

            AGGREGATE TOTAL RETURN -- NEW YORK TAX FREE BOND FUND(1)

                                                               SINCE
CLASS OF SHARES            1-YEAR     5-YEAR     10-YEAR     INCEPTION      INCEPTION DATE
---------------            ------     ------     -------     ---------      --------------
Class A..................   5.84%     25.52%      73.20%      171.02%      September 8, 1996
Class B..................   4.43%       N/A         N/A         3.37%      November 19, 2001
Class 2..................    N/A        N/A         N/A          N/A       July 19, 2002
Class O..................  10.54%       N/A         N/A         8.28%      October 29, 2001

                AGGREGATE TOTAL RETURN -- SMALL CAP GROWTH FUND

                                                                SINCE
CLASS OF SHARES                                   1-YEAR      INCEPTION     INCEPTION DATE
---------------                                   ------      ---------     --------------
Class A.........................................  (36.75)%      23.01%      July 1, 1998
Class B.........................................  (36.88)%      23.90%      July 1, 1998
Class 2.........................................  (34.68)%      25.12%      July 1, 1998
Class O.........................................  (32.80)%      31.72%      July 1, 1998

                 AGGREGATE TOTAL RETURN -- STRATEGIC BOND FUND

                                                              SINCE
CLASS OF SHARES                       1-YEAR     5-YEAR     INCEPTION      INCEPTION DATE
---------------                       ------     ------     ---------      --------------
Class A.............................   4.93%     20.30%       78.36%      February 22, 1995
Class B.............................   4.12%     19.94%       76.08%      February 22, 1995
Class 2.............................   8.50%     22.80%       78.07%      February 22, 1995
Class O.............................  10.11%     27.83%       90.49%      February 22, 1995

                 AGGREGATE TOTAL RETURN -- U.S. GOVERNMENT FUND

                                                              SINCE
CLASS OF SHARES                       1-YEAR     5-YEAR     INCEPTION      INCEPTION DATE
---------------                       ------     ------     ---------      --------------
Class A.............................   6.39%     36.89%       67.56%      February 22, 1995
Class B.............................   2.78%     32.72%       61.27%      February 22, 1995
Class 2.............................   8.12%     36.31%       63.01%      February 22, 1995
Class O.............................   8.95%     41.98%       74.71%      February 22, 1995

---------

** Class Shares were not outstanding for the full calendar year.

(1) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. For periods prior to July 12, 2001, Class B, Class 2 and Class O share performance includes the performance of the respective Fund's Class A shares, adjusted to take into account the deduction of the initial sales charge and/or deferred sales charge applicable to the Class B and Class 2 shares, rather than the initial sales charge applicable to Class A shares, and adjusted to take into account the lack of sales charges for
                                              (footnotes continued on next page)

(footnotes continued from previous page)

    Class O shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, Class 2 and Class O shares are different than those of Class A shares, this blended Class B, Class 2 and Class O share performance is different than the performance of Class B, Class 2 and Class O shares would have been had those classes been offered for the entire period.

(2) Total returns for periods prior to class inception are based on the performance of other classes and for periods prior to September, 2001 are based on the performance of the Fund's predecessor, the Common Stock Fund, adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the Fund.

(3) Class B Shares of New York Municipal Money Market Fund have been fully redeemed as of November 2, 2001.

From time to time a Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas prescribed by the SEC:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

        P(1+T)'pp'n = ATV[u]D

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return (after taxes on distributions) n = number of years
 ATV[u]D = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

The following tables set forth the average total return after taxes on distributions for the class of shares in existence for the longest period of time for the All Cap Value Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2002 and reflect the effects of the maximum sales charge applicable to the class payable by an investor, redemption of shares at the end of the period, and the reinvestment of distributions and dividends. The average annual total return after taxes on distributions for Cash Management Fund and New York Municipal Money Market Fund are not shown. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.

    AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- ALL CAP VALUE FUND

                                                          SINCE
CLASS OF SHARES                             1-YEAR      INCEPTION      INCEPTION DATE
---------------                             ------      ---------      --------------
Class O...................................  (29.52)%     (19.59)%     October 15, 2001

       AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- BALANCED FUND

                                                              SINCE
CLASS OF SHARES                      1-YEAR      5-YEAR     INCEPTION     INCEPTION DATE
---------------                      ------      ------     ---------     --------------
Class A............................  (10.36)%    (0.33)%      4.76%     September 11, 1995

 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- CALIFORNIA TAX FREE BOND
                                    FUND(1)

                                                          SINCE
CLASS OF SHARES                                1-YEAR   INCEPTION       INCEPTION DATE
---------------                                ------   ---------       --------------
Class A......................................   4.13%     4.63%        November 2, 1998

       AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- CAPITAL FUND

CLASS OF SHARES                      1-YEAR      5-YEAR     10-YEAR      INCEPTION DATE
---------------                      ------      ------     -------      --------------
Class O............................   (24.35)%    4.28%      8.33%      December 17, 1976

   AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- HIGH YIELD BOND FUND

                                                            SINCE
CLASS OF SHARES                     1-YEAR     5-YEAR     INCEPTION       INCEPTION DATE
---------------                     ------     ------     ---------       --------------
Class A...........................  (2.21)%    (3.89)%      1.96%       February 22, 1995

 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- INTERNATIONAL EQUITY FUND

                                                          SINCE
CLASS OF SHARES                               1-YEAR    INCEPTION       INCEPTION DATE
---------------                               ------    ---------       --------------
Class A.....................................  (31.45)%    (18.79)%     October 25, 1999

   AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- INVESTORS VALUE FUND

CLASS OF SHARES                     1-YEAR      5-YEAR     10-YEAR      INCEPTION DATE
---------------                     ------      ------     -------      --------------
Class O...........................  (21.97)%    (0.09)%     7.58%      December 31, 1988

   AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- LARGE CAP GROWTH FUND

                                                          SINCE
CLASS OF SHARES                             1-YEAR      INCEPTION       INCEPTION DATE
---------------                             ------      ---------       --------------
Class A...................................  (29.70)%     (15.79)%      October 25, 1999

     AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- MID CAP FUND (2)

CLASS OF SHARES                                        1-YEAR        INCEPTION DATE
---------------                                        ------        --------------
Class A..............................................  (24.58)%    November 30, 2001

  AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- NATIONAL TAX FREE BOND
                                    FUND(1)

                                                                SINCE
CLASS OF SHARES                         1-YEAR     5-YEAR     INCEPTION     INCEPTION DATE
---------------                         ------     ------     ---------     --------------
Class A...............................   6.00%      5.36%       6.64%       August 17, 1995

  AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- NEW YORK TAX FREE BOND
                                    FUND(1)

CLASS OF SHARES                                             1-YEAR     5-YEAR     10-YEAR
---------------                                             ------     ------     -------
Class A...................................................   5.84%      4.65%      5.65%

   AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- SMALL CAP GROWTH FUND

                                                            SINCE
CLASS OF SHARES                                 1-YEAR    INCEPTION     INCEPTION DATE
---------------                                 ------    ---------     --------------
Class A.......................................  (36.77)%    2.16%        July 1, 1998

    AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- STRATEGIC BOND FUND

                                                            SINCE
CLASS OF SHARES                     1-YEAR     5-YEAR     INCEPTION       INCEPTION DATE
---------------                     ------     ------     ---------       --------------
Class A...........................   1.71%      0.33%       3.79%       February 22, 1995

   AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- U.S. GOVERNMENT FUND

                                                              SINCE
CLASS OF SHARES                           1-YEAR   5-YEAR   INCEPTION     INCEPTION DATE
---------------                           ------   ------   ---------     --------------
Class A.................................   4.38%    3.95%     4.21%     February 22, 1995

---------

    (1) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect.

    (2) Because total returns prior to the inception date of the Fund are based on the performance of the Mid Cap Fund's predecessor, the Common Stock Fund, and the Common Stock Fund was subject to different tax treatment than the Fund, the Mid Cap Fund only provides average total return after taxes on distribution for its one year period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

        P(1+T)'pp'n = ATV[u]D[u]R

Where:    P = a hypothetical initial payment of $1,000.
          T = average total return (after taxes on distributions and redemption)
          n = number of years
ATV[u]D[u]R = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption

The following tables set forth the average total return after taxes on distributions for the class of shares in existence for the longest period of time for the All Cap Value Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Small Cap Growth Fund and Strategic Bond Fund and U.S. Government Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2002 and reflect the effects of the maximum sales charge applicable to the class payable by an investor, redemption of shares at the end of the period, and the reinvestment of distributions and dividends. The average annual total return after taxes on distributions for Cash Management Fund and New York Municipal Money Market Fund are not shown. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.

  AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- ALL CAP
                                   VALUE FUND

                                                          SINCE
CLASS OF SHARES                             1-YEAR      INCEPTION      INCEPTION DATE
---------------                             ------      ---------      --------------
Class O...................................  (18.09)%     (15.58)%     October 15, 2001

 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- BALANCED
                                      FUND

                                                            SINCE
CLASS OF SHARES                     1-YEAR     5-YEAR     INCEPTION       INCEPTION DATE
---------------                     ------     ------     ---------       --------------
Class A...........................  (5.43)%    (0.45)%      4.65%       September 11, 1995

             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                REDEMPTIONS -- CALIFORNIA TAX FREE BOND FUND(1)

                                                          SINCE
CLASS OF SHARES                              1-YEAR     INCEPTION       INCEPTION DATE
---------------                              ------     ---------       --------------
Class A....................................   3.98%       4.51%        November 2, 1998

  AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- CAPITAL
                                      FUND

CLASS OF SHARES                      1-YEAR      5-YEAR     10-YEAR      INCEPTION DATE
---------------                      ------      ------     -------      --------------
Class O............................  (14.88)%     4.95%     8.54%       December 17, 1976

AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- HIGH YIELD
                                   BOND FUND

                                                            SINCE
CLASS OF SHARES                     1-YEAR     5-YEAR     INCEPTION       INCEPTION DATE
---------------                     ------     ------     ---------       --------------
Class A...........................   0.93%     (1.83)%      2.94%       February 22, 1995

             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                    REDEMPTIONS -- INTERNATIONAL EQUITY FUND

                                                          SINCE
CLASS OF SHARES                             1-YEAR      INCEPTION       INCEPTION DATE
---------------                             ------      ---------       --------------
Class A...................................  (19.31)%     (14.27)%      October 25, 1999

 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- INVESTORS
                                   VALUE FUND

CLASS OF SHARES                      1-YEAR      5-YEAR     10-YEAR      INCEPTION DATE
---------------                      ------      ------     -------      --------------
Class O............................  (13.24)%     1.59%      8.03%      December 31, 1988

 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- LARGE CAP
                                  GROWTH FUND

                                                          SINCE
CLASS OF SHARES                             1-YEAR      INCEPTION       INCEPTION DATE
---------------                             ------      ---------       --------------
Class A...................................  (18.24)%     (12.11)%      October 25, 1999

  AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- MID CAP
                                    FUND(2)

                                                          SINCE
CLASS OF SHARES                             1-YEAR      INCEPTION       INCEPTION DATE
---------------                             ------      ---------       --------------
Class A...................................  (15.09)%       9.39%      November 30, 2001
Class B...................................  (24.44)%      10.77%      December 18, 2001
Class O...................................  (19.72)%      12.04%      September 10, 2001

             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                 REDEMPTIONS -- NATIONAL TAX FREE BOND FUND(1)

                                                              SINCE
CLASS OF SHARES                       1-YEAR     5-YEAR     INCEPTION     INCEPTION DATE
---------------                       ------     ------     ---------     --------------
Class A.............................   5.31%      5.19%      6.33%       August 17, 1995

             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                 REDEMPTIONS -- NEW YORK TAX FREE BOND FUND(1)


CLASS OF SHARES                                          1-YEAR     5-YEAR     10-YEAR
---------------                                          ------     ------     -------
Class A................................................   5.21%      4.60%      5.52%

 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- SMALL CAP
                                  GROWTH FUND

                                                          SINCE
CLASS OF SHARES                             1-YEAR      INCEPTION       INCEPTION DATE
---------------                             ------      ---------       --------------
Class A...................................  (22.56)%      3.60%          July 1, 1998

 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- STRATEGIC
                                   BOND FUND

                                                            SINCE
CLASS OF SHARES                       1-YEAR   5-YEAR     INCEPTION       INCEPTION DATE
---------------                       ------   ------     ---------       --------------
Class A.............................   2.93%   1.22%        4.17%       February 22, 1995

             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                      REDEMPTIONS -- U.S. GOVERNMENT FUND

                                                            SINCE
CLASS OF SHARES                     1-YEAR     5-YEAR     INCEPTION       INCEPTION DATE
---------------                     ------     ------     ---------       --------------
Class A...........................   3.87%      3.90%       4.13%       February 22, 1995

(1) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect.

(2) Because total returns prior to the inception date of the Fund are based on the performance of the Mid Cap Fund's predecessor, the Common Stock Fund, and the Common Stock Fund was subject to different tax treatment than the Fund, the Mid Cap Fund can only show average total return after taxes on distribution and redemptions for its one year and since inception periods.

The Funds may illustrate in advertising materials: (a) the use of a Payroll Deduction Plan as a convenient way for business owners to help their employees set up either IRA or voluntary mutual fund accounts; (b) retirement planning through employee contributions and/or salary reductions to show that employees may have the opportunity to save for retirement and reduce taxes by electing to defer a portion of their salary into a special mutual fund IRA account; and
(c) that Uniform Gift to Minors Act accounts may be used as a vehicle for saving for a child's financial future, including statements to the effect that upon reaching the age of majority, such custodial accounts become the child's property.

YIELD

From time to time the Funds may make available information as to its yield and effective yield. The yield of a Fund refers to the income generated by an investment in each such Fund over a certain period, which period will be stated in the advertisement. This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested in shares of the same class. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

YIELD CALCULATION FOR CASH MANAGEMENT FUND AND NEW YORK MUNICIPAL MONEY MARKET FUND

7-Day Yield. The 7-day yield calculation for each class of the Cash Management Fund and the New York Municipal Money Market Fund is computed based on the 7 day calendar period, by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return (the 'Base Period Return'). Then multiply the Base Period Return by (365/7).

Effective Yield. The effective yield calculation for each of the Cash Management Fund and the New York Municipal Money Market Fund is determined as follows:

   Effective Yield = [(Base Period Return +1)'pp'3'pp'6'pp'5'pp'/'pp'7]-1.

For the effective yield calculation, the Base Period Return is determined in the same manner as described above under 7-Day Yield.

Tax Equivalent Current Yield. The tax equivalent current yield calculation for each of the Cash Management Fund and the New York Municipal Money Market Fund is determined by dividing that portion of the Fund's 7-day Yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

Tax Equivalent Effective Yield. The tax equivalent effective yield calculation for each of the Cash Management Fund and the New York Municipal Money Market Fund is determined by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any of the Fund's effective yield that is not tax-exempt.

The following table sets forth the 7-day yield for each class of shares of the Cash Management Fund and the New York Municipal Money Market Fund for the seven-day period ended December 31, 2002.

                                                                                             EFFECTIVE
                          FUND                            CLASS OF SHARES      7-DAY YIELD     YIELD
                          ----                            ---------------      -----------    -----
Cash Management Fund....................................   Class A                0.93%       0.94%
                                                           Class B                0.93%       0.94%
                                                           Class 2                0.93%       0.94%
                                                           Class O                0.93%       0.94%
New York Municipal Money Market Fund....................   Class A                1.22%       1.22%
                                                           Class B *                N/A         N/A
                                                           Class 2                1.22%       1.22%
                                                           Class O                1.22%       1.22%

---------

* Class B Shares of New York Municipal Money Market Fund have been fully redeemed as of November 2, 2001.

In periods of declining interest rates the yield of the Cash Management Fund and the New York Municipal Money Market Fund will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the yield will tend to be somewhat lower. Also when interest rates are falling, the inflow of net new money to the Cash Management Fund and the New York Municipal Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of these Funds' portfolios, thereby reducing these Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.

YIELD CALCULATION FOR FUNDS OTHER THAN CASH MANAGEMENT FUND AND NEW YORK MUNICIPAL MONEY MARKET FUND

30-day Yield. The Funds may advertise the yields for each class of such Funds based on a 30-day (or one month) period according to the following formula:

              YIELD = 2[([(a-b/(c x d))] + 1)'pp'6-1], where

    a = dividends and interest earned during the period

    b = expenses accrued for the period (net of reimbursement)

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends

    d = the maximum offering price per share on the last day of the period

For the purpose of determining the interest earned (variable 'a' in the formula) on debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Tax Equivalent Yield. The tax equivalent yield for each Fund other than the Cash Management Fund and the New York Municipal Money Market Fund is determined by dividing that portion of the Fund's yield (as calculated above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, of any, of the Fund's yield that is not tax-exempt.

Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

                              SHAREHOLDER SERVICES

Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders.

Accordingly, if the Investment Manager in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Salomon Brothers Investment Series. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor.

During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.

Automatic Withdrawal Plan. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of a Fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such a Fund. Withdrawal payments are made by PFPC Global Services, Inc. ('PFPC'), as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, a Fund or PFPC upon written notice.

The Automatic Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013.

Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class 2 shares, if an investor redeems Class B or Class 2 shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Class B or Class 2 shares of any Fund within 60 days, the Class B or Class 2 shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self Employed Retirement Plans. Certain Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

Boston Safe Deposit and Trust Company ('Boston Safe') has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

Individual Retirement Accounts. Certain Funds offer a prototype individual retirement account ('IRA'), which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SBAM.

Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                ACCOUNT SERVICES

Shareholders of each Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund and the New York Municipal Money Market Fund who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this SAI with any questions relating to their investment in shares of such Fund.

                                 CAPITAL STOCK

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply. Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in the Prospectus and the SAI about another Fund listed in the Prospectus or SAI.

Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder.

Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the applicable charter documents, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

As used in this SAI and the Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

SERIES FUNDS, CAPITAL FUND AND INVESTORS VALUE FUND

Salomon Brothers Series Funds Inc was incorporated in Maryland on April 17, 1990. The authorized capital stock of Salomon Brothers Series Funds Inc. consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Articles of Incorporation and Articles Supplementary of Salomon Brothers Series Funds Inc, the Directors have authorized the issuance of twelve series of shares. One of the series, named the Salomon Brothers Institutional Money

Market Fund, is not included in this SAI. Ten of the other eleven series each represent shares in one of ten Series Funds; namely, All Cap Value Fund, Balanced Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Fund. The twelfth series represents shares in a fund that is no longer offered. The assets of each Fund are segregated and separately managed. The Board of Salomon Brothers Series Funds Inc may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.

The Capital Fund was incorporated in Maryland on August 23, 1976. The authorized capital of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

The Investors Value Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

All shares of each Series Fund have equal voting rights and will be voted in the aggregate, and not by Fund or class, except where voting by series or class is required by law or where the matter involved affects only one Fund or class.

Under the corporate law of Maryland and the By-Laws of each of these Funds, the Funds are not required to, and do not currently intend to hold, annual meetings of shareholders for the election of Directors except as required under the 1940 Act.

The shares of the Investors Value Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

SALOMON FUNDS TRUST

Each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund are series of Salomon Funds Trust (the 'Trust'). The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's name was changed to CitiFunds Tax Free Income Trust. Effective July 12, 2001, the Trust's name was changed to Salomon Funds Trust.

Prior to March 2, 1998, the National Fund was called Landmark National Tax Free Income Fund, and the New York Fund was called Landmark New York Tax Free Income Fund. From March 2, 1998 until September 4, 2000 the California Fund was called CitiFunds California Tax Free Income Portfolio, the National Fund was called CitiFunds National Tax Free Income Portfolio, and the New York Fund was called CitiFunds New York Tax Free Income Portfolio. From September 4, 2000 to July 12, 2001, the California Fund was called Citi California Tax Free Income Fund, the National Fund was called Citi National Tax Free Income Fund, and the New York Fund was called Citi New York Tax Free Income Fund. From July 12, 2001 to September 6, 2002 the California Fund was called Salomon Brothers California Tax Free Income Fund, the National Fund was called Salomon Brothers National Tax Free Income Fund and the New York Fund was called Salomon Brothers New York Tax Free Income Fund. The assets of each Fund are segregated and separately managed.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each Fund and other series and to divide or combine the shares of any Fund or other series of the Trust into a greater or lesser number of shares of that Fund or series without thereby changing the proportionate beneficial interests in that series and to divide such Fund or series into classes. The Trust has reserved the right to create and issue additional series and classes of shares.

All shares of each Fund have equal voting rights. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series vote together in the election or selection of Trustees. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares (or the affected series) would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (a) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (b) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The shares of the Funds have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Trustees.

The Funds' Transfer Agent maintains a share register for shareholders of record. Share certificates are issued only upon a shareholder's written request to the Trust's sub-transfer agent.

At any meeting of shareholders of the Trust or of any Fund or other series of the Trust, any financial intermediary through which shares are held may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that financial intermediary is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                          CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ('State Street'), located at 225 Franklin Street, Boston, MA 02110, currently serves as custodian for each of Fund. State Street ('Custodian'), among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The Custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

Citicorp Trust Bank, fsb ('CTB') formerly known as Travelers Bank & Trust, fsb, located at 125 Broad Street, New York, New York 10004, acts as transfer agent for each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. As the Fund's transfer agent, Travelers registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, Travelers receives a monthly fee for out-of-pocket expenses.

PFPC Global Fund Services, Inc. ('PFPC'), located at P.O. Box 9764, Providence, RI 02940-9764, serves as the transfer agent for the Series Funds, the Capital Fund and the Investors Value Fund. As a Fund's transfer agent, PFPC registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, PFPC receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

PFPC also serves as the sub-transfer agent for each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds, and distributes dividends and distributions payable by the Funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for out-of-pocket expenses.

Subject to approval by the Board of Directors, in certain instances where there is an omnibus account that represents numerous beneficial owners, a Fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a Fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the Fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the Fund.

                              INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') provides audit services, tax return preparation and assistance and consultation in connection with review of filings for the Series Funds, Capital Fund and Investors Value Fund. The financial statements and financial highlights incorporated by reference for these Funds in the Prospectus and SAI have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

KPMG LLP, independent auditors, 757 Third Avenue, New York, NY 10017, serves as auditors of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund and renders opinions on the Funds' financial statements. Prior to February 2, 2001, Deloitte & Touche LLP served as the independent accountants for these Funds. The address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02116.

                                    COUNSEL

Simpson Thacher & Bartlett serves as counsel to the Series Funds, the Capital Fund and the Investors Value Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. Piper Rudnick L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares of the Series Funds, the Capital Fund and the Investors Value Fund being offered for sale pursuant to the Funds' Prospectus.

Bingham McCutchen LLP serves as counsel to the California Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund, and is located at 150 Federal Street, Boston, Massachusetts 02110.

                              FINANCIAL STATEMENTS

The audited financial statements of each of the All Cap Value Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund for the fiscal year ended December 31, 2002 contained in the 2002 Annual Reports of the Investment Series, are incorporated by reference into this SAI.

                                   APPENDIX A
       ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the 'State') and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Salomon Brothers California Tax Free Bond Fund is not responsible for the accuracy or timeliness of this information.

                              RECENT DEVELOPMENTS

In January 2003, Governor Gray Davis said that 'California now faces the most serious fiscal challenge in its history . . . With the pace of both the national and state economies continuing to languish, and no significant rebound in sight, California has experienced the most dramatic decline in revenues since World War
II. . . .' The decline in State revenues is attributable in large part to declines in personal income tax receipts, principally due to reduced stock-market related income tax revenues, such as capital gains realizations and stock option income, in a state that derives a large share of its revenue from a sharply progressive personal income tax. The State estimates that stock market-related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $8.2 billion in fiscal year 2001-02, a 53% decline. The severe drop in revenues was the principal cause of an $11.1 billion reduction in the Fund Balance of the General Fund from June 30, 2001 to June 30, 2002. At the start of 2003, the State's overall economy was stagnant, with slow growth projected for 2003 and moderate growth in 2004.

In the budget for the 2002-03 fiscal year (July 1, 2002 to June 30, 2003), the Governor and the Legislature addressed the continuing decline in tax revenues primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans. However, during the year it became apparent that budgeted expenditures would exceed projected revenues, and Governor Davis convened a special session of the Legislature in December 2002 to consider corrective actions. As of February 13, 2003, the Legislature had adopted certain mid-year budget corrections, but they differed in some significant respects from the Governor's proposals, and the Governor may not approve all of them.

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. During the 2002-03 fiscal year, the State retired $7.5 billion of short-term obligations issued near the end of the preceding fiscal year and issued $12.5 billion of short-term obligations maturing in June 2003. The State's cash flow projections released in January 2003 indicated that the short-term obligations, maturing in June 2003, can be repaid without rollover borrowings. However, the State recognizes that the necessity for rollover borrowings depends upon cash receipts and disbursements for the remainder of the fiscal year, including action on the Governor's mid-year budget correction proposals. The State Controller announced in early February 2003 that it was likely the State would need between $2 billion and $8 billion of additional cash flow borrowings by June 2003 to provide cash resources necessary to pay the State's obligations during the first few months of the fiscal year that begins on July 1, 2003.

                            RATING AGENCIES' ACTIONS

As of March 24, 2003, Fitch, Moody's and Standard & Poor's assigned the State's a general obligation bond municipal bond ratings of A, A2, and A, respectively. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised again or withdrawn entirely by a rating agency if, in the judgment of such rating agency, circumstances so warrant. Additional revisions or withdrawals of ratings could have adverse effects on the market price of the State's general obligation bonds.

                                  STATE BUDGET

FISCAL YEAR 2002-03 BUDGET

Background. The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

The May Revision to the 2002-03 Governor's Budget, released in May 2002, projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 200203 rose from the $12.5 billion estimated in January to $23.6 billion.

2002 Budget Act. The 2002 Budget Act was signed by the Governor on September 5, 2002. The budget bill passed by the Legislature did not differ substantially from the Governor's May Revision proposal. The Governor only vetoed $219 million of General Fund expenditures from the budget bill passed by the Legislature. The 2002 Budget Act initially projected total General Fund revenues and transfers to be $79.2 billion in 2002-03 ($67.9 billion from the three largest sources) and total General Fund expenditures to be $76.7 billion in 2002-03. The 2002 Budget Act also included Special Fund expenditures of $19.3 billion, with expected Special Fund revenues of $14.7 billion, and $2.8 billion of Bond Fund expenditures. The 2002 Budget Act assumed a General Fund budget reserve of about $1 billion.

As described below under 'Continuing Budget Shortfall,' the revenue estimates have proved to be substantially overstated, as expected economic recovery has not occurred, among other factors. Based on revised estimates in the 2003 - 04 Governor's Budget, released on January 10, 2003, revenues and transfers in 2002 - 03 are expected to be $73.1 billion, with expenditures of $75.5 billion, and the estimate for the June 30, 2003 Special Fund for Economic Uncertainties
(SFEU) balance is now a deficit of $5.9 billion.

The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes:

     1. Program cost savings in the 2001-02 and 2002-03 fiscal years were expected to total about $7.458 billion. This included the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature. The largest savings occurred in education, health, social services and State operations, and included deferral or elimination of previously enacted program expansions and elimination of workload and cost of living adjustments in numerous programs. The cost savings included $750 million in unallocated reductions to State operations, which the Administration was directed to implement. The reductions also included a projected saving of $285 million from early retirement incentives and $75 million from the elimination of vacant positions. As of January 2003, with release of the 2003-04 Governor's Budget, it appears some of these savings, such as from the early retirement plan, will not be realized. Only about $300 million of the $750 million unallocated reductions in State operations are now expected to be achieved.

     2. The receipt of $4.5 billion in 2002-03 from the securitization (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies. This sale was scheduled to close in two segments. The first sale closed in January 2003, producing General Fund revenues of $2.5 billion; the second sale is expected to occur in April 2003 and generate up to $2.0 billion of General Fund revenues.

     3. A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds. These long-term loans are not included in reports of inter-fund borrowing.

     4. The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

     5. The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the net operating loss provisions in current law.

     6. General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04. These deferrals were not expected to significantly impact underlying programs.

    7. General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from the Treasurer's Debt Restructuring Plan to amortize the State's long-term debt to more closely approximate level annual debt service costs rather than the level annual principal. The plan also included the issuance of refunding debt to pay selected maturities of general obligation bonds due between February 2002 and June 2004. The savings identified here are from the first of two phases of refunding bonds; the second phase will reduce costs in fiscal year 2003-04.

    8. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion. It now appears only about $500 million of these funds will be received.

    9. Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million). Federal Tax Conformity and Tax Compliance includes revenue generated from the following: (a) the conformity of California tax law with federal tax law regarding accounting for bad debt reserves for large banks,
    (b) the pension and individual retirement account conformity package included in the Governor's Budget, which was passed by the Legislature and signed by the Governor on May 8, 2002, (c) waiving penalties and interest on delinquent accounts, (d) increasing collections activities, (e) ensuring proper auditing of tax credits and (f) improving the effectiveness of the tax protest and settlement programs.

    10. Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

Other elements of the final budget agreement were enactment of ACA 11 and a law requiring spending in the 2003-04 fiscal year not to exceed revenues in the year.

Despite the challenge represented by the severe revenue decline and the budget gap, the 2002 Budget Act contained the following major components. As described under 'Continuing Budget Shortfall' below, virtually all of these spending programs are under review for mid-year reductions or adjustments:

    1. Total K-12 spending increased 2.8 percent from the revised 2001-02 estimates. K-12 schools were initially funded above the minimum requirement under Proposition 98 at the Test 2 level, and funding was provided for statutory growth and cost-of-living adjustments. Total K-12 spending per pupil was expected to increase from $6,610 in 2001-02 to $7,067 in 2002-03. In addition, the 2002 Budget Act initially preserved funding for key education initiatives including instructional materials, professional development, and school improvement. The 2002 Budget also included a $143 million set-aside for increased costs in existing education programs. (The severe drop in revenues for 2002-03 reduced the Proposition 98 guarantee amount, and actions are being considered to reduce current-year Proposition 98 expenditures to match revenues more closely.)

    2. Funding for higher education decreased by a modest 0.2 percent in 2002-03 compared to the revised 2001-02 estimates. Despite this decrease, the 2002 Budget Act fully funded enrollment increases at the University of California, California State University and the Community Colleges. The 2002 Budget Act continued funding for a new University of California campus in Merced.

    3. The 2002 Budget Act included $308 million for local public safety programs, including the Citizens' Option for Public Safety, juvenile justice crime prevention, high technology law enforcement, rural and small county law enforcement, and booking fees.

    4. The 2002 Budget Act continued to limit the growth in State government with the elimination of positions and the reduction of State operations expenditures. In addition to the 6,600 positions eliminated by the Administration since 1999, 7,000 State government positions will be eliminated (6,000 in 2002-03 and 1,000 by June 30, 2004).

    5. Although funding for youth and adult corrections decreased by 4.7 percent from the previous year, the 2002 Budget Act sustained funding for public safety. While total funding for health and human services decreased by 2.1 percent, the 2002 Budget Act funded health insurance coverage for children and critical care programs for seniors.

    6. There were no significant tax increases and no significant reductions in support for local governments. The 2002 Budget Act included a one-time shift of $75 million in property taxes from redevelopment agencies to schools that would reduce State aid to schools by a like amount.

CONTINUING BUDGET SHORTFALL

Within a few months after the 2002 Budget Act was adopted, it became evident that economic growth, which had been expected to accelerate in the second half of 2002 and into 2003, was instead remaining stagnant, with net job losses statewide. As a result, revenue projections for the 2002-03 fiscal year were substantially overstated. In mid-November 2002, the Legislative Analyst issued a report (the 'LAO Report') indicating that, absent corrective actions, the General Fund would have a budget deficit of about $6.1 billion by the end of the 2002-03 fiscal year (compared to the $1 billion reserve balance predicted in the 2002 Budget Act) and a cumulative budget deficit over $21 billion by the end of the 2003-04 fiscal year. Furthermore, even given accelerating economic growth in 2003 and beyond (which is not assured), there would, unless corrective actions were taken, continue to be a substantial deficit between revenues and expenditures, in a potential range from $12-16 billion annually, through at least fiscal year 2007-08.

The principal causes of the continuing fiscal difficulty were identified in the LAO Report as (i) the use of so many one-time budget solutions to resolve the $23.6 billion gap in the 2002-03 Budget, without enough emphasis on closing the 'structural deficit' between ongoing revenue sources (taxes) and ongoing expenditure commitments, (ii) the likelihood that some of the assumptions in the 2002 Budget Act would not be met (these two items totaling about $10 billion), and (iii) a significant downward revision in revenue estimates (totaling about $11 billion over the two-year period).

In the summer of 2002, the Governor notified all State agencies to prepare 2003-04 budget proposals for a minimum of 20 percent cut in funding. On November 21, 2002, the Governor further directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions, to cancel, postpone or amend contracts, grants, purchase orders and similar commitments, to eliminate additional non-essential vacant positions, to delay construction or signing of new leases for space, to cancel or postpone non-essential trips, and to generate new proposals for current year program reductions.

Shortly after the LAO Report was released, the Governor announced that the Administration also projected a substantial budget gap in 2002-03 and 2003-04, and he called a special session of the Legislature to begin on December 9, 2002, to consider legislation for mid-year spending cuts and other budgetary actions. On December 6, 2002, the Governor released proposals for immediate action to reduce the budget gap by about $10.2 billion, of which $3.4 billion would be seen in 2002-03 and the balance in 2003-04 ('Mid-Year Spending Reduction Proposal'). The proposal contained about $8.7 billion of spending reductions, $725 million of transfers and loans, and $816 million of funding shifts, primarily to bond funds. The largest cuts were in the areas of education at all levels ($3.8 billion), health and social services ($2.0 billion), general and local government assistance ($1.9 billion) and transportation ($1.7 billion). Significantly, the Governor proposed to reduce the Proposition 98 guarantee and funding for school districts in 2002-03 to reflect the reduced revenues in the year.

The Legislature began to consider these proposals in conjunction with the full Governor's Budget proposal released on January 10, 2003. Certain of the proposals require two-thirds approval of each house of the Legislature. As of February 13, 2003, the Legislature had adopted certain budget corrections, but they differed in some significant respects from the Governor's proposals, and the Governor may not approve all of them. There can be no assurance which of the Governor's Mid-Year Spending Reduction Proposals will be adopted.

FISCAL YEAR 2003-04 BUDGET

The 2003-04 Governor's Budget, released on January 10, 2003, projected a significant downward revision in State revenues as a result of the longer than expected economic recovery. The decline was mainly due to weak personal income tax revenues, which dropped by nearly 26 percent in 2001-02 and are expected to decline by another 0.5 percent in 2002-03. As a result, the Administration projected a $34.6 billion budget shortfall for 2002-03 and 2003-04.

The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to the personal income tax revenues, which are particularly impacted by the stock market's decline. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The estimate for 2002-03 included about $2.8 billion of transfers and loans.

The Administration proposed the following major actions to close the $34.6 billion budget shortfall for the 2002-03 and 2003-04 fiscal years combined:

    1. Expenditure reductions totaling $20.7 billion ($9.0 billion included in the Mid-Year Spending Reduction Proposals). This amount included reductions of $6.2 billion for K-12 education, $2.1 billion for higher education, $3.3 billion for health and human services, and $2.7 billion for general government. This amount also included $4.2 billion of savings from reducing the vehicle license fee backfill to cities and counties.

    2. General Fund savings totaling $8.2 billion due to the realignment of various programs ($192 million included in the Mid-Year Spending Reduction Proposals), including Mental Health and Substance Abuse, Children and Youth, Healthy Communities, Long-Term Care and Court Security. Under realignment, the responsibility for these programs would be transferred to the cities and counties, and the State-local cost ratios for some programs would be changed. Realignment was estimated to cost counties and trial courts $8.3 billion. However, the Budget also proposed revenue increases to support the increased financial obligations of counties under realignment ($4.6 billion from a one-cent sales tax increase, $2.6 billion from the addition of 10 percent and 11 percent personal income tax brackets, and $1.2 billion from a $1.10 cigarette tax increase).

    3. Fund shifts from the General Fund to other fund sources totaling $1.9 billion ($816 million included in the Mid-Year Spending Reduction Proposals).

    4. Transfers and other revenue of $2.1 billion ($200 million included in the Mid-Year Spending Reduction Proposals). This amount included $1.5 billion from revenue sharing agreements that are anticipated to result from compact negotiations with the Indian tribes.

    5. Loans and borrowing of $1.7 billion ($25 million included in the Mid-Year Spending Reduction Proposals).

Many of these proposals are controversial and there can be no assurance which will eventually be enacted by the Legislature. The Governor also proposed consideration of reforms in the State and local government fiscal structure to try to avoid future budget crises like the one now facing the State, including among others, restoration of Executive Branch authority to make mid-year budget adjustments, creation of a reserve fund for proceeds from extraordinary revenue growth to be spent for one-time purposes, rebalance of the State's revenue portfolio to achieve a more stable mix of major revenue sources, and review of statutory mandates. The Governor will convene the bi-partisan legislative leadership in February to discuss the proposals and solicit other reform proposals for consideration.

The Legislative Analyst's Office released a report following publication of the 2002-03 Governor's Budget, in which the two-year budget gap was projected to be around $26 billion, as compared to the Governor's estimate of $34.6 billion. About $3 billion of the difference was attributed to somewhat more optimistic economic and revenue forecasts by the LAO, compared to the Department of Finance. The balance of the difference, about $5.5 billion, represented a difference in methods and timing by which the two agencies identified future spending requirements; this difference does not impact actual budgetary solutions, as the Governor had proposed spending reductions to offset the higher estimate of program requirements.

Final action on budget adjustments for 2002-03 and enactment of the 2003 Budget Act will occur following negotiations between the Legislature and the Governor over the coming months. Additional estimates and proposals will be contained in the May Revision to the 2003-04 Governor's Budget, to be released on May 14, 2003.

                  CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

STATE APPROPRIATIONS LIMIT

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the 'Appropriations Limit'). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending 'appropriations subject to limitation' in excess of the Appropriations Limit. 'Appropriations subject to limitation,' with respect to the State, are authorizations to spend 'proceeds of taxes,' which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed 'the cost reasonably borne by that entity in providing the regulation, product or service,' but 'proceeds of taxes' exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not 'proceeds of taxes,' such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ('K-14') districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate 'proceeds of taxes' received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. Since the excess revenues are calculated over a two-year period, there were no excess revenues for the combined 1999-00 and 2000-01 fiscal years.

As of the release of the 2003-04 Governor's Budget, the Department of Finance projects the appropriations subject to the Appropriations Limit to be $15.126 billion and $5.659 billion in fiscal years 2002-03 and 2003-04, respectively.

PROPOSITION 98

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the 'Classroom Instructional Improvement and Accountability Act.' Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ('Test 1'), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ('Test 2'), or (c) a third test, which would replace Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ('Test 3'). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a 'credit' to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be
40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

The Proposition 98 guarantee is funded from two sources: local property taxes and General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, given a policy decision to fund the minimum guarantee or to fund in excess of the guarantee, property tax collections represent an offset to General Fund costs. This is true regardless of whether the year in question is a Test 1, Test 2, or Test 3 year.

Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,708 per-pupil in 2003-04, more than 54 percent above the 1994-95 level. Total revenues (General Fund subject to the State Appropriations Limit (SAL) and local property taxes) have increased significantly since 1994-95. However, in the 2003-04 fiscal year, the projected level of General Fund SAL revenue decreased $6.3 billion since the 2002 Budget Act. This decrease in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $31.6 billion to approximately $28.9 billion. As a result of this decrease in the calculated minimum, the 2003-04 Governor's Budget proposes funding for K-14 education at the minimum guarantee funding level in 2002-03. The revised 2002-03 Proposition 98 appropriations also reflect a mid-year proposal to reduce appropriations by approximately $2.6 billion.

The revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $991 million. The General Fund share of the guarantee will decrease approximately $672 million, from

$28.9 billion in 2002-03 to $28.2 billion in 2003-04. Despite this decline in the General Fund share of the guarantee, the 2003-04 Governor's Budget proposes to fully fund enrollment growth. The 2003-04 Governor's Budget also proposes total funding for K-14 education of approximately $44.1 billion ($6,708 per K-12 pupil), an increase of 2.6 percent compared to the revised 2002-03 level adjusted for the child care realignment proposal.

SOURCES OF TAX REVENUE

The following is a summary of the State's major revenue sources.

PERSONAL INCOME TAX

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ('AMT'), which is much like the federal AMT. The personal income tax structure is highly progressive. For instance, it is estimated that the top 1 percent of taxpayers pay 48.7 percent of the total personal income tax.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last several years. For example, these two income sources contributed almost a quarter of all General Fund tax revenue in 2000-01, a dramatic increase from their 5.6 percent share in 1995-96. The increasing influence that these stock market-related income sources have had on personal income tax revenues linked to the highly progressive structure, has added a significant dimension of volatility and just as the State's remarkable revenue growth in recent years was driven by stock-market related gains, the current drop largely reflects the market's decline. The 2003-04 Governor's Budget forecast estimates that capital gains realizations and stock options accounted for roughly 11 percent of General Fund tax revenues in 2001-02, and will account for about 8 percent in 2002-03 and in 2003-04.

The 2003-04 Governor's Budget proposes to add 10 percent and 11 percent personal income tax brackets in 2003-04 for the highest income taxpayers, and dedicate the incrased revenues to local governments for the increased costs under State-Local Program Realignment.

The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

SALES TAX

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Pursuant to federal law, out-of-state sales to Californians over the internet are not taxed by the State at this time. The breakdown of the basic 7.25 percent rate imposed on a statewide basis in 2002 is as follows:

     5.00 percent represents the State General Fund tax rate.

     2.00 percent is dedicated to cities and counties.

     0.25 percent is dedicated to county transit systems.

Legislation in July 1991 raised the sales tax rate by 1.25 percent to its current level. Of this amount, 0.25 percent was added to the General Fund tax rate, and the balance was dedicated to cities and counties. One-half percent was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. Another 0.5 percent of the State General Fund tax rate that was scheduled to terminate after June 30, 1993, was extended until December 31, 1993, and allocated to local agencies for public safety programs. Voters in a special election on November 2, 1993, approved a constitutional amendment to permanently extend this 0.5 percent sales tax for local public safety programs.

The 2003-04 Governor's Budget proposes to increase the sales tax by one cent beginning in 2003-04. The revenues from this proposal would be dedicated to local governments for increased costs under State-Local Program Realignment.

Pursuant to prior law, 0.25 percent of a basic 5.00 percent State tax rate could be terminated upon certification by the Director of Finance by November 1 in any year that the balance in the budget reserve for two consecutive years exceeded 4 percent of General Fund revenues. The 0.25 percent rate would be reinstated if the Director of Finance subsequently determined that the reserve would not exceed 4 percent of General Fund revenues. Pursuant to this law, a 0.25 percent cut in the State sales tax occurred on January 1, 2001.

Legislation enacted as part of the 2001-02 Budget revised this test to provide that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year beginning on and after January 1, 2002, upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve is expected to exceed 3 percent of revenues in that fiscal year and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The reserve was not sufficient to trigger an additional year of reduction for calendar year 2002 or 2003. The 2003-04 Governor's Budget forecast estimates that the reserve level will again be insufficient to trigger a reduction for calendar year 2004.

CORPORATION TAX

Corporation tax revenues are derived from the following taxes:

    1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

    2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

    3. The alternative minimum tax ('AMT') is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

    4. A minimum franchise tax of $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

    5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.

Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB
2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ('NOL') that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 75 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

The 2003-04 Governor's Budget proposes to (1) prevent banks from utilizing Regulated Investment Companies to avoid California tax by improperly sheltering income; (2) clarify that the Manufacturers' Investment Credit (MIC) is intended to apply to manufacturing activities as specified in the Standard Industrial Code; (3) extend the sunset date of the MIC; and (4) clarify that current law does not allow Subpart F income to be excluded from a water's edge combined report. These proposals are estimated to generate $95 million of additional revenue in 2003-04, if approved by the Legislature.

INSURANCE TAX

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

OTHER TAXES

Other General Fund major taxes and licenses include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes, Horse Racing Revenues and Trailer Coach License Fees.

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal Act sunset after 2010; at that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

    1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

    2. Charges for special services to specific functions, including such items as business and professional license fees.

    3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 41 percent of all special fund revenues and transfers in 2001-02. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2001-02, $7.1 billion was derived from the ownership or operation of motor vehicles. This was 15 percent below the 2000-01 level. About $3.1 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. These amounts include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.

Vehicle License Fee

Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. Chapter 322, Statutes of 1998 ('Chapter 322'), established a vehicle license fee offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25 percent beginning January 1, 1999. Later legislation increased the offset to 35 percent for 2000 and the first half of calendar year 2001. Beginning July 1, 2001, the offset was permanently increased to 67.5 percent. These offset levels are expected to reduce vehicle license fee revenues by $3.850 billion in fiscal year 2002-03 and $3.916 billion in 2003-04. The amount will be adjusted thereafter as vehicle sales activity changes.

Under Chapter 322, a continuous appropriation from the General Fund backfills the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. The 2003-04 Governor's Budget proposes eliminating that portion of the General Fund backfill unrelated to realignment beginning February 2003. This action is expected to reduce General Fund expenditures by $1.26 billion in 2002-03 and $2.93 billion in 2003-04 and result in a commensurate decrease in revenues to local governments.

Taxes on Tobacco Products

On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research and indigent health services, and environmental and recreation programs.

Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes of 50 cents per pack. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. Thus, this proposition increased the total excise tax on other tobacco products by an amount equivalent to an increase in the cigarette tax of one dollar per pack. There is litigation pending challenging the enactment of these new taxes.

The State excise tax on cigarettes of 87 cents per pack and other tobacco product taxes are earmarked as follows:

     Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

     Twenty-five cents of the per-pack tax on cigarettes, and the equivalent rates levied on non-cigarette tobacco products, are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs. This portion of the excise tax was imposed on January 1, 1989, as voters approved Proposition 99 of 1988.

     Ten cents of the per-pack tax is allocated to the State's General Fund.

     The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund. Legislation enacted in 1993 added the additional per pack excise tax for the purpose of funding breast cancer research.

The 2003-04 Governor's Budget proposes to increase the tobacco excise tax by $1.10 per pack of cigarettes, to $1.97 per pack, effective July 1, 2003, with the proceeds dedicated to local governments for the increased costs under State-Local Program Realignment. This proposal will also increase the tax on other tobacco products, beginning July 1, 2004, at a rate equivalent to the $1.10 per pack tax increase on cigarettes, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund.

TOBACCO LITIGATION

In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity.

Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain 'Previously Settled States' and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually. For example, the 'third annual' payment, received in April 2002, was approximately 12 percent lower than the base settlement amount due to the combined impact of: (i) the inflation adjustement, which increased the base payment by 9.7%; (ii) the volume adjustment, which reduced the inflation-adjusted base payment by approximately 18.8%; (iii) the Previously Settled States reduction, which further reduced the State's receipts by 12.45%; and (iv) the State's receipt of approximately $20.5 million as a result of a disputed payment. Future payment estimates have been reduced in a similar manner, assuming a 3% annually compounded inflation increase and declining shipments, based upon a forecast of U.S. Cigarette Consumption prepared by Global Insight, Inc.

During fiscal year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain healthcare costs. The 2003-04 Governor's Budget forecasts payments to the State totaling $474 million in 2002-03, which will be deposited in a special fund to pay certain healthcare costs.

Chapter 414, Statutes of 2002, allows the issuance of revenue bonds to generate $4.5 billion for the General Fund during the 2002-03 fiscal year secured by the Tobacco Settlement revenues received by the State beginning in the 2003-04 fiscal year. The proceeds of the sale are anticipated to be received in two segments: $2.5 billion in February 2003 (completed) and $2.0 billion in April 2003.

                     PRIOR FISCAL YEARS' FINANCIAL RESULTS

Following a severe recession in the early 1990's, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues (a total of more than $16 billion over these five years) exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

2000 Budget Act. The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00, and reflected the use of $5.5 billion from the SFEU available from surpluses in the prior year. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration did not undertake a revenue anticipation note borrowing in 2000-01.

The 2002-03 Governor's Budget released on January 10, 2002, provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates, with revenues of $71.4 billion. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001, of about $6.2 billion from the General Fund to make loans for the DWR power supply program. (At the time of enactment of the 2001

Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.)

2001 Budget Act. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. It was expected that this could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

Within a few months of the start of the 2001-02 fiscal year, the Administration recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. Accordingly, the Governor imposed an immediate spending freeze for many State agencies in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002. Despite these steps, as noted above, the State ended the fiscal year in a substantial deficit.

The 2001 Budget Act as initially enacted included Proposition 98 per pupil spending increases of 4.9 percent. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Health and human services generally were fully funded for anticipated caseload growth. Funding for many of these programs was subsequently reduced as a result of the mid-year corrections noted above.

The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.

                                   LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of Attorney General.

CONTINUING APPROPRIATION CHALLENGE

Howard Jarvis Taxpayers Association et al. v. Kathleen Connell involves a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. The trial court issued a preliminary injunction which, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. Following an appeal, the Court of Appeal upheld the Controller's authority to make payments pursuant to continuing appropriations in absence of a State budget. Thus the Controller may make payments of principal and interest on State bonds, provided there is a continuing appropriation for such bonds. The Supreme Court has granted the Controller's Petition for Review (Case no. S108099) on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. The Howard Jarvis Taxpayers Association did not seek review. However, the Supreme Court may consider all of the issues raised in the case.

ACTIONS SEEKING FLOOD-RELATED DAMAGES

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, (Sacramento County Superior Court, Case no. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has not yet been scheduled. The State is vigorously defending the action.

Paterno v. State of California, is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs filed an appeal with the Court of Appeal (Third Appellate District, Case no. C040553), and briefing is underway.

TAX REFUND CASES

The State is involved in the appeal of two refund actions, California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., and Cigarettes Cheaper!, et al. v. Board of Equalization, et al., which have been consolidated for appeal as McLane/Suneast, et al. v. Board of Equalization, et al. (Court of Appeal, Forth Appellate District, Division 1, Case no. D037599), that challenge the constitutionality of Proposition 10, which established the Children and Families Commission ('CFC') and local county commissions and increased the excise tax on tobacco products for the purpose of funding early childhood development programs through the Commission and local commissions. Plaintiffs contend Proposition 10 is unconstitutional under various provisions of the California Constitution, levies an impermissible double tax on certain tobacco products, and violates numerous other provisions of law. This appeal follows judgment in favor of all defendants as to all counts. There is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

Four pending cases allege that Revenue and Tax Code section 24402, which establishes a corporate tax deduction for dividends received that is based on the amount of the dividend paying corporation's income subject to California franchise taxes, violates the commerce clause of the United States Constitution. General Motors Corp. v. Franchise Tax Board and Farmer Brothers Company v. Franchise Tax Board were filed in the Los Angeles County Superior Court (Case no. BC269404 and Case no. BC237663, respectively). Microsoft Corporation v. Franchise Tax Board is pending in the San Francisco County Superior Court (Case no. 400 444). Montgomery Ward LLC v. Franchise Tax Board is pending in San Diego Superior Court (Case no. 802767). In two of these cases, General Motors and Farmer Brothers, the trial court has determined that Section 24402 violates the commerce clause. The Farmer Brothers decision has been appealed by the Franchise Tax Board (Court of Appeal, Second Appellate District, Division 1, B160061). An appellate court decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million. The State is vigorously contesting these cases.

Four pending cases challenge, as a violation of the due process and commerce clauses of the United States Constitution the Franchise Tax Board's treatment of gross receipts from corporate sales of short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. The Limited Stores, Inc. and Affiliates v. Franchise Tax Board is pending in Alameda County Superior Court (Case no. 837723-0); Toys 'R' Us, Inc. v. Franchise Tax Board is pending in Sacramento County Superior Court (Case no. 01-AS-04316); Microsoft Corporation v. Franchise Tax Board is the same case described above in the discussion of cases challenging Revenue and Tax Code Section 24402; General Motors Corporation v. Franchise Tax Board is the same case described above in the discussion of cases challenging Revenue and Tax Code Section 24410. Other taxpayers have raised the same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously contesting these cases.

In Eisenhower Medical Center, et al. v. State Bd. of Equalization (San Francisco Superior Court, Case no. 994985), 117 hospitals claim that certain intravenous sets and diagnostic substances are 'medicines' within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The State Board of Equalization ('SBE') does not consider intravenous sets (other than those used primarily for feeding) and diagnostic substances to be medicines and, therefore, those items are subject to sales and use taxes. The trial court ruled in favor of the SBE, and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of enteral feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et al., Real Parties in Interest, (Orange County Superior Court, Case no. 000C003385), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as 'Proposition 13'). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or 'recapture' the assessed values of real properties that temporarily decline and then increase in value. Plaintiffs have obtained certification of their action as a class action. The court has not yet rendered a judgment adopting its determination, but a judgment is expected in the near future. This anticipated judgment will bind only the County of Orange and its assessor's office. However, the effects of a final determination by an appellate court, applicable Statewide, that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see 'Proposition 98' above) in the amount of several billion dollars.

TOBACCO SETTLEMENT REVENUE CHALLENGES

In FORCES Action Project et al. v. State of California et al. (U.S. Court of Appeals for the Ninth Circuit, Case no. 02-15336), various smokers' rights groups challenge the 1998 Master Settlement Agreement (the 'MSA') as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. The court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue, and also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. The

District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed, and briefing is now complete. No date for oral argument has been set.

In Grand River Enterprises Six Nations, Ltd., et al. v. Lockyer et al. (U.S. District Court, S.D. New York, Case no. 02 CIV 5068 JFK), six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the MSA and certain other tobacco product manufacturers to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. Plaintiffs claim that these statutes violate the 1st and 14th amendments of the United State Constitution, as well as the commerce clause, and federal antitrust laws. They seek a permanent injunction against implementation and enforcement of these statutes. 'Diligent enforcement' of the escrow deposit statute protects the state from reductions in MSA payments from participating manufacturers who lose market share to nonparticipating manufacturers. The Attorneys General of 30 of the states, including California, are coordinating the defense of this case through the National Association of Attorneys General Tobacco Project. The participating Attorneys General moved to dismiss the case for lack of personal jurisdiction over the out-of state Attorneys General and, alternatively, for failure to state a claim on which relief can be granted. Briefing is now complete. No date for oral argument has been set.

ENVIRONMENTAL CLEANUP MATTER

In a federal Environmental Protection Agency ('U.S. EPA') administrative abatement action entitled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party though the Lahontan Regional Water Quality Control Board ('Board'), which is the state entity responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA 'Superfund' List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the State Board of Control, but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

ENERGY-RELATED MATTERS

In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case no. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, 'commandeering' power purchase arrangements held by Pacific Gas & Electric Company ('PG&E') and Southern California Edison ('SCE'), referred to as 'block forward contracts'. In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the 'commandeered' 'block forward contracts'. Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. Duke Energy Trading and Marketing asserts that language in the United State Court of Appeals decision in Duke

Energy Trading and Marketing, L.L.C. v. Davis, et al. (9th Cir. 2001) 267 F.3d 1042, in which the court instructed the trial court to enjoin the Governor's commandeering orders, should apply to Duke's cross-complaint.

In Pacific Gas and Electric Company v. The State of California (Sacramento County Superior Court, Case no. 02A505360), PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ( 'AB 1890') established a 'regulatory contract' between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that 'regulatory contract'. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. In January, 2002, the court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. It is not yet known whether plaintiff will appeal.

ESCHEATED PROPERTY CLAIMS

In four pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time that the Controller sells property that has escheated to the State (in these cases, shares of stock): Fong v. Connell (Court of Appeal, Third District, Case no. C042007); Harris v. Connell (Court of Appeal, Second District, Case no. B160741); Lusby-Taylor v. Connell (U.S. Court of Appeals for the Ninth Circuit, Case no. 02-16511); and Orfield v. Connell (Los Angeles County Superior Court, Case No. BC288429). The plaintiffs seek damages, which the Fong plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the value of the stock at the time of its sale by the Controller. Lusby-Taylor and Harris are styled as class actions, though that issue was not determined prior to the trial court decisions that are being appealed. Plaintiffs in Fong have appealed the denial of their motion to convert their case to a class action. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State is vigorously defending these actions.

ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

In Gail Marie Harrington-Wisely, et al. v. State of California, et al., (Los Angeles County Superior Court, Case no. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

ACTIONS SEEKING PROGRAM MODIFICATIONS

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In Williams, et al., v. State of California, et. al., (San Francisco County Superior Court, Case no. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system. The State is vigorously

In Natural Resources Defense Council et al., v. California Department of Transportation et al., (United States District Court, Central District, Case no. 93-6073-ER- (JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the 'Department') to comply with National Pollution Discharge Elimination System ('NPDES') requirements under the federal Clean Water Act ('Act') in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities that treat storm water, regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, has averaged approximately $7 billion over the last several years. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost could be billions of dollars.

The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

In Charles Davis, et al. v. California Health and Human Services Agency, et al., (United States District Court -- Northern District, Case no. C00-2532 SBA), the plaintiffs brought a class action under a number of federal acts, including the ADA, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility, who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care.

In Stephen Sanchez, et al. v. Grantland Johnson, et al., (United States District Court -- Northern District, Case no. C-00-01593 CW), the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case no. 2002-038715) a consortium of state and national law firms and public interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

                           ADDITIONAL CONSIDERATIONS

California Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

                                   APPENDIX B
                       ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the 'State') and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and updates to official statements relating to securities offerings of New York issuers. Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers New York Municipal Money Market Fund are not responsible for the accuracy or timeliness of this information.

                            CURRENT ECONOMIC OUTLOOK

The New York economy suffered more than the nation as a whole during the recession, due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. Only now are there signs of an economic turnaround. Total State employment is expected to rise 0.7 percent in 2003, following a decline of 1.6 percent for 2002. Private sector employment is expected to rise 0.9 percent in 2003, following a decline of 2.1 percent for 2002. Bonus payments paid to financial services workers have been reduced significantly due to the recession and the steep decline in the stock market. On a calendar year basis, bonuses are estimated to have fallen
23.0 percent for 2002, followed by a 10.2 percent decline projected for 2003. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the finance and insurance sector will remain at about one-half of their 2001 peak level. Wages are expected to rise 2.3 percent in 2003, following a decline of 3.2 percent for 2002. Total State personal income is projected to increase 3.1 percent in 2003.

The update to the State's four-year Financial Plan projections reflects that recent events have increased the risks to the forecast for both employment and wages. The continuing erosion of investor confidence has had a major impact on Wall Street and the New York City economy. Securities industry profits for 2002 were the lowest in eight years; profits for the fourth quarter of 2002, including research settlement charges and write-offs for potential litigation costs, were negative $1 billion. The stock market, after suffering its second consecutive annual loss in 2002, continued to deteriorate in January and February of this year, due largely to uncertainty related to pending military conflict. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for New York State goods and services, will continue to have an adverse impact on the State's economic recovery.

SPECIAL CONSIDERATIONS

The State, as a result of the failure of the Legislature to authorize tobacco securitization, is operating with relatively low cash balances through the first quarter of the 2003-04 fiscal year, even after the imposition of a strict austerity spending plan that is intended to severely limit discretionary spending during this period. The Department of Budget is preparing to implement additional cash management actions in May and June 2003 if tax receipts fall below planned levels.

It is possible that recent litigation affecting Philip Morris USA may weaken the demand for tobacco-related bonds, as investors become less confident that the tobacco companies will be able to satisfy their future payment obligations under the master settlement agreement (MSA). However, the Division of Budget (the 'DOB') believes that the enhanced security structure contemplated for the State's tobacco settlement bonds will be sufficient to allay investor concerns. Moreover, the outlook for equity markets, which are particularly important to State economic activity, remains uncertain.

There are several significant risks that could adversely affect the U.S. economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as a postponement of investment plans by businesses. Instability in the Middle East also carries the potential to affect consumer sentiment, business confidence, and oil prices.

2003-04 FISCAL YEAR

On March 10, 2003, the Governor and legislative leaders reached consensus on the revenue forecast for 2002-03 and 2003-04. It was agreed that the revenue estimates contained in the 2003-04 Executive Budget (as amended) and the economic forecast supporting the estimates were reasonable and would serve as the basis for budget deliberations. On March 31, 2003, the State Legislature enacted the 'annual debt service bill,' which includes appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. However. the Legislature had not yet taken final action on all other Executive Budget recommendations by April 1, the start of the 2003-04 fiscal year. Interim budget legislation was enacted on March 31, 2003 that extended certain revenue-raising authority and made interim appropriations for State personal service costs, various grants to local governments, and other necessary items generally for the period from April 1 through April 27, 2003. As in prior years, the State expects to enact similar interim appropriations to permit operations to continue until adoption of the 2003-04 budget.

In the February Financial Plan issued by the State on February 28, 2003 (the 'February Financial Plan'), the State projected the General Fund to end with an operating surplus of $42 million, for the 2003-04 fiscal year as compared to a previously projected operating deficit of $138 million. On April 25, 2003, the State issued a year-end update for the 2002-03 fiscal year and a status report for the 2003-04 fiscal year (the 'April Update'). Based on 2002-03 results reported in the April Update, the DOB believes that 2003-04 General Fund tax receipts may be $150 million below the February Financial Plan projections. In addition, the State Comptroller has recommended a level of pension costs for 2003-04 that would be approximately $100 million higher than the February Financial Plan estimates. Together, the potential revenue shortfall and pension increases would add roughly $250 million in unbudgeted costs to the 2003-04 February Financial Plan. The DOB expects that the financing of the new costs will be part of the final resolution of the 2003-04 budget.

             2003-04 FISCAL YEAR PROJECTIONS AS OF FEBRUARY 2003

The projections and estimates set forth below were made by the State as of February 2003. It is not determinable how these projections will be affected by the April Update described above.

The February Financial Plan increased the General Fund receipt estimates for 2003-04 by $49 million. The Executive Budget, released in January 2003, had previously projected General Fund receipts at $38.19 billion, or $1.75 billion below 2002-03 estimates. Personal income tax collections for 2003-04 were projected to reach $15.25 billion, a decrease of $1.93 billion (11.2 percent) from 2002-03 due largely to two factors: a $791 million increased RBTF deposit and a $1.29 billion lower contribution from the Refund Reserve account. The February Financial Plan revised the 2003-04 Executive Budget estimate upward by $4 million reflecting a February proposal to change the interest rate formula used to calculate interest paid on refund payments.

The State believes that the underlying weakness in income tax liability in 2002 and 2003 is mainly attributable to the significant economic devastation caused by the events of September 11 and their aftermath. Decreases in State employment wages, Wall Street bonuses, and non-wage income contribute to an estimated adjusted gross income decline for 2002 and a minimal increase for 2003. Gross proceeds minus refunds in the income tax are expected to increase by $190 million in 2003-04 largely reflecting continued weakness in underlying liability.

User tax and fee receipts in 2003-04 are projected to rise by $456 million, to $7.51 billion. This reflects the impact of $309 million in revenue gains from proposed legislation. Adjusted for these legislative proposals, the underlying growth rate is 2.1 percent. The sales and use tax accounts for nearly
90 percent of projected user tax and fee receipts. Sales and use tax receipts are responsive to economic trends, such as growth in income, prices, and employment. Growth in disposable income, combined with modest employment gains, produce a projected increase in the base of 4.3 percent for 2003-04. User taxes and fees also include cigarette, tobacco, and alcoholic beverage taxes and motor vehicle fees. Generally, the majority of the receipts from these sources are attributable to flat-rate volume-based levies that respond little, if at all, to short-term economic developments (other than price changes impacting consumption) and are marked, in the main, by declining consumption trends.

In 2003-04, business taxes are expected to total $3.68 billion -- $160 million above 2002-03 estimates. Corporation and utility tax receipts in 2003-04 are projected to total $805 million, a decrease of $63 million from 2002-03. This projected decrease is primarily due to continued stagnation in telecommunications related receipts, and further rate reductions in the utility sector. Corporate franchise receipts are projected to increase by $56 million to $1.59 billion in 2003-04, resulting from improved corporate profitability, offset by the impact of enacted tax reductions. Other business taxes include franchise taxes on insurance companies and banks. In 2003-04, bank taxes are projected to be $468 million -- $19 million above estimates for 2002-03, reflecting a modest rebound in bank earnings. Net collections from insurance taxes are projected at $818 million, an increase of $148 million from 2002-03, due largely to the proposed law change restructuring the insurance tax.

Other taxes include receipts from the estate tax, the real property gains tax, pari-mutuel taxes, the racing admissions tax and the boxing and wrestling exhibitions tax. In 2003-04, other taxes are projected to yield $771 million, $10 million above expected 2002-03 results. The estimate reflects the expectation of growth in the value of taxable estates offset somewhat by the acceleration of the unified credit exemption. Pari-mutuel tax receipts are expected to increase due to legislation submitted with this budget to expand wagering opportunities.

Miscellaneous receipts include license revenues, fee and fine income, investment income, abandoned property proceeds, a portion of medical provider assessments and various nonrecurring receipts. Miscellaneous receipts for 2003-04 are estimated at $3.95 billion, a decrease of $506 million from 2002-03. Tobacco proceeds are projected to remain flat at $1.90 billion. The decrease of $547 million in other miscellaneous receipts reflects the one-time nature of transactions that added to receipts in 2002-03.

Personal income tax transfers in excess of revenue bond debt service requirements are projected to increase by $586 million from 2002-03 to 2003-04 due to the estimated increase in dedicated funds of $791 million, offset by increased by debt service requirements. The decline in transfers from the real estate transfer tax is due to a projected decline in dedicated tax receipts of $44 million and an increase in Clean Water/Clean Air (CW/CA) debt service requirements of $20 million. The $565 million projected decrease in all other transfers in 2003-04 is primarily due to the loss of one-time transfers from the Environmental Protection Fund ($283 million), Federal reimbursement of the World Trade Center-related costs ($240 million), as well as the conclusion of transfers to the Emergency Highway Funds ($115 million). These decreases are partially offset by an increase in receipts from Indian casinos ($41 million).

The State originally projected General Fund disbursements of $38.64 billion in 2003-04, a decrease of $1.14 billion (2.9 percent) from the previous year. However, the Governor proposed changes to the Executive Budget in February that are projected to decrease General Fund spending for the 2003-04 fiscal year by $132 million. This net decrease primarily reflects revised welfare caseload projections ($50 million), re-estimated costs for the remaining 2002-03 school year payments ($31 million), additional federal resources available to finance Medicaid payments ($29 million), additional Higher Education Services Corporation balances used to offset General Fund SUNY and CUNY spending ($26 million), and revised subsidy costs associated with the Court Facilities Incentive Aid Fund ($21 million). These savings are offset by a reduction in federal support for the State Criminal Alien Assistance Program that produces higher General Fund costs ($33 million).

Grants to Local Governments spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The most significant areas of spending in local assistance are for aid to public schools (45 percent) and for the State's share of Medicaid payments (21 percent). Other large areas of spending include mental hygiene programs (6 percent), higher education programs (5 percent), children and family services (4 percent), welfare assistance (4 percent), general purpose local aid to counties and municipalities (3 percent), handicapped education programs (3 percent), and public health programs (2 percent).

Local assistance spending is projected to decline $1.02 billion from 2002-03 resulting from the combination of cost containment initiatives offset by planned spending growth. The Executive Budget recommended $4.06 billion of cost containment initiatives, reforms, and revenue maximization efforts primarily in school aid, Medicaid, the Tuition Assistance Program (TAP), and welfare. These savings initiatives are partially offset by projected spending growth across all local assistance programs, including Medicaid, welfare and school aid.

General Fund spending for school aid is projected at $11.74 billion in 2003-04 (on a State fiscal year basis), a decrease of $559 million (4.5 percent) from 2002-03. On a school year basis, the annual decrease totals $1.24 billion (8.5 percent). This decrease includes reductions in discretionary categorical programs which, when coupled with expense-based declines in building aid and enrollment-based declines in growth aid, generates savings of $607 million -- or nearly one-half of the proposed $1.24 billion school aid reduction. Other school aid recommendations include an operating aid reduction that is sensitive to each district's relative wealth and student needs, as well as other targeted savings and reforms.

Medicaid spending is estimated at $5.46 billion in 2003-04, a decrease of $482 million (8.1 percent) from 2002-03. This net decrease results from roughly $1.23 billion in cost reductions related to proposed restructuring of various programs ($1.02 billion) and revenue maximization actions ($207 million), including the restoration of 0.7 percent hospital and 0.6 percent home care assessments, offset primarily by projected underlying spending growth of approximately 7.5 percent. Program restructuring proposals include a range of cost containment initiatives for hospitals, nursing homes and home care ($233 million), proposals to control the rising costs of prescription drugs ($112 million) and various other efficiencies. Proposed actions that will lower General Fund costs also include increased Federal aid governed from an increase in the cap on disproportionate share payments to public hospitals ($324 million). In addition, the recommendations include a realignment of program responsibilities which would result in the State picking up the entire local share of pharmacy costs, while the local share of costs related to fee-for-service hospital and clinics would increase from 25 percent to 37 percent ($227 million).

Spending on welfare in 2003-04 is projected at $984 million, an increase of $488 million (98.4 percent) over 2002-03. The year-to-year increase is due primarily to the use of Federal TANF reserve funds in 2002-03 ($465 million). The projected welfare caseload of 651,400 recipients represents an increase from 2002-03 of approximately 32,900 recipients (5.3 percent).

Higher Education Services Corporation ('HESC') spending is projected at $407 million, an increase of $90 million (28.5 percent) from 2002-03. This net change reflects a reduction in available Federal TANF funds ($155 million) and underlying program growth ($176 million), partly offset by a restructuring of the TAP to provide greater incentives for timely degree completion ($241 million).

City University of New York ('CUNY') spending is projected at $668 million, a decrease of $192 million (22.4 percent) from 2002-03. The decrease is primarily due to savings measures to be determined by the senior colleges ($91 million), and a reduction in costs due to a one-time retroactive collective bargaining payment made in 2002-03 ($63 million).

All other spending for local assistance programs is projected to total $6.65 billion in 2003-04, a net decrease of $364 million (5.2 percent) from the current year. This projected decrease is largely attributable to the shift of Empire State Development Corporation capital programs ($95 million) and the Consolidated Highway Improvement Program ($24 million) to other funding sources, nonrecurring adds and program restructuring within the Education Department ($156 million), proposed efficiencies in public protection programs ($33 million), the sunset of county aid ($22 million), and savings initiatives proposed across all agencies and local assistance programs.

State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government. The projected $610 million annual spending decrease comprises lower spending in both personal service ($470 million) and non-personal service ($140 million) across almost all Executive agencies. Spending for the Legislature is flat year-to-year and the Judiciary is up $33 million from 2002-03.

The State Operations estimates reflect $1.04 billion in savings initiatives. Included in these savings are $481 million from continuation of the strict Statewide hiring freeze, aggressive use of a retirement incentive for State employees, and various actions to restrain non-personal service spending in all agencies. A total of $564 million in additional savings is projected to be available in 2003-04 from various revenue maximization efforts to finance State Operations spending. These include additional mental hygiene Federal revenues ($306 million), various shifts of General Fund costs to other funding sources ($134 million) including moving additional Department of Motor Vehicle costs to the Dedicated Highway Fund, and motor vehicle fee increases which offset General Fund spending ($43 million). The savings initiatives and revenue maximization efforts are partially offset by planned base level spending growth of $430 million, primarily attributable to a decline in revenues that support General Fund spending ($146 million) and to normal salary step increases and nonpersonal service inflationary increases ($133 million).

The State's Executive agency All Funds workforce is projected to be 186,000 by the end of 2003-04, a decrease of approximately 10,000 from November 2001, primarily through attrition. This will be the lowest headcount level in decades.

General State Charges ('GSCs') account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fixed costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

The projected GSC growth of $395 million corresponds to pension fund investment losses and rising health insurance costs. Pension investment losses are expected to result in additional contributions to the New York State and Local Retirement Systems for fiscal year 2003-04. The employer' pension contribution rate is projected to increase to 4 percent of payroll in 2003-04, increasing pension costs by $250 million (169 percent). Health insurance premiums are expected to increase by approximately $220 million in 2003-04 to cover the rising expense and utilization of employee health care. The Executive Budget proposes $70 million in savings from benefit changes that would reduce the growth in support for employee health insurance to $150 million (9.3 percent). These changes, many of which are subject to negotiations with State employee unions, would place restrictions on pharmacy benefits, require a higher co-payment for nonessential prescription drugs, modernize the hospital benefit plan, increase employee co-payments, deductibles and coinsurance levels for doctor visits, and raise the share of health insurance premiums paid by employees and retirees.

The net increase in debt service transfers of $109 million reflects planned growth in debt service costs, partially offset by previous debt reduction efforts, the use of lower-cost revenue bonds, the impact of legislation to allow the State to diversify its debt portfolio and reduce borrowing costs, and the State Comptroller's accounting treatment of debt service costs for the personal income tax revenue bond program.

The $36 million increase in the Capital Projects Fund transfer primarily reflects the receipt of $31 million in bond proceeds in 2002-03 to reimburse spending which occurred in 2001-02.

The increase in transfers of $119 million to the State University is due to the timing of State subsidy payments to the SUNY hospitals ($107 million) and the use of Dormitory Authority funds ($12 million) in 2002-03 to help subsidize the SUNY hospitals; these are not available in 2003-04.

All other transfers declined by $173 million in 2003-04 due to decreases in the Community Service Provider Assistance Program ($100 million), payments to the State Lottery Fund ($14 million), and the State's share of Medicaid payments to SUNY hospitals ($45 million).

A total of $3.3 billion in nonrecurring actions is incorporated in the 2003-04 Financial Plan, including resources from the securitization of tobacco settlement payments ($2.3 billion), the use of Federal TANF moneys to offset General Fund welfare and HESC program spending ($408 million), the one-time shift of various pay-as-you-go capital projects to bonding ($176 million), debt management actions to reduce debt service costs ($163 million), one-year cap of STAR benefit increases ($93 million), recoveries of school aid and welfare overpayments ($88 million), and various routine fund sweeps ($101 million).

The February Financial Plan projects total savings of $213 million in 2003-04 primarily including the net impact of revised welfare caseload projections ($50 million), reestimated costs for the remaining 2002-03 school year payments ($31 million), additional Federal resources available to finance Medicaid payments ($29 million), additional Special Revenue Fund balances used to offset General Fund spending ($26 million), revised subsidy costs associated with the Court Facilities Incentive Aid Fund ($21 million), various reestimates to Judiciary fee increases ($7 million), and various administrative savings and an effort spearheaded by Empire State Development Corporation to achieve savings through privatization ($49 million).

These 2003-04 savings will be used to finance the $180 million shortfall from 2002-03, as well as an expected increase in General Fund costs of $33 million related to a reduction in Federal reimbursements previously used to offset General Fund State operations spending for the Department of Correctional Services.

The State projects a closing balance of $730 million at the end of the 2003-04 fiscal year, a decline of $453 million from 2002-03. The closing balance of $730 million represents the moneys on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The decline is due to the planned use in 2003-04 of balances in the Community Projects Fund ($75 million) and tobacco securitization reserves ($378 million).

To permanently improve the State's reserve levels, the Executive Budget includes legislation to gradually increase the maximum size of the State's rainy day fund from 2 percent of General Fund spending to 5 percent, and to increase maximum annual deposits from 0.2 percent to 0.5 percent of spending.

2002-03 FISCAL YEAR

In the February Financial Plan, the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. Under the Governor's plan, the State would have received $1.9 billion in revenues from the sale in 2002-03, $1.9 billion in 2003-04, and $400 million in 2004-05.

However, the State Legislature failed to enact legislation authorizing the tobacco settlement sale during 2002-03 and has yet to enact such legislation in 2003-04. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04. After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion (including $710 million in the State's Tax Stabilization Reserve Fund -- the 'rainy day' reserve), $10 million above the February Financial Plan projection of $1.0 billion. The positive variance was due to slower-than-projected spending from the Community Projects Fund that supports legislative member items.

To keep the 2002-03 fiscal year in balance, the State implemented $700 million in administrative actions and, in the absence of planned revenues from the tobacco settlement sale, deferred $1.9 billion in discretionary aid payments originally planned for 2002-03 into early 2003-04. After those actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of

$1.01 billion ($815 million in the General Fund and $200 million in the refund reserve account), $10 million above the February Financial Plan projection of $1.0 billion.

The General Fund cash balance at year-end totaled $815 million. The balance is comprised of $710 million in the Tax Stabilization Reserve Fund (TSRF), $20 million in the Contingency Reserve Fund (CRF) to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative 'member items.' The closing balance excludes amounts on deposit in the refund reserves account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account. The refund reserves account is used to pay for tax refunds across fiscal years and to help accomplish other financial objectives, including the movement of resources form one year to the next. Changes to the refund reserves affect the level of reported personal income taxes.

General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale that the Legislature has not yet approved, but also incorporated a contingency plan (since implemented) to defer payments if the tobacco sale was delayed. The tobacco settlement revenues were budgeted as higher miscellaneous receipts in the February Financial Plan. The remaining shortfall of $441 million was spread among taxes and miscellaneous receipts, with the largest shortfalls occurring in personal income taxes ($279 million), business taxes ($92 million), and miscellaneous receipts ($94 million).

General Fund receipts and transfers for 2002-03 declined by $2.5 billion in comparison to the Enacted Budget Financial Plan adopted in May 2002. Both personal income tax and business tax collections were significantly below the Enacted Budget projections. The revenue shortfall was primarily attributable to a weaker than expected national economy, depressed corporate earnings made worse by the impact of accounting scandals, and continued weakness in the equity markets. These factors led to larger than expected declines in financial service industry employment and incomes, which, given the importance of this sector to the New York economy, had a magnified impact on the revenue base.

General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results). Compared to the Enacted Budget Financial Plan forecast, actual disbursements were $2.6 billion below projections. Savings from administrative actions that lowered discretionary spending, coupled with the $1.9 billion in deferred spending described above, accounted for most of the variance.

The State maintains two permanent General Fund reserves, the TSRF and the CRF. The State is authorized to use amounts on deposit in the TSRF to fund unanticipated year-end operating deficits and to support cash flow needs during the fiscal year. At the close of 2002-03, the TSRF had a balance of $710 million, unchanged from 2001-02. From 1994-95 through 2001-02, the State made seven consecutive deposits to the TSRF at the maximum annual level permitted by law (two-tenths of one percent of General Fund spending), bringing the balance from $157 million in 1994-95 to its current level of $710 million in 2002-03.

The CRF, which the State may use to pay for costs related to court settlements, natural or physical disasters, or incentives to enhance the State economy, ended 2002-03 with a balance of $20 million, a decline of $137 million from 2001-02. The State appropriated $142 million from the CRF in 2002-03 to finance the final settlement of the Yonkers school desegregation lawsuit and other costs, offset by $20 million in automatic deposits from the Federal revenue maximization account.

From time to time, the State has reserved surplus revenues outside of the two permanent reserve funds. At the close of the 2000-01 fiscal year, the State had $2.9 billion in additional reserves set aside from prior year operations. Of this amount, $1.9 billion was used in 2001-02 to meet ongoing operating expenses and respond to the immediate impact of the World Trade Center attacks. The remaining balance of $1.1 billion was used to cover revenue losses in 2002-03 related to the recession and continuing impact of the September 11th attacks.

2001-02 FISCAL YEAR

The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion on a Generally Accepted Accounting Principles ('GAAP') basis, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million). The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year on a GAAP basis, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business tax payers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund) and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates that filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

As previously noted, the General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. General purpose expenditures declined by $428 million (30.8 percent) primarily due to the required adoption of a new accounting standard (GASB Statement No. 33) which resulted in the restatement of 2001 expenditures to include an additional $369 million in expenditures. Personal service costs increased $129 million (1.9 percent) principally as a result of increases in wages as required by previously approved collective bargaining agreements.

Net other financing sources in the General Fund decreased $441 million (90.0 percent). This net decrease resulted from a decline in proceeds from bonds issued to fund aid payments for local government transportation capital projects and increased transfers to other funds of $224 million, both of which were partially offset by an increase of more than $100 million in transfers from the Abandoned Property Fund. The increase in transfers to other funds was primarily caused by increased subsidies for higher education (SUNY and CUNY).

2000-01 FISCAL YEAR

The State ended its 2000-01 fiscal year in balance on a cash basis with a General Fund surplus of $2.7 billion. The closing balance in the General Fund was $1.1 billion, a decrease of $69 million from the 1999-2000 fiscal year. The closing fund balance excluded $3.5 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the STAR Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ('DRRF') for debt reduction in fiscal year 2001-02.

General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7%) over fiscal year 1999-2000 results. General Fund disbursements, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.493 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

1999-2000 FISCAL YEAR

The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by the DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The State reported closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000, $107 million in the CRF, $250 million in the DRRF, and $263 million in the CPF.

The closing fund balance excluded $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction had the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

                            RATING AGENCIES' ACTIONS

S&P, Moody's and Fitch assigned bond ratings of AA, A2 and AA, respectively, to the State's general obligation bonds as of March 24, 2003. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                               PUBLIC AUTHORITIES

The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2001, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $101 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ('MTA') receives the bulk of this money in order to provide transit and commuter services.

                     METROPOLITAN TRANSPORTATION AUTHORITY

The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Tri-borough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-04 Capital Program. On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for 2000 through 2004. Minor amendments were subsequently approved. The 2000-04 Capital Program is the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

The 2000-04 Capital Program approved by the Capital Program Review Board assumes the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Plan Review Board may amend the 2000-2004 Capital Program from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

The MTA Board has approved an interim financial plan for the years 2003 and 2004 for itself and the other Related Entities (the '2003-2004 Financial Plan'). Fare and toll increases are currently being considered. Section 1269-d of the Public Authorities Law requires the MTA to prepare a strategic operations plan each July for the five-year period commencing January 1 of the following year that includes estimates of operating costs and resources, estimates of capital costs and resources, the level and structure of fares for each year of the period covered by the plan. The last time the MTA prepared such a five-year plan was in September 1999.

The MTA also approved separate five-year capital programs for (1) the commuter railroad operations conducted by LIRR and MNCRC (the '2003-2004 Commuter Capital Program'), (2) the transit system operated by the Transit Authority and its subsidiary, MaBSTOA, and the rail system operated by SIRTOA (the '2003 -2004 Transit Capital Program'), and (3) the toll bridges and tunnels operated by TBTA (the '2000-2004 TBTA Capital Program'). All such Capital Programs, as amended to date, are effective.

The financial plan, as originally formulated in September 1999 for the period 2000-2004 (the 'Original 2000-2004 Financial Plan'), was designed to maintain fiscal stability for the Related Entities and enable all such entities to maintain their respective operations on a self-sustaining basis for 2004. The Original 2000-2004 Financial Plan was also designed to continue a program of capital expenditures that would support the ongoing maintenance of MTA's transportation network and provide needed improvements to enhance services to its customers, as well as expand service through a number of new initiatives. The principles established to guide the Original 2000-2004 Financial Plan were as follows: improve customer satisfaction by expanding and improving service; increase safety, and continue cost reductions and increase efficiencies.

The Related Entities were able to maintain their respective operations on a self-sustaining basis during 2001 and 2002. The State advanced the payment of approximately $230 million of Mass Transportation Operating Assistance (MTOA) receipts scheduled for the first quarter of 2003 into the fourth quarter of 2002, thereby permitting the Related Entities to operate on a self-sustaining basis for 2002. However, by November 2002, in developing the 2003 and 2004 budgets, it became clear that additional moneys would be needed during the next two years.

While operating revenues are generally stable, non-operating revenues, including State subsidies and mortgage recording taxes, have been impacted by the recession and the terrorist attack. While real estate activity has generally been active, commercial activity is showing additional signs of weakening and home sales to date have been assisted by low mortgage rates.

After taking into account internal actions and an additional $12 million in State aid in 2004, the 2003-2004 Financial Plan projects a budget gap of $951 million for calendar years 2003 and 2004. Among the potential gap closing measures are service cuts, securing additional inter-governmental assistance, and increasing fares and tolls.

                                   LOCALITIES

THE CITY OF NEW YORK

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center.

In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected, that State budgets will be adopted by the April 1 statutory deadline (or interim appropriations will be enacted), or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

For the 2000-2001 and 2001-2002 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

The February Financial Plan included General Fund Financial Plans prepared in accordance with GAAP for State fiscal years 2002-03 through 2005-06. The accounting principles that the DOB applied in preparing the GAAP projections are consistent with those applied by the State Comptroller for the 2001-02 GAAP-basis Financial Statements. Accordingly, the projections do not reflect the impact of any pending proposals of the Governmental Accounting Standards Board, including GASB 34. The changes mandated by GASB 34 are expected to significantly change the presentation of GAAP-basis financial results for state and local governments in 2002-03.

The General Fund GAAP Financial Plan issued as part of the February Financial Plan projected that the State would end the 2002-03 fiscal year with an operating imbalance of $2.74 billion. The operating result reflected the use of reserves in response to the World Trade Center disaster. As a result of the operating deficit, the accumulated surplus was projected to decline from $492 million at the end of 2001-02 to a $2.24 billion accumulated deficit at the end of 2002-03.

The deferral of $1.9 billion in spending from 2002-03 until 2003-04 is expected to increase the 2002-03 accumulated GAAP-basis deficit, since the deferred payments are expected to be accrued to the 2002-03 fiscal year. However, the tobacco settlement revenues originally anticipated in 2002-03 but now expected in 2003-04 are likely to be accrued to the 2003-04 fiscal year resulting in no net change to the accumulated GAAP deficit by the end of 2003-04.

OTHER LOCALITIES

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-03 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority previously estimated that it had

$662 million in bonds and $202 million in BANs outstanding. The Authority may also impose financial plan requirements on Nassau County. The State expects to make a total of $100 million in transitional aid payments to the County over a five-year period. To date, the State has provided $70 million in transitional assistance: $25 million in both 2000-01 and 2001-02, and $20 million in 2002-03. Future transitional aid payments ($15 million annually in 2003-04 and 2004-05) must be appropriated by the State and are contingent upon the Authority's annual approval of Nassau County's financial plan.

The State traditionally provides unrestricted financial assistance to cities, counties, towns and villages outside of New York City. Funding in the 2002-03 Enacted Plan totals approximately $486 million, and includes General Purpose Local Government Aid, Local Government Aid to Countries, Supplemental Municipal Aid and targeted emergency aids.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $108 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                      DEBT AND OTHER FINANCING ACTIVITIES

2002-03 BORROWING PLAN

The State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the 'Plan') within 90 days after the enactment of the State Budget. The DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.

DEBT REFORM ACT -- LIMITATIONS ON STATE-SUPPORTED DEBT

The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts.

Estimated debt service disbursements from the debt service funds type are projected at $3.10 billion for 2002-03 and $3.37 billion for 2003-04. The $271 million increase is due to a combination of ongoing debt management actions that lower the State's cost of borrowing in 2002-03 to provide recurring savings. This includes: the refunding of State-supported bonds; using variable rate bonds and interest rate exchange agreements authorized by 2002 legislation; modernizing the financing structure of State-supported bonds; and issuing lowercost personal income tax revenue bonds. Estimated disbursements reflect the refunding of State-supported bonds to generate significant present value savings. Debt service costs for the current year and over the five-year Capital Program and Financing Plan are projected to remain within the caps imposed by the Debt Reform Act.

                                   LITIGATION

GENERAL

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined are not material, generally in excess of $100 million. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2002-03 fiscal year or thereafter.

The General Purpose Financial Statements for the 2001-02 fiscal year reported awarded and anticipated unfavorable judgments of $698 million, of which $91 million is expected to be paid during the 2002-03 fiscal year.

Adverse developments in these proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year, but there can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments.

STATE FINANCE POLICIES

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the 'public asset fund' to be used for the purpose set forth in 'SS' 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On
November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint.

LINE ITEM VETO

In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument.

BUDGET PROCESS

In Pataki v. McCall, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.

By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.

REAL PROPERTY CLAIMS

Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of-the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit.

SCHOOL AID

In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article

11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a 'sound basic education' as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division First Department reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

MEDICAID

There are two separate cases or lines of cases reported in this section.

Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

In a related case, Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law 'SS' 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or 'HCRA 2002,' which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income.

In a consolidated action commenced in 1992 (Dowd, et al. v. Bane, Supreme Court, New York County), Medicaid recipients and home health care providers and organizations challenge (1) the 1992 promulgation by the State Department of Social Services (DSS) of a home assessment resource review instrument (HARRI), to be used by DSS to determine eligibility for and the nature of home health care services for Medicaid recipients, and (2) the DSS policy of limiting reimbursable hours of service until a patient is assessed using the HARRI. In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the ground that such use would violate Federal Medicaid law and the Americans with Disabilities Act. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction.

On January 9, 2003, a settlement was entered into in Rodriguez, pursuant to which the Department of Health will provide plaintiffs with certain fair hearing rights during a one-year monitoring period. As part of that settlement, the plaintiffs also agreed to discontinue Dowd.

                                  APPENDIX C
                            DESCRIPTION OF RATINGS*

THE RATINGS OF MOODY'S INVESTORS SERVICE, INC., STANDARD & POOR'S RATINGS GROUP AND FITCH RATINGS REPRESENT THEIR OPINIONS AS TO THE QUALITY OF VARIOUS DEBT OBLIGATIONS. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, MUNICIPAL OBLIGATIONS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE MUNICIPAL OBLIGATIONS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM DEBT RATINGS:

Aaa -- Bonds and Preferred Stock which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds and Preferred Stock which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in 'Aa'-rated bonds appear somewhat larger than those securities rated 'Aaa.'

A -- Bonds and Preferred Stock which are rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds and preferred stock which are rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds and preferred stock which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds and preferred stock which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds and preferred stock which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds and preferred stock which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds and preferred stock which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from 'Aa' through 'Caa.' The modifier '1' indicates that the obligation ranks in the higher end

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* As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST MIG/VMIG RATINGS U.S. SHORT-TERM RATINGS:

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade ('MIG') and are divided into three levels -- 'MIG 1' through 'MIG 3.' Moody's Investment Grade ('MIG'). The short-term rating assigned to the demand feature of variable rate demand obligations is designated 'VMIG.' MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST PRIME RATING
SYSTEM:

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1 -- Issuers rated 'Prime-1' (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
(1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 -- Issuers (or supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE RATINGS:

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C -- Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated `CC' is currently highly vulnerable to nonpayment.

C -- The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus ( - ): The 'AA' and 'CCC' ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS OF MUNICIPAL ISSUE:

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

 -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

 -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S SHORT-TERM ISSUE CREDIT
RATINGS:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S DUAL RATINGS:

Standard & Poor's assigns 'dual' ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

DESCRIPTION OF FITCH RATINGS INTERNATIONAL LONG-TERM CREDIT RATINGS:

When assigning ratings, the agency considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB -- Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE:

BB -- Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B -- Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% -- 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

DESCRIPTION OF FITCH RATINGS INTERNATIONAL SHORT-TERM CREDIT RATINGS:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added '+' to denote any exceptionally strong credit feature.

F2 -- Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B -- Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favourable business and economic environment.

D -- Default. Denotes actual or imminent payment default.

NOTE TO LONG-TERM AND SHORT-TERM RATINGS:

'+' or '-' may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

                            STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as....................................  'D'
Characters normally expressed as superscript shall be preceded by.......... 'pp'
Characters normally expressed as subscript shall be preceded by............ [u]